                                                                  PROJECT WONTON






                     PRESENTATION TO THE BOARD OF DIRECTORS


                             STRATEGIC ALTERNATIVES







                               HIGHLY CONFIDENTIAL
                NOT TO BE REPRODUCED OR DISCUSSED WITH OUTSIDERS



                                  July 20, 1998

TABLE OF CONTENTS
--------------------------------------------------------------------------------

     I      Situation Assessment
     II     Summary of Alternatives to Increase Shareholder Value
     III    Leveraged Recapitalization
            A     Company Sponsored Recapitalization
            B     Financial Investor Sponsored Recapitalization
     IV     Sale of the Company
     V      Conclusion
            Appendices
     A      Summary Transaction Timetables
     B      Ownership Summary and Traded Volume Analysis
     C      Discounted Cash Flow Analysis
     D      Comparable Public Companies
     E      Comparable Mergers and Acquisitions Transactions
     F      Precedent Leveraged Recapitalization Transactions
     G      Illustrative Company Sponsored Leveraged Recapitalization Model
     H      Illustrative Financial Investor Sponsored Leveraged Recapitalization
             Model
     I      Illustrative Leveraged Buyout Model
     J      Illustrative Merger Model

SECTION I


                            SITUATION ASSESSMENT

SITUATION ASSESSMENT
--------------------------------------------------------------------------------

BEAR STEARNS IS PLEASED TO HAVE THIS OPPORTUNITY TO AGAIN DISCUSS WITH WONTON'S BOARD OF DIRECTORS OUR EVALUATION OF ALTERNATIVES TO ENHANCE SHAREHOLDER VALUE FOR THE BENEFIT OF ALL SHAREHOLDERS.

OUR EVALUATION OF ALTERNATIVES IS IMPACTED BY THE FOLLOWING KEY CONSIDERATIONS:

 o HIGH QUALITY RESTAURANT COMPANY: Proven concept with high operating margins and consistent financial performance are very unusual within restaurant sector.

 o ROBUST CAPITAL MARKETS: Ready liquidity and financing available at rates near to historic lows.

 o VERY SIGNIFICANT ACQUISITION ACTIVITY: Record levels of acquisition activity driven by desire for core earnings growth for corporate acquirers and the significant capital available for financial buyers.

 o COMPANY SHAREHOLDER BASE FOCUSED ON VALUE CREATION: The attempted going-private transaction has focused shareholders' attention on the Company's effort to enhance shareholder value.

THE FOLLOWING INFORMATION PROVIDES AN ASSESSMENT OF THE CURRENT SITUATION AS IT RELATES TO THE COMPANY FOLLOWED BY A DISCUSSION OF THE COMPANY'S STRATEGIC ALTERNATIVES.

SITUATION ASSESSMENT - PUBLIC EQUITY MARKETS
--------------------------------------------------------------------------------

THE PUBLIC EQUITY MARKETS HAVE ENJOYED RECORD RETURNS OVER THE LAST SEVERAL YEARS AND ARE AT RECORD HIGHS IN TERMS OF VALUATION:

o     SHARE PRICE GAINS:  S&P 500 has gained 108% over the last 3 years.

o HIGH VALUATION MULTIPLES: Current P/E multiples for expected 1998 earnings of the S&P 500 are 27.8x.

o LOW DIVIDEND YIELDS: Current dividend yield for S&P 500 companies is 1.35%.



AS THE MARKETS HAVE MOVED TO THESE RECORD LEVELS, HOWEVER, INVESTORS HAVE FOCUSED ON SEVERAL KEY THEMES:

o GROWTH EMPHASIS: The equity market has a bias toward strong growth stories.

o     DEPLOYING CASH:  Excess cash is not highly valued by investors.

o SELECTIVE INDUSTRIES: Restaurants are a relatively out-of-favor sector in the equity markets.

o LEVERAGABLE BRAND: Investors value the ability to apply an existing brand and business model into new markets.

SITUATION ASSESSMENT - DEBT CAPITAL MARKETS
--------------------------------------------------------------------------------

THE DEBT CAPITAL MARKETS ARE CURRENTLY VERY ATTRACTIVE FOR ISSUERS DUE TO RECORD LIQUIDITY AT RATES NEAR HISTORIC LOWS:

o LOW TREASURY YIELDS: The 10-year Treasury bond yield has decreased from a yield of 6.49% in January 1997 to 5.49% today.

o TIGHTENING SPREADS: The average spread to worst for corporate high yield issues decreased from 9.8% to 9.2%.

o RECORD HIGH YIELD ISSUANCE: YTD issuance of high yield bonds totals $101.2 billion, 80% greater than the 1997 period.


                 BEAR STEARNS HIGH YIELD INDEX - YIELD TO WORST

[GRAPHIC OMITTED]                                           [GRAPHIC OMITTED]

SITUATION ASSESSMENT - RESTAURANT INDUSTRY
--------------------------------------------------------------------------------

OVERALL, THE RESTAURANT INDUSTRY HAS BEEN AN OUT-OF-FAVOR SECTOR IN RECENT YEARS WITH PUBLIC EQUITY INVESTORS DUE TO:

o SLOWING GROWTH: Industry growth has slowed to 4.5% from 8.0% in the 1980s.

o     COMPETITION:  Increased competition from new entrants.

o     HIGHER COSTS:  Increasing labor costs.

o     EXCESS CAPACITY: General overcapacity after over-expansion in the early
      1990s.

THOSE RESTAURANT CONCEPTS THAT HAVE ACHIEVED AND SUSTAINED HIGH MARKET VALUATIONS POSSESS:

o     CONSISTENT EARNINGS GROWTH

o     HIGH VISIBILITY OF EARNINGS

o     SAME STORE SALES GROWTH

o     STRONG ROI PERFORMANCE

RECENTLY, FINANCIAL INVESTORS HAVE BEGUN INVESTING AGGRESSIVELY IN THIS SECTOR AS IT PRESENTS ATTRACTIVE RELATIVE VALUATIONS TO OTHER INDUSTRY SECTORS.

SITUATION ASSESSMENT - THE COMPANY
--------------------------------------------------------------------------------

WONTON IS A UNIQUE AND VERY ATTRACTIVE RESTAURANT COMPANY WITH A WIDE RANGE OF STRATEGIC ALTERNATIVES.

THE FOLLOWING FACTORS ARE THE KEY CONSIDERATIONS IN EVALUATING THE COMPANY'S STRATEGIC ALTERNATIVES:

o MARKET LEADER: Leading provider of quick service specialty foods in the U.S. and abroad. Unique franchise in serving the "captive" customer.

o     STABLE CASH FLOW: Proven format provides strong and stable cash flow.

o INTERNAL GROWTH CONSTRAINTS: Lack of availability of desirable locations for Wonton core business may constrain new stores to 25-35 per year.

o NO BORROWINGS: Cash flow generation in excess of capital expenditures results in over "equitized" balance sheet.

o LIMITED ACQUISITION OPPORTUNITIES: Preference for internal development; few similar good concepts.

o SIGNIFICANT EXCESS CASH: Currently approximately $120 million in excess cash.

o ABILITY TO EXTEND CONCEPT: Limited track record of extending concept to "non-captive" customer base.

SITUATION ASSESSMENT - GROWTH INITIATIVES
--------------------------------------------------------------------------------

WONTON MANAGEMENT HAS DEVELOPED SEVERAL RESTAURANT CONCEPTS TO PROVIDE FUTURE GROWTH OUTSIDE OF ITS WONTON CORE BUSINESS:

o UMBERTO'S (80% OWNED): Upscale pizzeria and family-style Italian restaurant.

      o 3,500 - 4,000 square foot typical size in higher quality strip malls in suburban locations.

      o 70% take-out / self-service; 30% dine-in.

      o 5 existing locations.

      o Competes with neighborhood Italian restaurants and upscale family pizzerias.

o     BOULDER CREEK STEAKS & SALOON (40% OWNED):  Family-style steakhouse.

      o 7,000 square foot  typical size in standalone suburban locations.

      o 100% dine-in.

      o 4 existing locations.

      o Competes with family-style steak house restaurants (Outback, Lone Star)

SITUATION ASSESSMENT - GROWTH INITIATIVES
--------------------------------------------------------------------------------



o     BICE (70% OWNED):  Upscale Italian restaurant.

      o Typically urban locations.

      o 100% dine-in.

      o 3 existing locations.

      o Competes with wide variety of upscale Italian restaurants.

o BAJA GRILL (PENDING ACQUISITION - WOULD BE 50% OWNED): South of the border cuisine.

      o 1,500 - 2,000 square foot typical size in strip malls in suburban locations.

      o In process of acquiring 2-store established business.

      o Competes with upscale, health conscience Mexican restaurants.



SITUATION ASSESSMENT - HISTORICAL FINANCIAL REVIEW
--------------------------------------------------------------------------------
($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                              ACTUAL                                             6 YEAR       3 YEAR
                           1991        1992         1993        1994         1995        1996         1997         CAGR         CAGR
                           ----        ----         ----        ----         ----        ----         ----       -------      ------

REVENUES                  $208.0      $236.2       $264.0      $294.0       $316.1      $325.7       $345.1          8.8%     5.5%
   % GROWTH                  9.4%       13.6%        11.8%       11.4%        11.3%        3.0%         6.0%
   % COMP GROWTH           (0.5%)      (0.3%)         2.5%        3.1%         0.5%      (0.2%)       (0.4%)

EBITDA                     $51.4       $53.7        $64.0       $73.0     $71.3(1)       $79.5     $81.1(4)          7.9%     3.6%
   % OF REVENUES            24.7%       22.7%        24.8%       24.4%        22.6%       24.4%        23.5%

NET INCOME                 $21.8       $24.1        $28.3       $33.0     $31.4(1)       $37.4     $38.1(4)          9.8%     4.9%

DILUTED EARNINGS PER SHARE $1.07       $1.18        $1.45       $1.63     $1.55(1)       $1.84     $1.87(4)          9.8%     4.7%

DIVIDENDS PER SHARE           --          --        $0.52       $0.64        $0.76       $0.92        $1.08

FORWARD P/E MULTIPLE(2)     20.5x       17.3x        19.5x       14.0x        14.2x       14.8x        15.6x

CAPITAL EXPENDITURES       $23.9       $28.8        $31.9       $32.1        $17.5       $25.9        $28.6


STORES ANALYSIS


OWNED STORE OPENINGS          63          58           59          53           44          29           30
NET OWNED STORE OPENINGS(3)   64          44           59          52            4          26           26
OWNED STORES (EOP)           412         456          515         567          571         597          623          7.1%     3.2%
FRANCHISED STORES (EOP)      118         131          134         162          200         219          239         12.5%    13.8%


--------------------
(1) Excludes pre-tax provision of $16.4MM ($10.2MM after-tax) for closing of approximately 40 stores.
(2) Calculated using closing stock price and estimated EPS at respective year end.
(3) Owned store openings, plus stores acquired from franchisees, less owned store closings.
(4) Excludes pre-tax provision of $3.3 million ($2.0 million after-tax) for closing of several joint venture units.


SITUATION ASSESSMENT - PROJECTED FINANCIAL PERFORMANCE
--------------------------------------------------------------------------------
($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                   PROJECTED FISCAL YEAR ENDED DECEMBER 31,
                                      -------------------------------------------------------------------

                                      1998        1999         2000        2001         2002        CAGR
                                      ----        ----         ----        ----         ----        ----
REVENUES

Core Business                         $360.4      $386.0       $417.5      $451.2       $485.9        7.8%
Umberto's                               $4.3       $15.7        $34.4       $59.4        $91.3
Other Concepts(1)                      $12.6       $31.1        $55.1       $90.1       $135.8
                                      ------      ------       ------      ------       -------      -----
Total                                 $377.2      $432.8       $507.0      $600.8       $713.0       17.2%
   % GROWTH                              9.5%       14.7%        17.1%       18.5%       18.7%
   % COMP GROWTH   CORE BUSINESS         0.5%        1.5%         1.5%        1.5%        1.5%
EBITDA

Core Business                          $84.8       $91.1        $98.9      $107.2       $115.6        8.1%
Umberto's                               $0.3        $2.6         $6.4       $11.6        $18.4
Other Concepts(1)                       $1.5        $4.2         $8.0       $14.0        $22.0
                                      ------      ------       ------      ------       -------      -----
Total                                  $86.7       $98.0       $113.3      $132.8       $156.1       15.8%
   % OF REVENUES   CORE BUSINESS        23.5%       23.6%        23.7%       23.7%        23.8%
   % OF REVENUES   UMBERTO'S             7.5%       16.7%        18.7%       19.6%        20.1%

NET INCOME                             $41.1       $48.6        $59.3       $73.2        $90.6        21.9%
DILUTED EARNINGS PER SHARE              $1.97      $2.33         $2.85       $3.51        $4.35       21.9%


CAPITAL EXPENDITURES

Core Business                          $23.4       $21.7        $23.7       $24.3        $24.9
Umberto's                               $2.2        $5.4         $7.2        $9.0        $10.8
Other Concepts                          $4.1        $5.7         $9.5       $12.1        $15.3
                                      ------      ------       ------      ------       ------
Total                                  $29.6       $32.7        $40.4       $45.4        $51.0

-------------------
Source:  Company projections.
(1)     Consists of BICE, Boulder Creek and Baja Grill concepts.


SITUATION ASSESSMENT - PROJECTED FINANCIAL PERFORMANCE
--------------------------------------------------------------------------------



                                         ACTUAL              PROJECTED FISCAL YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------
                                          1997        1998         1999        2000        2001         2002        CAGR
                                        --------    --------     --------     ------      ------       ------       -----
CORE BUSINESS   STORE ASSUMPTIONS

OWNED STORE OPENINGS (NET)                 26          28           40          45          45           45

OWNED STORES (EOP)                        623         651          691         736         781          826        5.8%

FRANCHISED STORE OPENINGS (NET)            20          35           50          60          60           60

FRANCHISED STORES (EOP)                   239         274          324         384         444          504       16.1%


NEW CONCEPTS   STORE ASSUMPTIONS

UMBERTO'S   OWNED STORES (EOP)              3           9           24          44          69           99

BOULDER CREEK   OWNED STORES (EOP)          3           8           14          24          36           51

BICE   OWNED STORES (EOP)                   2           4            7          11          16           22

BAJA GRILL   OWNED STORES (EOP)             0           2            7          17          32           52



----
Source:  Company projections.

HISTORICAL 5 YEAR STOCK PRICE PERFORMANCE
--------------------------------------------------------------------------------

              WONTON VS. S&P 500 AND RESTAURANT COMPOSITE INDEX (1)
                       JULY 16, 1993 THROUGH JULY 17, 1998

[GRAPHIC OMITTED]

----
(1) Restaurant Composite Index includes: Buffet's, Consolidated Products, Foodmaker, Lonestar, Luby's, Piccadilly, Ryan's and Ruby's.

HISTORICAL 12 MONTH STOCK PRICE PERFORMANCE
--------------------------------------------------------------------------------

              WONTON VS. S&P 500 AND RESTAURANT COMPOSITE INDEX (1)
                       JULY 16, 1997 THROUGH JULY 17, 1998

[GRAPHIC OMITTED]


----
(1) Restaurant Composite Index includes: Buffet's, Consolidated Products, Foodmaker, Lonestar, Luby's, Piccadilly, Ryan's and Ruby's.



SITUATION ASSESSMENT - COMPARABLE PUBLIC COMPANIES
--------------------------------------------------------------------------------
($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                                                                           FIVE YEAR
                                                              LATEST TWELVE MONTHS                         PROJECTED    % CHANGE IN
                                                         ------------------------------                    EARNINGS      STOCK PRICE
                                   PRICE ON     VALUE OF                                 1998     1999     GROWTH          FROM
                                   17-JUL-98     EQUITY                                  EPS(1)  EPS(1)    RATE(2)         1/1/98
                                   ---------    -------                                  ------  ------    ---------    ------------
                                                           REVENUES    EBIT  NET INCOME
                                                           --------  ------  ----------
Project Wonton                       $26.31     $540.08    $351.47   $57.13   $38.20      $1.97    $2.05   13.50%         0.005

LIMITED SERVICE & CASUAL DINING
-------------------------------
RESTAURANTS
-----------

Buffets Inc.                         $15.06     $685.70    $824.62   $43.05   $32.25      $0.82    $0.95   16.50%        60.7%

Consolidated Products                $20.69     $432.34    $290.37   $31.29   $18.05      $0.96    $1.19   19.83%        26.3%

Foodmaker, Inc.                      $16.38     $641.88  $1,154.95   $84.35   $37.21      $1.20    $1.41   19.57%         8.7%

Lone Star Steakhouse                 $12.88     $530.42    $608.62   $99.24   $65.32      $1.01    $1.21   19.00%       (26.4%)

Luby's Cafeterias, Inc.              $17.56     $408.69    $502.21   $54.93   $32.73      $1.32        -    9.00%         0.0%

Piccadilly Cafeterias Inc.           $13.06     $137.53    $312.49   $18.19   $10.07      $1.01        -       -         (0.5%)

Ruby Tuesday                         $17.06     $281.23    $695.19   $72.37   $43.68      $0.90    $1.06   16.22%        32.5%

Ryan's Family Steakhouse             $10.94     $486.86    $605.95   $65.35   $38.31      $0.87    $0.96   12.33%        27.7%

----
(1)     Source:  First Call Calendar EPS Estimates.
(2)     Source:  Bloomberg.

SITUATION ASSESSMENT - COMPARABLE PUBLIC COMPANIES' FINANCIAL RATIOS
--------------------------------------------------------------------------------

(ALL ESTIMATES ARE LATEST TWELVE MONTHS UNLESS NOTED)

                                                      VALUATION MULTIPLES                      CREDIT STATISTICS
                                 --------------------------------------------------------  -----------------------------------------
                                  ENTERPRISE VALUE
                                 -----------------
                                   LTM      LTM     PRICE TO   PRICE TO    PRICE TO      EBITDA/   TOTAL DEBT/    DEBT/
                                  EBITDA    EBIT    LTM EPS    1998 EPS(1) 1999 EPS(1)   INTEREST   EBITDA        MKT. CAP

Project Wonton                      5.2x     7.4x      14.1x       13.4x       12.8x       NM        0.0 x        0.0%

LIMITED SERVICE & CASUAL DINING
--------------------------------
RESTAURANTS
-----------
Buffets Inc.                        8.0x    15.6x      21.2x       18.4x       15.9x       23.7x     0.5 x        6.8%

Consolidated Products              10.1x    15.0x      25.5x       21.5x       17.4x       15.2 x    0.8 x        8.4%

Foodmaker, Inc.                     7.3x    10.8x      17.6x       13.6x       11.6x        3.3 x    2.8 x       38.3%

Lone Star Steakhouse                3.0x     4.0x       8.3x       12.7x       10.6x       NM        0.0 x        0.0%

Luby's Cafeterias, Inc.             6.5 x    8.9 x     12.5 x      13.3 x       -          15.3 x    1.1 x       17.5%

Piccadilly Cafeterias Inc.          5.4x     9.0x      13.6x       12.9x        -          14.2 x    0.9 x       16.0%

Ruby Tuesday                        3.2 x    5.0 x     13.7x       19.0x       16.1x       30.6 x    0.8 x       25.1%

Ryan's Family Steakhouse            6.7x     9.4x      13.3x       12.6x       11.4x       16.0 x    1.4 x       21.2%


Harmonic Mean                       5.3x     8.0x      14.1x       14.9x       13.3x

----
(1)     Source:  First Call Calendar EPS Estimates.

SITUATION ASSESSMENT - OTHER RESTAURANT COMPANIES
--------------------------------------------------------------------------------
($ IN MILLIONS)

THE MARKET HAS REWARDED CERTAIN RESTAURANT COMPANIES BASED ON A VARIETY OF
FACTORS:



                                              P/E MULTIPLES
                      ------------------------------------------------------------
                      EQUITY MARKET   PRICE TO LTM   PRICE TO 1998  PRICE TO 1999
 RESTAURANT COMPANY   CAPITALIZATION   EPS            EPS(1)        EPS(1)                           COMMENTS
 ------------------   --------------  -------------  -------------  ------------- ------------------------------------------------



  CKE                   $2,051         34.4x          25.8x          20.5x        o     Turning around operating and financial
                                                                                        performance of once troubled concepts

                                                                                  o     Growth through acquisition

  McDonald's           $50,354         31.4x          29.2x          25.7x        o     Strength of brand franchise

                                                                                  o     Global presence

  Papa John's           $1,170         39.3x          32.4x          25.4x        o     High historical and projected growth
                                                                                        in sales and earnings


----
(1)     Source:  First  Call Calendar EPS Estimates.

SITUATION ASSESSMENT - M&A ACTIVITY
--------------------------------------------------------------------------------

IN THE LAST TWELVE MONTHS THERE HAS BEEN A SIGNIFICANT INCREASE IN ACQUISITION
ACTIVITY IN THE RESTAURANT SECTOR.

($ IN MILLIONS)

                                                                                    ENTERPRISE VALUE             EQUITY VALUE
   DATE                                                                           -------------------------   ---------------------
  ANNOUNCED /                                       EQUITY     ENTERPRISE REMIUM   LTM      LTM      LTM       NET         BOOK
   COMPLETED      Target/Acquiror                    VALUE       VALUE    PAID(1)  REVENUE  EBITDA   EBIT      INCOME      VALUE
  -----------     ---------------                   ------     ---------- ------   ------- --------  ------    -------  ------------

   4/3/98 /  Bertucci's Inc./                          $96.5    $104.3      35.5%   0.76x    6.7x   16.0x        27.5x        1.4x

    Pending      Investor Group

   4/2/98 /  Spaghetti Warehouse/                      $51.2     $56.4      26.1%   0.87x    7.8x   16.3x        25.3x        1.1x

    Pending      Conquest partners

  3/13/98 /  Pollo Tropical, Inc./                     $94.0     $97.2      38.6%   1.50x    9.6x   12.4x        21.4x        3.3x

    Pending      Management

  1/15/98 /  Hardee's (Advantica Restaurant Group)/   $381.0    $427.0        NA    0.78x    6.6x   14.5x           NA          NA

     4/1/98      CKE Restaurants, Inc.

 10/21/97 /  International Dairy Queen Inc./          $596.3    $548.8      10.1%   1.30x    8.3x    9.2x        15.6x        3.1x

     1/7/98      Berkshire Hathaway Inc.

  9/23/97 /  El Chico Restaurants, Inc./               $49.3     $59.4      21.4%   0.58x    5.8x   12.9x        17.1x        1.8x

    1/22/98      Cracken, Harkey, Street & Co., L.L.C.

   9/5/97 /  DavCo Restaurants Inc./                  $137.6    $186.5      49.5%   0.81x    7.5x   11.7x        21.7x        2.7x

     4/3/98      Citicorp Venture Capital Ltd.

   8/4/97 /  Perkins Family Restaurant, L.P./         $146.7    $206.6      28.7%   0.80x    5.8x   10.5x        10.0x        2.4x

   12/23/97      The Restaurant Company



  HARMONIC MEAN OF TRANSACTION MULTIPLES                                            0.85X    7.1X   12.5X        17.9X        1.9X


----
(1)     Over stock price on day prior to announcement.

SECTION II


                            SUMMARY OF ALTERNATIVES TO INCREASE
                            SHAREHOLDER VALUE

ALTERNATIVES TO INCREASE SHAREHOLDER VALUE
--------------------------------------------------------------------------------

WONTON HAS THE ABILITY TO PURSUE A WIDE VARIETY OF POSSIBLE STRATEGIC
ALTERNATIVES.


ALTERNATIVES                               CONSIDERATIONS

Status Quo                      o       Cash continues to build without attractive use
                                o       Earnings growth continues to slow
                                o       Likely continued public valuation issue
                                o       Significant pressure from shareholders

Acquisition                     o       Strong strategic preference for developing new concepts and JVs internally
                                o       Company has not historically made acquisitions
                                o       Few concepts with strong business fit


Management Buyout               o       Family pursued previously but could not reach agreement

Open Market Purchase            o       Moderate repurchase would not have significant EPS impact
                                o       Not generally effective for purchasing large percentages of public float



Special Dividend                o       Not tax efficient from individual shareholder standpoint

Leveraged Recapitalization      o       Use of excess cash combined with borrowing
                                o       Potential to provide significant liquidity to all shareholders while retaining equity ownership upside
                                o       Potential capital gains treatment for shareholders
                                o       Use of leverage provides for accelerated earnings growth


Sale of Company                 o       Opportunity for very attractive valuation given strength of the company and acquisition market
                                o       Only practical if Wonton family interested in selling
                                o       Presents significant issues including ongoing management


ALTERNATIVES TO INCREASE SHAREHOLDER VALUE
--------------------------------------------------------------------------------

BEAR STEARNS BELIEVES THE TWO ALTERNATIVES THAT WOULD CREATE THE MOST SHAREHOLDER VALUE FOR ALL WONTON SHAREHOLDERS ARE:

o SIGNIFICANT LEVERAGED RECAPITALIZATION

  o Can deliver significantly greater value than status quo scenario to all shareholders based on earnings projections
     -  Shareholders can monetize a portion of their holdings at a premium price
     -  Efficient use of cash on hand and reduces Company's cost of capital
     -  New debt "supercharges" remaining equity going forward
  o Takes advantage of current robust debt markets
  o Can be done in conjunction with new equity investor
  o Consistent operating performance and modest levels of capital spending mitigate risk of significant debt

o SALE OF COMPANY
  o Delivers immediate value to all shareholders
  o Likelihood of significant premium to current valuation
  o Significant interest on the part of strategic and financial buyers

THE FOLLOWING INFORMATION SUMMARIZES OUR EVALUATION OF THESE TWO ALTERNATIVES.

Section III



                            LEVERAGED RECAPITALIZATION

OVERVIEW OF LEVERAGED RECAPITALIZATION
--------------------------------------------------------------------------------

A LEVERAGED RECAPITALIZATION COULD BE CONDUCTED BY THE COMPANY EXCLUSIVELY OR IN CONJUNCTION WITH A FINANCIAL INVESTOR.

o Bear Stearns believes if a leveraged recapitalization is pursued, it should be significant thus maximizing the immediate value delivered to shareholders. The size of a recapitalization is also dependent on the family's desire for liquidity.
o A leveraged recapitalization allows existing investors to receive substantial cash and retain ownership in ongoing entity.
o A new Financial Investor should be considered if existing Family management wishes to exit and/or a very significant recapitalization is contemplated.
o A new Financial Investor structure is typically used when a company seeks to execute a recapitalization that is very close to a sale in terms of shares repurchased and repurchase price, but allows existing owners to retain a small percentage of the still public company.
o Financial Investors prefer this structure over a 100% sale because:
  o By qualifying for recapitalization accounting (typically requires existing owners to retain 7-10% of pro forma ownership), goodwill is avoided
  o Potential for liquidity increased due to company remaining public

THE FOLLOWING PAGES PROVIDE AN ILLUSTRATIVE EXAMPLES OF EACH TYPE OF LEVERAGED RECAPITALIZATION.

Section III-A



                            COMPANY SPONSORED RECAPITALIZATION

OVERVIEW OF COMPANY SPONSORED RECAPITALIZATION
--------------------------------------------------------------------------------

THE FOLLOWING EXAMPLE ILLUSTRATES THE VALUE A COMPANY SPONSORED RECAPITALIZATION COULD DELIVER TO SHAREHOLDERS (EXAMPLE ASSUMES THE FAMILY WOULD PARTICIPATE):

o The Company would tender for 14 million common shares at a price of approximately $32.00 per share (premium of 19% to current price).

o Tender funded with:

  o Excess cash and marketable securities on hand (approximately $125 million)

  o New debt raised of approximately $340 million from banks and/or bond market

o The tender would also be subject to certain conditions including financing and possibly a minimum number of shares being tendered.

COMPANY SPONSORED RECAPITALIZATION: $450 MILLION
--------------------------------------------------------------------------------
($ IN MILLIONS)

Sources of Funds                           Uses of Funds
----------------                           -------------

Excess Cash on Balance Sheet(1) $125.0     Purchase Price of Equity       $450.0

Bank Debt / Senior Notes         340.0     Transaction Fees and Expenses    15.0

Total Sources                   $465.0     Total Uses                     $465.0
-----------------------------------------  -------------------------------------

=========================================  =====================================


                Pro Forma Capitalization (1)
                ----------------------------------------
                Cash and Equivalents             $6.0

                Bank Debt / Senior Notes       $340.0

                Shareholders Equity           ($228.1)
                ========================================

----
(1)     Estimated as of 10/4/98.

COMPANY SPONSORED RECAPITALIZATION: $450 MILLION
--------------------------------------------------------------------------------

PRO FORMA INCOME STATEMENT: ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                       PRO FORMA                  PROJECTED FYE DECEMBER 31,
                                                       ---------      ------------------------------------------

MANAGEMENT PROJECTIONS(1)                               1998          1999        2000         2001         2002        CAGR
                                                        ----          ----        ----         ----         ----        ----

REVENUES                                                $365.7      $405.7      $460.4        $525.5       $600.0      13.2%

EBITDA                                                    85.2        94.4       106.9         121.7        138.6      12.9%

EBIT                                                      58.5        66.4        76.9          89.6        105.2      15.8%

NET INCOME                                               $15.0       $20.1       $27.1         $35.6        $46.1      32.3%


DILUTED EARNINGS PER SHARE                               $2.22       $2.96       $4.00         $5.25        $6.80      32.3%


POSSIBLE FUTURE STOCK PRICE(2)                          $30.36      $40.57      $54.76        $72.01       $93.17
PRESENT VALUE OF POSSIBLE FUTURE STOCK PRICE(3)         $28.25      $32.27      $37.22        $41.84       $46.27


                                                                            PROJECTED FYE DECEMBER 31,
                                                                    -------------------------------------------
SUMMARY CREDIT STATISTICS                            @ CLOSE        1999        2000         2001          2002
                                                     --------       ----        ----         ----          ----

TOTAL DEBT                                             $340.0       $340.0      $340.0        $340.0       $340.0

NET DEBT                                               $334.0       $308.1      $274.9        $232.0       $178.0

NET DEBT / EBITDA                                       3.92x        3.26x       2.57x         1.91x        1.28x

EBITDA / INTEREST EXPENSE(4)                            2.49x        2.76x       3.13x         3.56x        4.06x

----
(1) Includes projected results of Umberto, but excludes projected results of Boulder Creek, BICE and Baja Grill.
(2) Assumes P/E multiple of 13.7x (same as current 1998 estimated multiple).
(3) Present value of future stock price discounted at Wonton's assumed pro forma cost of equity of 17%.
(4) Assumes all bond financing structure and interest rate of 9.75%.

COMPANY SPONSORED RECAPITALIZATION:  SUMMARY
--------------------------------------------------------------------------------

BENEFITS
--------

o A large recapitalization can monetize a significant portion of investors' holdings at a premium to the market price. Based on $450 million recapitalization:
  o Approximately 68% of shares would receive $32 per share  $22 weighted value
  o Approximately 32% of shares would have possible value of $30 (based on current multiple) $10 weighted value
o Allows existing investors to participate in the equity upside on a "supercharged" basis due to leverage
o Combined value of immediate cash and remaining ownership may exceed value obtained in a sale over a medium term time horizon

ISSUES
------

o Company must operate under significant debt load (4.1x trailing EBITDA based on $450 million recapitalization)
o Trading characteristics of stock
  negatively impacted May lead to trading at a decreased multiple of earnings:
  o Significant decrease in liquidity
  o Likely reduction in research coverage
  o Negative net worth will preclude certain Institutions from ownership
  o Composition of institutional shareholder base will change income oriented funds will sell

Section III-B




                  FINANCIAL INVESTOR SPONSORED RECAPITALIZATION

OVERVIEW OF FINANCIAL INVESTOR SPONSORED RECAPITALIZATION
--------------------------------------------------------------------------------

TO MAXIMIZE THE UPFRONT CASH PROCEED AVAILABLE TO CURRENT INVESTORS IN A RECAPITALIZATION, THE COMPANY COULD SELL A CONTROLLING OWNERSHIP TO A NEW FINANCIAL INVESTOR.

THE FOLLOWING IS AN EXAMPLE OF A STRUCTURE BEAR STEARNS BELIEVES COULD BE EXECUTED AND WOULD PROVIDE SHAREHOLDERS WITH SIGNIFICANT VALUE:

o Wonton tenders for 18.9 million shares (90% of diluted shares) for $35.00 per share ($661 million recapitalization). Assumes the Wonton Family tenders 90% of their aggregate shares (tender amounts among different family constituencies may differ).

  o   Tender is funded by:

      o $123 million excess cash
      o $430 new bank/bond debt
      o $125 million of new common equity from a Financial Investor (3.6 million new shares at $35.00 per share)
o     Pro forma ownership is as follows

      o Wonton Family                    0.7 million shares (12.3%)
      o Existing Investors               1.4 million shares (24.6%)
      o Financial Investor               3.6 million shares (63.2%)
                                         ---
                                         5.7

FINANCIAL INVESTOR SPONSORED RECAPITALIZATION: $661 MILLION
--------------------------------------------------------------------------------

PRO FORMA INCOME STATEMENT: ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                 PRO FORMA                      PROJECTED FYE DECEMBER 31,
                                                 -----------------------------------------------------
MANAGEMENT PROJECTIONS(1)          1998          1999        2000         2001        2002        CAGR
                                   ----          ----        ----         ----        ----        ----


REVENUES                          $365.7      $405.7      $460.4        $525.5       $600.0      13.2%

EBITDA                              85.2        94.4       106.9         121.7        138.6      12.9%

EBIT                                58.5        66.4        76.9          89.6        105.2      15.8%

NET INCOME                          $8.1       $13.3       $20.5         $29.3        $39.8      49.0%


DILUTED EARNINGS PER SHARE         $1.42       $2.34       $3.61         $5.17        $7.02      49.0%



                                                      PROJECTED FYE DECEMBER 31,

SUMMARY CREDIT STATISTICS      @ CLOSE        1999        2000         2001          2002

TOTAL DEBT                       $430.0       $408.6      $380.9        $350.0       $350.0

NET DEBT                         $421.6       $401.6      $373.9        $335.9       $286.3

NET DEBT / EBITDA                 4.95x        4.25x       3.50x         2.76x        2.07x

EBITDA / INTEREST EXPENSE         1.88x        2.12x       2.52x         3.03x        3.57x

-----------------
(1) Includes projected results of Umberto, but excludes projected results of Boulder Creek, BICE and Baja Grill.
                                                                         Page 25

FINANCIAL INVESTOR SPONSORED RECAPITALIZATION  ISSUES


THE FOLLOWING ADDITIONAL ISSUES ARE PRESENT IN A FINANCIAL INVESTOR SPONSORED RECAPITALIZATION:

o CONTROL: The Financial Investor will likely require control of the board and final authority on business strategy and operating issues.

o ONGOING EQUITY OWNERSHIP OF MANAGEMENT: If the Wonton Family desires to continue to manage Company, Financial Investor will want a "significant" continuing equity investment in Company.

o RISK ASSOCIATED WITH REMAINING EQUITY "STUB": The more significant level of leverage magnifies the positive and negative issues associated with a leveraged recapitalization as discussed in the introduction.

Section IV


                            SALE OF THE COMPANY

SALE OF THE COMPANY


BEAR STEARNS BELIEVES A SALE OF THE COMPANY COULD PROVIDE SHAREHOLDERS WITH A MONETIZATION OF ALL SHARES AT A SIGNIFICANT PREMIUM TO THE CURRENT MARKET PRICE IF THE WONTON FAMILY IS INTERESTED IN SELLING THEIR OWNERSHIP.

BASED ON OUR REVIEW OF THE LIKELY INTERESTED BUYERS AND CURRENT MARKET CONDITIONS, BEAR STEARNS BELIEVES A SALE COULD PROVIDE SHAREHOLDERS WITH VALUES BETWEEN $34 AND $37 PER SHARE. THIS VALUATION ASSUMES THE FOLLOWING:

o GROWTH POTENTIAL: Buyers are confident regarding the Company's growth prospects beyond its existing "captive customer" venues

o MANAGEMENT: Buyers either have management or can retain new management to run the Company if Wonton Family management wants to leave Company

o EXISTING LOCATIONS: Buyers are comfortable that existing leases will generally continue to be available on comparable terms

o MARKET CONDITIONS: Assumes a continuation of the currently robust capital markets, especially for debt financings

FOLLOWING IS A DISCUSSION OF SALE CONSIDERATIONS AND PROCESS.

POSITIONING OF COMPANY


BEAR STEARNS BELIEVES THE MOST EFFECTIVE WAY TO MAXIMIZE SHAREHOLDER VALUE IN A SALE IS TO POSITION THE COMPANY IN THE FOLLOWING MANNER:

o DOMINANT IN ATTRACTIVE CORE BUSINESS: Dominant position in quick service to the "captive customer" with a business model that is unusually stable and possesses high margins

o SIGNIFICANT GROWTH POTENTIAL BEYOND CORE BUSINESS: Due to the strength of the Wonton brand and related new concepts (e.g. Umberto's), there are significant additional growth opportunities away from existing venues

TO ACHIEVE A VALUATION AT THE HIGH END OF THE ESTIMATED PRICE RANGE, BEAR STEARNS BELIEVES A BUYER MUST BE CONFIDENT REGARDING THE COMPANY'S GROWTH POTENTIAL BEYOND ITS EXISTING "CAPTIVE" CUSTOMER BASE.

o     Primary growth vehicles to be emphasized:

      o Expansion to nontraditional venues without a "captive" customer base

      o "CoBranding" with other QSRs

      o Franchising

o     Expansion of Umberto's upscale concept under Umberto's or Wonton name

o     Increased international franchising

MARKETING PROCESS


DUE TO THE QUALITY AND STRENGTH OF WONTON'S BUSINESS, BEAR STEARNS ANTICIPATES SIGNIFICANT INTEREST ON THE PART OF STRATEGIC AND FINANCIAL INVESTORS.

IF THE WONTON BOARD OF DIRECTORS AUTHORIZES A SALE PROCESS, BEAR STEARNS RECOMMENDS A LIMITED AUCTION WITH THE FOLLOWING CHARACTERISTICS:

o ONLY QUALIFIED BUYERS: All potential strategic and financial buyers would be qualified as to financial capability and demonstrated interest

o TWO STAGE PROCESS: Initial bids based on Offering Memorandum would be used to further qualify buyers. Only buyers with significant and credible interest would be allowed to meet with management and have access to additional confidential information

o TIMING: Bear Stearns believes a definitive agreement could be signed within 10 weeks of the Board's authorization of a sale process

FOLLOWING IS A LIST OF THE TIER 1 FINANCIAL AND STRATEGIC BUYERS ALONG WITH ILLUSTRATIVE ACQUISITION MODELS (ADDITIONAL INTERESTED BUYERS LOCATED IN APPENDIX).


OVERVIEW OF FINANCIAL BUYERS:  TIER 1


NAME                        RESTAURANT INVESTMENTS                        SIZE OF FUND(1)

APOLLO                      o   Family Restaurants, Inc. (80%)

                            o   Koo Koo Roo (pending)                     $3.6 billion


CVC                         o   Davco Restaurants, Inc.                   Internal(2)

MCCOWN DE LEEUW             o   Papa Ginos
                            o   D'Angelos                                 $750 million

BRUCKMAN, ROSSER, SHERRILL  o   California Pizza Kitchen
                            o   Acapulco Restaurants
                            o   (formerly owned Restaurant Associates)    $400 million

CASTLE HARLAN               o   Charlie Brown's Steakhouse
                            o   (currently seeking restaurant investment) $610 million

SAUNDERS KARP               o   California Cafe Corporation
                            o   Marie Callender Pie Shops
                            o   Souper Salad                              $600 million

BOSTON VENTURES             o   Motown Cafe
                            o   Ground Round                              $800 million

-------------
(1) Reflects recent fund raisings which are generally uninvested.
(2) Funds for investment sourced from internal allocations within Citicorp. Current funds available unknown.

OVERVIEW OF STRATEGIC BUYERS:  TIER 1



Company             Existing Brands                   Financial Flexibility                          Comments
-------             ---------------                   ---------------------                          --------
CKE RESTAURANTS      Carl's Jr.                      Equity Market Cap:        $1.9 billion     o  Most acquisitive company in
                     Hardee's                        Debt / EBITDA:                  2.4x(1)       restaurant sector
                     Taco Bueno                                                                 o  Large percentage of
                                                                                                   companyowned locations
                                                                                                o  CEO plays active role in

                                                                                                   acquisition process
                     Church's Chicken Restaurants
                     Popeye's Chicken & Biscuits     Equity Market Cap:                   NM    o  Recent restaurant acquisitions
AFC ENTERPRISES      Seattle's Best Coffee           Debt / EBITDA:                     4.2x    o  Demonstrated interest in
                                                                                                   franchise concepts
                                                                                                o  Freeman Spogli (LBO firm)
                     Arby's Inc.                                                                   major shareholder
                     Mistic Brands
                     Cable Car Beverage Corp.
                     Royal Crown Co.
                     Snapple Beverage Corp.          Equity Market Cap:        $676 million     o  Currently evaluating several
TRIARC COMPANIES     National Propane Corp.          Debt / EBITDA:                 6.6x(2)        potential restaurant acquisitions
                                                                                                o  Sold all companyowned Arby's
                                                                                                   locations in 1997
                                                                                                o  Prior interest in Wonton
                                                                                                o  Significant leverage reduces
                                                                                                   ability to consummate acquisition

-----------------------
(1) Based on 1Q98 annualized EBITDA.
(2) Pro forma for acquisitions and divestitures of assets which took place in 1997.

ILLUSTRATIVE LBO ANALYSIS:  $36.00 PRICE PER SHARE(1)


ASSUMING A $36 PURCHASE PRICE (7.7X TRAILING EBITDA), BEAR STEARNS HAS SUMMARIZED AN AGGRESSIVE TRANSACTION STRUCTURE THAT COULD BE EXECUTED BY A FINANCIAL BUYER IN TODAY'S MARKET.



Uses of Funds                                       Credit Statistics
-------------                                       -----------------
Purchase Price of Equity (at $36)(2)    $756.3                                              AT CLOSE
Transaction Fees and Expenses           20.0        Total Debt / EBITDA                       6.0x
        Total Uses                      ------      EBITDA / Cash Interest Expense            1.9x
                                        $776.3      EBITDA / Total Interest Expense(4)        1.5x
                                        ======      Total Debt / Total Capitalization        78.5%



Sources of Funds                             Shareholder Returns: 4-Year IRR
----------------                             -------------------------------
Excess Cash on Balance Sheet (3)  $126.3                                       IRR
Bank Credit Facility                75.0     6.0x Exit EBITDA Multiple        29.5%

Senior Notes                       350.0     6.5x Exit EBITDA Multiple        34.6%

Senior Discount Notes               85.0     7.0x Exit EBITDA Multiple        39.1%

Common Equity                      140.0
                                   -----
        Total Sources             $776.3
                                   =====

----------------
(1) Uses management projections which include results of Umberto but exclude results of Boulder Creek, BICE and Baja Grill.
(2) Includes dilutive impact of 1.8 million options.
(3) Estimated as of 10/4/98(including marketable securities).
(4) Assumes interest rate on financing is 8.19% for bank loans, 10.75% for Senior Notes and 13.00% for Sr. Disc. Notes with 5% equity.

ILLUSTRATIVE ACQUISITION ANALYSIS: CKE'S PURCHASE AT $36.00 PER SHARE

ASSUMING A $36 PURCHASE PRICE (7.7X TRAILING EBITDA), BEAR STEARNS HAS SUMMARIZED THE PRO FORMA IMPACT TO CKE FOR FISCAL YEAR 1999.

($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                CKE(1)     Wonton       Adjust-   Combined
                               FYE 1/00   FYE 12/99     ments(3)


Revenue                     $2,170.9       $405.7                 $2,576.6

Cost Synergies(4)                                        $5.0        $5.0
EBITDA                        $294.5        $94.4        $5.0      $393.9
   MARGIN                       13.6%        23.2%                   15.3%

EBIT                          $213.7        $66.4       ($8.4)     $271.7
   MARGIN                        9.8%        16.3%                   10.6%
Goodwill Amortization                                   $13.4       $13.4
Net Interest Expense           $39.1       ($7.2)       $59.9(5)    $91.8
Net Income                    $106.9       $44.6       ($46.9)     $104.6
--------------------------------------------------------------------------------
Diluted EPS                     $2.16        $2.12                   $2.11
--------------------------------------------------------------------------------
   % ACCRETION                                                       (2.1%)

Total Debt                 $628.4(6)         $0.0       $642.9   $1,271.3
Debt / EBITDA                   2.1x           NM                     3.2x
EBITDA / Interest Expense       7.5x           NM                     4.2x


------------------
(1) Source: Merrill Lynch research report dated 3/19/98. EPS estimates from First Call.
(2) Management projections including results of Umberto but excluding results of Boulder Creek, BICE and Baja Grill
(3) Assumes purchase accounting treatment for 100% debtfinanced acquisition.
(4) Preliminary estimate of possible cost synergies related to a strategic buyer.
(5) Assumes 8.00% interest expense.
(6) Actual as of 5/18/98.

ILLUSTRATIVE POOLING ANALYSIS: CKE'S PURCHASE AT $36.00 PER SHARE

ASSUMING A $36 PURCHASE PRICE (7.7X TRAILING EBITDA), BEAR STEARNS HAS SUMMARIZED THE PRO FORMA IMPACT TO CKE FOR FISCAL YEAR 1999.

($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                  CKE(1)      Wonton      Adjust-     Combined
                                 FYE 1/00    FYE 12/99    ments(3)


Revenue                          $2,170.9     405.7                 $2,576.6

Cost Synergies(4)                                          $5.0         $5.0
EBITDA                             $294.5     $94.4        $5.0       $393.9
   MARGIN                           13.6%      23.2%                    15.3%

EBIT                               $213.7     $66.4        $5.0       $285.1
   MARGIN                            9.8%      16.3%                    11.1%
Goodwill Amortization                                      $0.0         $0.0
Net Interest Expense                $39.1     ($7.2)       $0.3(5)     $32.2
Net Income                         $106.9     $44.6        $2.9       $154.4
--------------------------------------------------------------------------------
EPS                                  $2.16     $2.12                    $2.31
--------------------------------------------------------------------------------
   % ACCRETION                                                           6.8%

Total Debt                         $628.4(6)   $0.0        $0.0       $628.4
Debt / EBITDA                         2.1x      NM                       1.6x
EBITDA / Interest Expense             7.5x      NM                      12.3x


---------------
(1) Source: Merrill Lynch research report dated 3/19/98. EPS estimates from First Call.
(2) Management projections including results of Umberto but excluding results of Boulder Creek, BICE and Baja Grill.
(3) Assumes pooling accounting treatment for 100% equityfinanced acquisition.
(4) Preliminary estimate of possible cost synergies related to a strategic buyer.
(5) Assumes 8.00% interest expense.
(6) Actual as of 5/18/98.

ILLUSTRATIVE ACQUISITION ANALYSIS: CKE'S PURCHASE AT $36.00 PER SHARE


THE FOLLOWING MATRICES REFLECT THE ACCRETION / DILUTION TO CKE BASED ON THE FOLLOWING SHARE PURCHASE PRICE AND COST SYNERGIES:

                   Purchase Accounting                 Pooling Accounting
                     Cost Synergies                      Cost Synergies

                $0MM   $5MM   $10MM  $15MM         $0MM $5MM  $10MM  $15MM
          --------------------------------    ----------------------------
          $34 |(1.8%) | 1.1% | 3.9% | 6.8%    $34 |6.4%| 8.5%|10.7% | 12.8%
          --------------------------------    -----------------------------
 Share    $36 |(5.0%) |(2.1%)| 0.7% | 3.6%    $36 |4.7%| 6.8%| 9.0% | 11.1%
Purchase  --------------------------------    -----------------------------
 Price    $38 |(8.1%) |(5.3%)|(2.4%)| 0.4%    $38 |3.2%| 5.2%| 7.3% |  9.4%
          --------------------------------    -----------------------------
          $40 |(11.3%)|(8.5%)|(5.6%)|(2.8%)   $40 |1.6%| 3.7%| 5.7% |  7.8%

KEY ISSUES RELATED TO A POSSIBLE SALE

o    DESIRE OF FAMILY RELATED TO SALE OF SHARES

o    MANAGEMENT ISSUES

     o Potential departure of key Family executives after transaction (issue is mitigated if it is a strategic buyer)

     o  Depth of second tier management team

     o  Buyer's need for key Family executives during transition period

o    UMBERTO'S OWNERSHIP STRUCTURE

     o  Primary growth vehicle not whollyowned

o    NONCOMPETE AGREEMENT

      o Buyer's need for some form of noncompete agreement from Family

o    LISANTI (SUPPLIER) ISSUES

     o  Absence of formal contract

     o  Nature of relationship after departure of key senior managers

OTHER CONSIDERATIONS


FOLLOWING ARE OTHER KEY CONSIDERATIONS RELEVANT TO THE BOARD'S EVALUATION OF A POSSIBLE SALE:

o TYPE OF CONSIDERATION: Do shareholders receive cash, stock or a combination of both

o    TRANSACTION   STRUCTURE:   Is   transaction   structured   as   a   taxfree
     reorganization or a taxable transaction (form of consideration is an integral part of this)

o DISRUPTIVE PROCESS: While every effort will be made to limit dissemination of information and control process, a sale process will impact management, employees and suppliers. In addition, trading activity in the stock may necessitate Company comment / announcement

Section V


                            CONCLUSION

CONCLUSION


IF THE WONTON FAMILY IS INTERESTED IN SELLING ITS ENTIRE OWNERSHIP, BEAR STEARNS BELIEVES THE MOST ATTRACTIVE ALTERNATIVE FOR ALL SHAREHOLDERS CAN BE OBTAINED THROUGH A SALE OF THE COMPANY.

o IMMEDIATE MONETIZATION: All shareholders receive cash (or possibly liquid securities) for their ownership interest.

o ATTRACTIVE VALUATION: Value estimates of $34 $37 per share represent significant premium to current valuation

o HIGH LIKELIHOOD OF SUCCESS: Attractiveness of Company and strength of current market makes quick and successful sale highly likely

IF THE WONTON FAMILY WISHES TO RETAIN ALL OR A PORTION OF ITS OWNERSHIP, BEAR STEARNS RECOMMENDS THE COMPANY PURSUE A LEVERAGED RECAPITALIZATION.

Appendix A



                            SUMMARY TRANSACTION TIMETABLES

PROCESS & TIMETABLE FOR SALE OF WONTON



STEPS




KEY
SUCCESS
FACTORS
STEPS     [GRAPHIC OMITTED][GRAPHIC OMITTED]

ILLUSTRATIVE TIMETABLE -- LEVERAGED RECAPITALIZATION (TENDER OFFER)



--------------------------------------------------------------------------------
JULY                1998    AUGUST         1998    SEPTEMBER         1998
--------------------------------------------------------------------------------
 S  M  T   W   T   F    S   S   M   T   W   T   F   S   S   M   T   W   T  F   S
--------------------------------------------------------------------------------

           1   2   3    4                           1           1   2   3  4   5
 5  6  7   8   9  10   11   2   3   4   5   6   7   8   6   7   8   9  10 11  12
12 13 14  15  16  17   18   9  10  11  12  13  14  15  13  14  15  16  17 18  19
19 20 21  22  23  24   25  16  17  18  19  20  21  22  20  21  22  23  24 25  26
26 27 28  29  30  31       23  24  25  26  27  28  29  27  28  29  30
                           30  31
--------------------------------------------------------------------------------


                 -Begin confidential discussions with possible bank lenders
WEEK 1:          -Draft of internal financial statements available

WEEK 2:          -Legal counsel drafts tender offer documentation
                 -Legal counsel begins drafting debt Offering Circular and
                  description of Notes
                 -Public information package sent to debt Rating Agencies -Begin preparation of Rating Agency presentation

WEEK 3: -Continue preparation of Rating Agency presentation -Continue discussions with bank lenders
                 -Accountants sign-off on financial results

WEEK 4: -Company issues press release announcing self tender -Company commences tender offer
                 -Drafting of debt offering circular and description of notes continues
                 -Continue discussions with bank lenders
                 -Presentations to rating agencies
                 -Draft of GAAP financial statements available (excluding
                  footnotes)
                 -Regularly scheduled dividend announcement

ILLUSTRATIVE TIMETABLE  LEVERAGED RECAPITALIZATION (TENDER OFFER)

--------------------------------------------------------------------------------
JULY               1998    AUGUST            1998    SEPTEMBER              1998
--------------------------------------------------------------------------------
 S  M  T   W   T   F    S   S   M   T   W   T   F   S   S   M   T   W   T  F   S
--------------------------------------------------------------------------------

           1   2   3    4                           1           1   2   3  4   5
 5  6  7   8   9  10   11   2   3   4   5   6   7   8   6   7   8   9  10 11  12
12 13 14  15  16  17   18   9  10  11  12  13  14  15  13  14  15  16  17 18  19
19 20 21  22  23  24   25  16  17  18  19  20  21  22  20  21  22  23  24 25  26
26 27 28  29  30  31       23  24  25  26  27  28  29  27  28  29  30
                           30  31
--------------------------------------------------------------------------------



 WEEK 5:         -Receive bank financing commitment and begin  negotiating  bank loan agreements(1)
                 -Audited financial statements with footnotes available
                 -Finalize debt Offering Circular and description of Notes
                 -Debt offering circular printed and distributed to investors

WEEK 6:          -Presentation to debt sales force
                 -Receive credit ratings from Rating Agencies
                 -Begin roadshow for debt offering

WEEK 7:          -Complete roadshow for debt offering
                 -Finalize bank loan agreements(1)

WEEK 8:          -Price debt offering
                 -Close debt offering
                 -Close bank financing
                 -Consummate tender offer

-------------------
(1) Assumes bank lenders do not require syndication prior to closing. If syndication is required, additional time needed to syndicate is 3 to 4 weeks.

Appendix B



                  OWNERSHIP SUMMARY AND TRADED VOLUME ANALYSIS

OWNERSHIP SUMMARY



                 TOP FIFTEEN INSTITUTIONAL OWNERS BY HOLDINGS(1)

                                                     Shares            %
                                                     ------           ---
First Chicago NBD Corp.                            1,096,500          5.4%
Furman Selz LLC                                      961,700          4.7%
Moody Aldrich & Sullivan                             808,700          4.0%
Wedge Capital Management LLP                         602,400          3.0%
Perry Corp.                                          546,400          2.7%
Dalton Greiner Hartman                               468,100          2.3%
Travelers Inc.                                       424,800          2.1%
Hughes Investment Management                         389,600          1.9%
Barclays Bank                                        378,600          1.9%
Equitable Companies                                  370,400          1.8%
Chase Manhattan Corp.                                308,400          1.5%
MH Davidson & Co. Inc.                               251,400          1.2%
College Retire Equities                              250,600          1.2%
Dimensional Fund Advs.                               232,800          1.1%
Florida St. Board/Administration                     225,000          1.1%
                                                   -----------       -----
               TOP FIFTEEN INSTITUTIONS            7,315,400         35.8%

               Total Shares Outstanding           20,525,477        100.0%


--------------------------
(1)     Source:  CDA / Spectrum: as of March 31, 1998.

TRADED VOLUME ANALYSIS


                                 PROJECT WONTON
                         JULY 10, 1997 TO JULY 10, 1998
                                [GRAPHIC OMITTED]

------------------------
Source:  FactSet.

Appendix C




                            DISCOUNTED CASH FLOW ANALYSIS

DISCOUNTED CASH FLOW ANALYSIS  CORE BUSINESS(1)

($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

Present Vvalue of Equity
--------------------------------------------------------------------------------
                                                                                        PROJECTED
                                                               ------------------------------------------------------------
                       Fiscal years ended December 31,           1999              2000             2001             2002
                                                               --------          --------         --------         --------
Revenues                                                        $386.0            $417.5           $451.2            $485.9
EBITDA                                                            91.1              98.9            107.2             115.6
EBIT                                                              63.7              70.2             77.3              85.6
Taxes @                                          40%             (25.5)            (28.1)           (30.9)            (34.2)
Unlevered Net Income                                              38.2              42.1             46.4              51.3
Plus: Depreciation & Amortization                                 27.4              28.8             29.9              30.1
Less: Capital Expenditures                                       (21.7)            (23.7)           (24.3)            (24.9)
Less: Working Capital (Increase) Decrease                          2.4               2.9              3.2               3.3
Unlevered Free Cash Flow                                          46.4              50.1             55.1              59.7
                                                               ========          ========          ========        =========


Present Value of Equity @ 12/31/98
-----------------------------------
Present Value of 1999  2002 Free Cash Flows      $158.6
Present Value of Terminal Value                   440.9
Present Value of Total Enterprise                $599.5
    Plus:  Cash and Cash Equivalents              131.0
    Plus:  Option Exercise Proceeds                46.2
    Less:  Total Debt                                --
Present Value of Gross Equity Value               776.7
                                                  -----
Present Value of Equity Per Share @ 12/31/98     $34.84
                                                  =====

DCF Assumptions
-----------------
Weighted Average Cost of Capital     12.0%

Terminal EBITDA exit multiple         6.0x

Fully Diluted shares outstanding     22.3

-----------------
(1)     Based on Wonton management projections.

DISCOUNTED CASH FLOW ANALYSIS  UMBERTO(1)

($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

Present Value of Equity
--------------------------------------------------------------------------------

                                                                                PROJECTED
                                                                    -------------------------------
                             Fiscal years ended December 31,        1999      2000    2001    2002
                                                                    -----     -----   -----   -----
Revenues                                                            $15.7    $34.4   $59.4    $91.3
EBITDA                                                                2.6      6.4    11.6     18.4
EBIT                                                                  2.2      5.4     9.9     15.7
Taxes @                                                  40%         (0.9)    (2.2)   (3.9)    (6.3)
Unlevered Net Income                                                  1.3      3.2     5.9      9.4
Plus: Depreciation & Amortization                                     0.5      1.0     1.8      2.7
Less: Capital Expenditures                                           (5.4)    (7.2)   (9.1)   (10.8)
Less: Working Capital (Increase) Decrease                             0.0      0.0     0.0      0.0
Unlevered Free Cash Flow                                             (3.6)    (2.9)   (1.3)     1.3
                                                                    ======    =====   =====   ======


Present Value of Equity @ 12/31/98
-------------------------------------
Present Value of 1999  2002 Free Cash Flows      $(5.3)
Present Value of Terminal Value                   66.4
                                                  -----
Present Value of Total Enterprise                 61.0
    Plus:  Cash and Cash Equivalents                --
    Plus:  Option Exercise Proceeds                 --
    Less:  Total Debt                               --
Present Value of Gross Equity Value               61.0
                                                  -----
Present Value of Equity Per Share @ 12/31/98      $2.74
                                                  -----

DCF Assumptions
--------------------
Weighted Average Cost of Capital        18.0%

Terminal EBITDA exit multiple            7.0x

Fully Diluted shares outstanding        22.3


-------------------
(1)     Based on Wonton management projections.

Appendix D

                            COMPARABLE PUBLIC COMPANIES

DESCRIPTION OF COMPARABLE COMPANIES




o   BUFFETS, INC.

    The Company operates 364 restaurants under the names Old Country Buffet, Hometown Buffet, and Roadhouse Grill in 34 states. In addition, the Company has 24 franchised restaurants in operation in ten states. The Company also has a number of restaurants under franchise.

o   CONSOLIDATED PRODUCTS, INC.

    The Company is engaged primarily in the ownership, operation and franchising of Steak n Shake restaurants through its whollyowned subsidiary, Steak n Shake, Inc. Steak n Shake has 194 Companyoperated restaurants and 55 franchised restaurants, located in 14 midwestern and southeastern states.

o    FOODMAKER INC.

    The Company owns, operates and franchises 76 restaurants under the Jack In The Box restaurant concept. The company has restaurants located principally in the Western and Southwestern United States. In addition, the Company owns approximately 40% of Family Restaurants, Inc., the operator of full service family restaurants located primarily in California and parts of the Southwest under the Carrow's and Coco's formats and full service Mexican restaurants nationwide operated under the ChiChi's, El Torito and Casa Gallardo names.

o   LONE STAR STEAKHOUSE & SALOON, INC

    The company owns and operates a chain of 267 midpriced, full service, casual dining restaurants located in the United States which operate under the trade name Lone Star Steakhouse and Saloon. In addition, the Company owns and operates eight upscale steakhouse restaurants, three operating as Del Frisco's Double Eagle Steak House restaurants and five operating as Sullivan's Steakhouse restaurants. Internationally, the Company owns a 65% interest in a joint venture which operates 34 restaurants in Australia (the "Australian Joint Venture"), thirteen of which were opened in 1997.

DESCRIPTION OF COMPARABLE COMPANIES


o   LUBY'S CAFETERIAS, INC.

    The Company operates 232 cafeterias under the name "Luby's" located in suburban shopping areas in Arizona, Arkansas, Florida, Kansas, Louisiana, Mississippi, Missouri, New Mexico, Oklahoma, Tennessee, and Texas. Of the 232 cafeterias operated by the Company, 135 are at locations owned by the Company and 97 are on leased premises

o   PICCADILLY CAFETERIAS INC.

    The Company operates 129 cafeterias in 15 states. Of these, 56 are in suburban malls, 22 are in suburban strip centers, and 51 are freestanding suburban locations. Up to six new cafeterias are expected to be opened before the fiscal year end.

o   RUBY TUESDAY INC.

    The Company operates three separate and distinct casual dining concepts comprised of Ruby Tuesday, Mozzarella's and Tia's. As of May 31, 1997, the Company operated 393 casual dining restaurants in 33 states.

o   RYAN'S FAMILY STEAK HOUSES, INC.

    The Company is a South Carolina corporation that operates a chain of 272 Companyowned and 25 franchised Ryan's Family Steakhouse restaurants located principally in the southern and midwestern United States.

Appendix E

                COMPARABLE MERGERS AND ACQUISITIONS TRANSACTIONS

COMPARABLE MERGERS AND ACQUISITIONS TRANSACTIONS

($ IN MILLIONS)

                                                                                       ENTERPRISE VALUE          EQUITY VALUE
    DATE                                                                                  -------------------------    -------------
  ANNOUNCED /                                            EQUITY    ENTERPRISE    PREMIUM     LTM     LTM      TM       NET     BOOK
   EFFECTIVE      TARGET/ACQUIROR                         VALUE      VALUE       PAID(1)   REVENUE  EBITDA    EBIT     INCOME  VALUE
-------------     ---------------                        -------    --------   ---------  -------  --------   -----    ------  -----
      4/3/98 /    Bertucci's Inc./                         $96.5      $104.3     35.5%      0.76x    6.7x     16.0x    27.5x    1.4x
       Pending       Investor Group
      4/2/98 /    Spaghetti Warehouse/                     $51.2       $56.4     26.1%      0.87x    7.8x     16.3x    25.3x    1.1x
       Pending       Conquest partners
      3/13/98 /   Pollo Tropical, Inc./                    $94.0       $97.2     38.6%      1.50x    9.6x     12.4x    21.4x    3.3x
       Pending       Management
      1/15/98 /   Hardee's (Advantica Restaurant Group)/  $381.0      $427.0        NA      0.78x    6.6x     14.5x       NA      NA
        4/1/98       CKE Restaurants, Inc.
     10/21/97 /   International Dairy Queen Inc./         $596.3      $548.8     10.1%      1.30x    8.3x      9.2x    15.6x    3.1x
        1/7/98       Berkshire Hathaway Inc.
      9/23/97 /   El Chico Restaurants, Inc./              $49.3       $59.4     21.4%      0.58x    5.8x     12.9x    17.1x    1.8x
       1/22/98       Cracken, Harkey, Street & Co.,L.L.C.
      9/5/97 /    DavCo Restaurants Inc./                 $137.6      $186.5     49.5%      0.81x    7.5x     11.7x    21.7x    2.7x
       Pending       Citicorp Venture Capital Ltd.
      8/4/97 /    Perkins Family Restaurant, L.P./        $146.7      $206.6     28.7%      0.80x    5.8x     10.5x    10.0x    2.4x
     12/23/97       The Restaurant Company
      6/4/96 /    HomeTown Buffet Inc./                   $175.5      $214.5     3.3%       1.22x    8.9x     16.8x    25.4x    2.4x
      9/20/96       Buffets Inc.
      5/2/96 /    Houlihan's Restaurant Group, Inc./       $85.2      $158.6     33.3%      0.59x    5.2x     10.1x    20.7x    1.2x

    Terminated       Zapata Corporation

      3/4/96 /    Cocos Restaurants, Jojos Restaurants,
                  Carrow Restaurants, Inc./               $275.0      $306.5      NA      0.61x      5.0x      9.1x       NM      NA

       5/23/96    Flagstar Companies, Inc.



------------------------------------
(1)     Over stock price on day prior to announcement.

                                                                         Page 48


COMPARABLE MERGERS AND ACQUISITIONS TRANSACTIONS (CONT.)

($ IN MILLIONS)

                                                                                    ENTERPRISE VALUE       EQUITY VALUE
    DATE                                                                          --------------------     -------------
  ANNOUNCED /                                     EQUITY   ENTERPRISE   PREMIUM      LTM   LTM     LTM     NET      BOOK
   EFFECTIVE      TARGET/ACQUIROR                  VALUE     VALUE     PAID(1)    REVENUE  EBITDA  EBIT   INCOME    VALUE
--------------    ---------------                 ------   ----------  --------   -------  ------  ----   ------   -------

     11/6/95 /    NPC International Inc./          $228.4  $306.1       44.0%      0.97x    6.7x   11.9x   32.0x      2.8x
     Withdrawn       Management
      9/5/95 /    TPI Enterprises/                  $73.4  $170.6       25.0%      0.60x    8.1x     NM      NM       1.1x
        9/9/96       Shoney's
     8/23/94 /    Ground Round Restaurants, Inc./  $101.7  $156.6       41.2%      0.65x    6.0x   12.2x   17.0x      1.6x
    Terminated       399 Ventures Inc.



                                                      HIGH                         1.50X    9.55X   16.84X  32.00X    3.35X



                                                       LOW                         0.58X    4.99X    9.13X   9.96X    1.10X



                    HARMONIC MEAN OF TRANSACTION MULTIPLES                         0.79X     6.7X    12.1X   19.3X     1.8X

---------------------
(1)     Over stock price on day prior to announcement.

OVERVIEW OF STRATEGIC BUYERS:  TIER 2



Company                 Existing Brands          Financial Flexibility              Comments
-----------------       -----------------        -----------------------           ------------------

INTERNATIONAL INC.     Wendy's                   Equity Mkt Cap:    $2.9 billion     o Not historically acquisitive
                       Tim Horton's              Debt / EBITDA:             0.8x     o Wall St. pressure for new growth initiatives
                                                                                     o Family ownership of Wonton is a positive


MCDONALD'S             McDonald's                Equity Mkt Cap:   $50.2 billion     o Wonton is relatively small
                                                 Debt / EBITDA:             1.8x     o No demonstrated interest outside core concept





TRICON GLOBAL          Pizza Hut                 Equity Mkt Cap:    $5.0 billion     o Currently focusing on existing businesses
                       Taco Bell                 Debt / EBITDA:             5.7x     o Looking to reduce company-owned restaurant
                       Kentucky Fried Chicken                                          count




GRAND METROPOLITAN     Burger King               Equity Mkt Cap:              NA     o Adding restaurants unlikely a priority
                       Pillsbury                 Debt / EBITDA:               NA     o Future ownership of Burger King unclear
                       Haagen Dazs
                       Green Giant
                       J&B Rare Scotch
                       Smirnoff Vodka


                                                 Equity Mkt Cap:    $670 million     o High company-owned restaurant percentage
FOODMAKER INC.         Jack In The Box           Debt / EBITDA:             2.0x     o Limited financial flexibility


                                                 Equity Mkt Cap:    $1.0 billion     o Highest growth in pizza sector
PAPA JOHN'S            Papa John's               Debt / EBITDA:               NA     o Focusing on franchise expansion



OVERVIEW OF FINANCIAL BUYERS:  TIER 2



NAME               RESTAURANT INVESTMENTS                        SIZE OF FUND(1)
----               ----------------------                        ---------------
T.H. LEE           o    Cinnabon International, Inc.                $3.0 billion
                   o    NY Restaurant Group (Smith & Wollensky)

FREEMAN SPOGLI     o    AFC Enterprises  55% ownership              $900 million
                        Popeye's, Church's)


J.H. WHITNEY       o    Briazz, Inc.                                $425 million

J.W. CHILDS        o    Chevy's Restaurants                         $500 million

CENTRE PARTNERS    o    Johnny Rockets Group                        $450 million

SEAVER KENT        o    Bojangles Restaurants                       $110 million
                   o    Cafe Valley

MADISON DEARBORN   o    Peter Piper, Inc.
                   o    Carrols (Burger King)                       $925 million


LEONARD GREEN      o    Family Restaurants, Inc. (20%)              $750 million

BLACKSTONE         o    Expressed Interest in Wonton                $3.8 billion

HAMPSTEAD GROUP    o    Houlihan's                                 Not specified

QUAD C             o    Huddle House                                $300 million

OVERVIEW OF FINANCIAL BUYERS:  TIER 2


OTHERS WITH EXPRESSED INTEREST IN RESTAURANT INVESTMENTS:
----------------------------------------------------------
EVERCORE                                        $195 million

FENWAY                                          $527 million

STONINGTON                                      $1.0 billion

AMERICAN SECURITIES PARTNERS                    $100 million

ODYSSEY PARTNERS                                $700 million


-------------------------------
(1)     Reflects recent fund raisings which are generally uninvested.

Appendix F



                PRECEDENT LEVERAGED RECAPITALIZATION TRANSACTIONS

UNITED STATIONERS MERGER WITH ASSOCIATED STATIONERS


ASSOCIATED HOLDINGS ACQUIRED ON MARCH 30, 1995 A MAJORITY INTEREST IN UNITED STATIONERS WHICH MERGED WITH ASSOCIATED STATIONERS, A WHOLLYOWNED SUBSIDIARY OF ASSOCIATED HOLDINGS

     o Associated Holdings offered to purchase up to 17.2 million shares (approximately 92.5% of the common shares outstanding) of United Stationers

     o  Posttransaction,   the  shares  not  purchased  by  Associated  Holdings
        comprised approximately 23% of the new common stock

     o The new Company expected to generate approximately $26.0 million in annual cost savings

     o Cash offer price of $15.50 per share, totaling $267 million offered in the purchase of United Stationer's shares. This price represented a 12.7% premium over the closing price of the Company's common stock ($13.75), on the day prior to the transaction's announcement

     o The Company's current stock price as of July 17, 1998 was $71.63 (362% appreciation over the purchase price)

UNITED STATIONERS  TENDER OFFER SUMMARY

($ IN MILLIONS)



      Sources of Funds                                 Uses of Funds
----------------------------------           -----------------------------------
Senior Credit Facilities    $426.7           Purchase of Shares           $266.6

Subordinated Bridge Facility 130.0           Debt Refinancing              268.6

Equity Investment             12.0           Fees, Expenses and Other(1)    33.5
                            -------                                       ------
       Total Sources        $568.7                   Total Uses           $568.7
                            =======                                       ======


                            Pro Forma Capitalization
                           -----------------------------

          Cash and Equivalents               $  6.7

          Bank Debt                          $550.2      90.6%

          Shareholder's Equity               $ 57.2       9.4%
                                             ------      ------
                 Total Capitalization        $607.4      100.0%
                                             ======      ======

------------------------
(1) Includes $1,469 of other liabilities paid at offer closing.
(2) Pro forma for the tender offer and subsequent merger of Associated Holdings and United Stationers.

UNITED STATIONERS  OWNERSHIP SUMMARY

(SHARES IN MILLIONS)


    Pre-Transaction Ownership                     Post-Transaction Ownership
-------------------------------------         ----------------------------------
                                         |
                           SHARES    %   |                       SHARES      %
                           ------   ---- |                       ------     ----
                                         |
Management and Directors    0.4     2.3% |Buying Group(2)          4.6     76.8%
                                         |
HW Associates(1)            4.7    25.3% |HW Associates(1)         0.4      6.0%
                                         |
Other Public Shareholders  13.5    72.4% |Management, Directors
                           -----   ----- |   and Other Public
                                         |   Shareholders of
                                         |   United(3)             1.0     17.2%
                                         |                        ----    ------
       Total               18.6   100.0% |        Total            6.0    100.0%
                           =====  ====== |                        ====    ======
                                         |
-----------------
(1) General partnership consisting of members of the Hecktman and Wolf families.
(2) Includes Wingate Partners, ASI Partners, Cumberland Capital, Good Capital and former management of Associated Stationers.
(3) Pro forma for tender offering.

UNITED STATIONERS  SUMMARY FINANCIAL PERFORMANCE

($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                             FISCAL YEAR ENDED DECEMBER 31,
                    -------------------------------------------
                     1994         1995        1996       1997      LTM 1998(1)
                    -------     --------    --------    -------    -----------



REVENUE             $470.19     $1,751.46   $2,298.17  $2,558.14    $2,635.63



EBITDA(2)           $23.51        $91.00     $139.05    $160.97       $167.86



EBIT(2)             $18.12        $67.32     $113.00    $134.93       $140.92



NET INCOME(2)        $4.21        $10.08      $30.25     $45.36        $50.90



DILUTED EPS(2)       $0.51         $0.79       $2.03      $2.95         $3.18



Y/E SHARE PRICE      $6.63         $27.75      $19.50     $48.13       $62.25


-------------
(1) Period ended March 31, 1998.
(2) Excludes the following pretax non recurring charges and extraordinary items: (i) a $9.7 million restructuring charge in 1995 related to the merger, (ii) a $59.4 million noncash charge in 1997 as a result of the vesting of certain incentive options, (iii) a $5.3 million charge in 1997 associated with the termination of certain management agreements, and (iv) a $5.9 million extraordinary loss in 1997 from the early extinguishment of debt.

UNITED STATIONERS



                         TRADING HISTORY POSTTRANSACTION
                         MARCH 30, 1995 TO JULY 17, 1998
                                [GRAPHIC OMITTED]
                                [GRAPHIC OMITTED]

HAYES WHEELS INTERNATIONAL MERGER WITH MOTOR WHEEL CORP.


MWC HOLDINGS MERGER WITH HAYES WHEELS INTERNATIONAL ON AUGUST 2, 1996

o MWC Holdings, a public company engaged in the business of manufacturing brakes and steel wheels for the automotive industry, and controlled by Joseph Littlejohn & Levy, offered in consideration for each Hayes Wheels International common share $28.80 in cash and .1 shares of the Company's new common stock. The total consideration per share of approximately $32.00 represented a 29.3% premium over the closing price of the Company's stock on the day prior to the announcement of the transaction ($24.75)

o Posttransaction, the original shareholders of Hayes Wheels International stock owned approximately 15.8% of the Company's new common stock

o Cash consideration of $28.80 per share, totaling $506 million offered in the purchase of Hayes Wheels International shares

o The Company's current stock price as of July 17, 1998 was $76.63(1) (139% appreciation over the purchase price)



-----------------------
(1) Current price adjusted for 2:1 split on 1/7/97 (actual price was $38.31 on 7/17/98).

HAYES WHEELS INTERNATIONAL

($ IN MILLIONS)



      Sources of Funds                            Uses of Funds
--------------------------------       -----------------------------------------

Revolving Credit Facility  $26.4       Purchase of Shares             $506.1

Senior Term Debt           425.0       Debt Refinancing                274.1

Senior Subordinated Notes  250.0       Retirement of Mgt. Options        5.2

New Investors' Equity      200.0       Working Capital                  75.0

                                       Fees and Expenses                41.0
                          ------                                      ------
       Total Sources      $901.4          Total Uses                  $901.4
                          ======                                      ======


                          Pro-Forma Capitalization(1)
                      ------------------------------------
               Cash                             $78.2

               Bank Debt                        451.5       62.8%

               Senior Subordinated Notes        250.0       34.8%

               Shareholder's Equity             17.7         2.4%
                                              -------      ------
                    Total Capitalization      $719.2       100.0%
                                              =======      ======

----------------------
(1)     Pro forma for the merger of Hayes Wheels and MWC Holding.

HAYES WHEELS INTERNATIONAL  OWNERSHIP SUMMARY

(SHARES IN MILLIONS)



     Pre-Transaction Ownership                    Post-Transaction Ownership
---------------------------------------   --------------------------------------

                          SHARES   %                                SHARES   %
                          ------  ---                               ------  ---

Management, Directors
 and Other Public Shares   9.4   53.7%    New Equity Investors(1)   8.1     2.7%

Varity Corporation         8.1   46.3%    Former Public Share-
                                               holders of MWC       1.3    11.5%

                                           Management, Directors and
                                           Other Public Shareholders
                                           of Hayes                 0.9     8.5%

                                           Varity Corporation       0.8     7.3%

                          -----  ------                            -----  ------
       Total               17.6  100.0%        Total               11.1   100.0%
                          =====  ======                            =====  ======
----------------
(1) Includes Joseph Littlejohn & Levy, TSG Capital, CIBC WG Argosy and Chase Equity Partners.

HAYES WHEELS INTERNATIONAL - SUMMARY FINANCIAL PERFORMANCE
--------------------------------------------------------------------------------
($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                          FISCAL YEAR ENDED JANUARY 31,
                      -------------------------------------
                      PRO FORMA (1)
                         1996           1997         1998       LTM 1998(2)
                      -----------     --------    ----------    -----------

REVENUE                  $968.30       $778.20    $1,262.80     $1,426.50

EBITDA(3)                $133.20       $109.50      $216.70       $222.20

EBIT(3)                   $84.30        $61.90      $145.50       $170.20

NET INCOME(3)              $5.60         $8.58       $31.40        $42.30

DILUTED EPS(3)             $0.50         $0.31        $1.12         $1.40

Y/E STOCK PRICE           $24.25        $20.25       $23.88        $38.44

---------------
(1) Pro forma for the merger of Hayes Wheels and MWC Holdings as if it occurred on January 31, 1995.
(2) Period ended April 30, 1998.
(3) Excludes pre-tax non recurring charges in fiscal 1996 of $36.6 million in connection with a plant restructuring at MWC Holdings and the following non recurring charges in fiscal 1997: (i) a $109 million charge in connection with the closing of a fabricated wheel facility, and (ii) a $6.4 million charge in connection with the merger with MWC Holdings.

HAYES WHEELS INTERNATIONAL
--------------------------------------------------------------------------------

                       TRADING HISTORY POST-TRANSACTION(1)
                         AUGUST 2, 1996 TO JULY 17, 1998
                                [GRAPHIC OMITTED]
                                [GRAPHIC OMITTED]

--------------
(1) Historical prices adjusted for 2:1 split on January 7, 1997.

SWING-N-SLIDE CORP. LEVERAGED RECAPITALIZATION
--------------------------------------------------------------------------------

SWING-N-SLIDE COMMENCED A TENDER OFFER FOR APPROXIMATELY 37.5% OF ITS COMMON SHARES OUTSTANDING ON NOVEMBER 14, 1994.

o Cash offer price of $11.00 per share represented a 22% premium over the closing price of the Company's common stock ($9.00), on the day prior to the tender announcement.

o On January 6, 1995, the Company announced that it had accepted 3.6 million shares for purchase at $11.00. On the same day, the closing price of the Company's stock was $7.50. An investor lawsuit was filed alleging management fraud and a scheme to enrich certain shareholders.

o On January 5, 1996, GreenGrass Holdings, a partnership organized by institutional investors and senior management of the Company announced a tender offer to purchase 3.51 million shares (approximately 58.5% of total common shares outstanding) at a price of $6.50, a 44% premium to the closing price of the common stock ($4.50) on the previous day.

o The tender was successfully completed on February 15, 1996. The closing price of the Company's common stock on this date was $5.44.

o On April 29, 1998, the Company's name was changed to Playcore Inc. The Company's current stock price as of July 17, 1998 was $3.75 (a 66% decrease from the original recap tender price).

SWING-N-SLIDE - 1995 TENDER OFFER SUMMARY
--------------------------------------------------------------------------------
($ IN MILLIONS)

    Sources of Funds                           Uses of Funds
---------------------------------       -----------------------------
Bank Debt                   $48.5       Purchase of Shares      $42.0
                            -----
                                        Dept Repayment            4.0


       Total Sources        $48.5       Fees and Expenses         2.5
                            =====                                =====

                                              Total Uses        $48.5


                            Pro Forma Capitalization
                       --------------------------------
          Cash and Equivalents                              $0.0

          Bank Debt                                        $37.0

          Shareholders' Equity                             ($1.3)
                                                          -------
                                                           $35.7
                                                          =======

SWING-N-SLIDE CORP.
--------------------------------------------------------------------------------
($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                            FISCAL YEAR ENDED DECEMBER 31,
                       ----------------------------------------------
                       1993       1994      1995      1996       1997       LTM 1998(1)
                       ------    ------    ------    ------     ------      -----------


REVENUE               $51.07     $51.82    $45.08    $41.87     $89.49       $103.90

EBITDA(2)             $16.94     $14.68    $13.47    $12.06     $15.14        $15.60

EBIT(2)               $13.79      $7.91    $11.13     $9.62     $11.57        $12.95

NET INCOME(2)          $7.96      $4.59     $4.13     $1.57      $1.18         $2.43

DILUTED EPS(2)         $0.83      $0.48     $0.67     $0.26      $0.29         $0.48

Y/E STOCK PRICE       $13.00      $8.50     $4.00     $3.25      $4.00         $3.88


----------------------------

(1) Period Ended March 31,1998.
(2) Excludes nonrecurring charges and extraordinary items.

SWING-N-SLIDE CORP.
--------------------------------------------------------------------------------

                        TRADING HISTORY POST-TRANSACTION
                       NOVEMBER 15, 1994 TO JULY 17, 1998
                                [GRAPHIC OMITTED]
                                [GRAPHIC OMITTED]

                          PROJECT WONTON Project Wonton



                                    APPENDIX G



                                    ILLUSTRATIVE COMPANY SPONSORED LEVERAGED
                                    RECAPITALIZATION MODEL










BEAR STEARNS

                                 PROJECT WONTON
                                                                   C-CORP. MODEL

                    $450 MILLION RECAPITALIZATION TRANSACTION

ASSUMPTIONS:     PURCHASE OF APPROX. $450 MILLION IN EQUITY (14.063 MILLION
                 SHARES PLUS OPTIONS)
                 TENDER PRICE OF $32.00 PER SHARE.


SOURCES AND USES OF FUNDS                         PRO FORMA CAPITALIZATION
($ in millions)                                   ($ in millions)                PRO FORMA(2)         % OF TOTAL
                                                                              ESTIMATED 12/31/98   CAPITALIZATIONS    INTEREST RATE
                                                                              ------------------------------------------------------

SOURCES OF FUNDS                                  Cash & Cash Equivalent (incl.
                                                  Marketable Securities)             $6.0             --                5.50%(3)
----------------------------------

                                                  Senior Bank Debt:
Excess Cash on Balance Sheet (1)    $125.0            Revolving Credit Facility       0.0             0.0%              8.19%

Senior Bank Debt:                                 Senior Unsecured Notes            340.0           303.8%              9.75%
    Revolving Credit Facility          0.0        Other Long Term Debt                0.0             0.0%              9.00%
Senior Unsecured Notes               340.0
                                  --------
    Total New Long Term Debt         340.0

    TOTAL SOURCES OF FUNDS          $465.0            TOTAL LONG TERM DEBT          340.0           303.8%
                                  ========                                      ---------        ---------

                                                  Common Equity                    (228.1)         -203.8%
                                                                                ---------        ---------

                                                      TOTAL SHAREHOLDERS' EQUITY   (228.1)         -203.8%
                                                                                ---------        ---------

                                                  TOTAL CAPITALIZATION             $111.9           100.0%
                                                                                =========        =========

                                                  Goodwill                           $0.0
USES OF FUNDS
----------------------------------                ----------------------------------------------------------------------------------
                                                  ACQUISITION PRICE - $32.00 PER SHARE
Number of shares outstanding        20.447        ($ in millions)
Number of Shares to be Repurchased  14.063  68.8%
PURCHASE PRICE PER SHARE            $32.00        Implied Equity Value:              $667.1
                                  --------
                                                  Implied Enterprise Value(4)        $536.1
Purchase Price of Equity            $450.0
Purchase Price of Options              0.0        Goodwill:                            $0.0
Repayment of Existing Debt             0.0        Period (Years):                        30
                                  --------
Total Purchase Price                 450.0

                                                                         ----------    -----------    -----------
                                                                          FYE 1997A     FYE 1998P      FYE 1999P
                                                                         -----------   -----------    -----------
                                                  Multiple of:

Financing Costs                      $10.2                      Revenues       1.56x      1.47x          1.32x
Non-Financing Costs                    4.8
                                  --------
                                                                EBITDA         6.60x      6.29x          5.68x
TOTAL USES OF FUNDS                 $465.0
                                  ========
                                                                EBITA          9.36x      9.17x          8.07x

---------------------
Footnotes
(1) Includes $7.5 million of marketable securities
(2) Reflects proposed recapitalization. Assumes transaction closes on 12/31/98.
(3) Interest is earned on cash balance above $7 million.
(4) Reflects estimated 12/31/98 balance sheet.

                                 PROJECT WONTON
                                                                   C-CORP. MODEL


OPERATING COMPANY COVERAGE RATIOS
                                                                                       FISCAL YEAR ENDED DECEMBER 31,

                                                                         ACTUAL
                                                                        PF 1997   1998       1999         2000      2001      2002
                                                                        -------   ----       ----         ----      ----      ----
EBITDA/TOTAL INTEREST EXPENSE                                             2.38x    2.49x      2.76x      3.13x      3.56x    4.06x

EBITDAR/TOTAL INTEREST EXPENSE PLUS RENT EXPENSE                          1.53x    1.55x      1.62x      1.71x      1.80x    1.90x
EBITDAR - CapEx/TOTAL INTEREST EXPENSE PLUS RENT EXPENSE                  1.21     1.27       1.33       1.39       1.48     1.57

EBITDA - CapEx/TOTAL INTEREST EXPENSE                                     1.5x     1.73x      1.93x      2.17x      2.52x    2.93x

EBITDA - CapEx/TOTAL INTEREST EXP. + REQ. AMORT. OF DEBT                  1.54x    1.73x      1.93x      2.17x      2.52x    2.93x
EBITDAR - CapEx/TOTAL INTEREST EXP. + REQ. AMORT. OF DEBT + RENT          1.21     1.27       1.33       1.39       1.48     1.57

TOTAL DEBT + CAPITALIZED LEASES (1) /EBITDAR                              5.32x    5.21x      4.96x      4.67x      4.40x    4.15x

TOTAL DEBT/EBITDA                                                         4.19x    3.99x      3.60x      3.18x      2.79x    2.45x
NET DEBT/EBITDA                                                           4.11x    3.92x      3.26x      2.56x      1.88x    1.25x
BANK DEBT/EBITDA                                                          0.00x    0.00x      0.00x      0.00x      0.00x    0.00x
------------------------------------------------------------------------------------------------------------------------------------


SUMMARY OF OPERATIONS
($ IN MILLIONS)
                                                                          FISCAL YEAR ENDED DECEMBER 31,

                                                                ACTUAL     ACTUAL
                                                                PF 1996    PF 1997     1998     1999      2000     2001    2002
                                                                -------    -------     ----     ----      ----     ----    ----
Revenues                                                         $325.7     $344.4    $365.7    $405.7   $460.4   $525.5   $600.0
EBITDA                                                             79.5       81.2      85.2      94.4    106.9    121.7    138.6

Rent Expense                                                       49.6       54.5      57.9      62.6     68.5     75.1     82.2
Bank Interest Expense                                               0.0        0.0       0.0       0.0      0.0      0.0      0.0
Total Interest Expense                                             34.2       34.2      34.2      34.2     34.2     34.2     34.2
Interest Income                                                     0.0        0.0       0.0       0.7      2.3      4.5      7.2

Capital Expenditures                                               25.9       28.6      26.1      28.4     32.7     35.6     38.4

Capitalized Leases(1)                                             346.9      381.3     405.5     438.4    479.8    526.0    575.2
Total Debt                                                        340.0      340.0     340.0     340.0    340.0    340.0    340.0


------------------------------------------------------------------------------------------------------------------------------------

FOOTNOTES

(1) Leases capitalized at 7.0x Rent Expense for the relevant period.

                                 PROJECT WONTON
                                                                   C-CORP. MODEL


PRO FORMA BALANCE SHEET ADJUSTMENTS
-----------------------------------
($ in millions)
                                                   ACTUAL             ESTIMATED    TRANSACTION        PRO FORMA
                                                  12/31/97            12/31/98     ADJUSTMENTS         12/31/98
                                                  --------            ---------    -----------        ---------

ASSETS
CURRENT ASSETS
    CASH & CASH EQUIVALENTS
    (INCL. LONG-TERM MARKETABLE SECURITIES)        $127.3                $131.0      ($125.0)            $6.0
    ACCOUNTS RECEIVABLE                               2.4                   2.5                           2.5
    INVENTORY                                         3.0                   3.1                           3.1
    PREPAID EXPENSES                                  1.8                   1.9                           1.9
    OTHER CURRENT ASSETS                              0.0                   0.0                           0.0
                                                ---------          ------------                     ---------
         TOTAL CURRENT ASSETS                       134.4                 138.5                          13.5

GROSS PROPERTY, PLANT & EQUIPMENT                   287.0                 313.1                         313.1
    LESS ACCUMULATED DEPRECIATION                   150.2                 177.0                         177.0
                                                ---------          ------------                     ---------
NET PROPERTY, PLANT & EQUIPMENT                     136.8                 136.1                         136.1

GOODWILL                                              0.0                   0.0          0.0              0.0
DEFERRED FINANCING FEES                               0.0                   0.0         10.2             10.2
DEFERRED CHARGES                                      1.6                   1.6                           1.6
OTHER ASSETS                                          5.8                   5.8                           5.8

TOTAL ASSETS                                        278.6                 282.1                         167.3
                                                =========          ============                     =========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES
    ACCOUNTS PAYABLE                                $10.1                 $10.7                         $10.7
    ACCRUED LIABILITIES                              26.0                  27.5                          27.5
    DIVIDENDS PAYABLE                                 5.5                   0.0                           0.0
    OTHER CURRENT LIABILITIES                         4.8                   5.0                           5.0
                                                ---------          ------------                     ---------
        TOTAL CURRENT LIABILITIES                    46.4                  43.2                          43.2

LONG-TERM DEBT

    SENIOR BANK DEBT:                                 0.0                   0.0          0.0              0.0
       REVOLVING CREDIT FACILITY                      0.0                   0.0        340.0            340.0
    SENIOR UNSECURED NOTES:                           0.0                   0.0                           0.0
                                                ---------          ------------                     ---------
    OTHER LONG TERM DEBT                              0.0                   0.0                         340.0
        TOTAL LONG TERM DEBT

DEFERRED TAXES                                       11.8                  11.8                          11.8
OTHER LIABILITIES                                     0.0                   0.0                           0.0
MINORITY INTEREST                                     0.0                   0.4                           0.4

STOCKHOLDERS' EQUITY
    COMMON EQUITY                                   220.4                 226.7       (454.8)          (228.1)
                                                ---------          ------------                     ----------
        TOTAL STOCKHOLDERS' EQUITY                  220.4                 226.7                        (228.1)

TOTAL LIABILITIES AND EQUITY                       $278.6                $282.1                        $167.3
                                                =========          ============                     ==========

                                                                  Project Wonton

PROJECTED CAPITALIZATION                                                        FISCAL YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------
($ IN MILLIONS)                                                                 PROJECTED
                                                          -----------------------------------------------------------------
                                                            1998          1999          2000           2001          2002
                                                          ----------   ----------    ----------   -----------    ----------

CASH & CASH EQUIVALENTS (INCL. MARKETABLE SECURITIES):         $6.0       $ 32.6         $66.7        $110.9        $166.6
                                                         ===========   ==========    ==========   ===========    ==========

SENIOR BANK DEBT:
REVOLVING CREDIT FACILITY                                       0.0          0.0           0.0           0.0           0.0
SENIOR UNSECURED NOTES                                        340.0        340.0         340.0         340.0         340.0
OTHER LONG TERM DEBT                                            0.0          0.0           0.0           0.0           0.0
                                                         -----------   ----------    ----------   -----------    ----------

    TOTAL LONG TERM DEBT                                      340.0        340.0         340.0         340.0         340.0

STOCKHOLDERS' EQUITY
COMMON EQUITY                                                (228.1)      (208.0)       (180.9)       (145.2)        (99.1)
                                                         -----------   ----------    ----------   -----------    ----------
      TOTAL STOCKHOLDERS' EQUITY                             (228.1)      (208.0)       (180.9)       (145.2)        (99.1)
                                                         -----------   ----------    ----------   -----------    ----------

TOTAL CAPITALIZATION                                         $111.9       $132.0        $159.1        $194.8        $240.9
                                                         ==========    ==========    ==========   ===========    ==========

CASH & CASH EQUIVALENTS (INCL. MARKETABLE SECURITIES)           5.4%        24.7%         41.9%         56.9%         69.2%

LONG TERM DEBT
SENIOR BANK DEBT:
    REVOLVING CREDIT FACILITY                                   0.0%         0.0%          0.0%          0.0%          0.0%
SENIOR UNSECURED NOTES                                        303.8%       257.6%        213.7%        174.6%        141.2%
OTHER LONG TERM DEBT                                            0.0%         0.0%          0.0%          0.0%          0.0%
                                                         ----------    ----------    ----------   -----------    ----------

      TOTAL LONG TERM DEBT                                    303.8%       257.6%        213.7%        174.6%        141.2%

STOCKHOLDERS' EQUITY                                         -203.8%      -157.6%       -113.7%        -74.6%        -41.2%
                                                         ----------   -----------    ----------    ----------    ----------
COMMON EQUITY

      TOTAL STOCKHOLDERS' EQUITY                             -203.8%      -157.6%       -113.7%        -74.6%        -41.2%
                                                         ----------   -----------    ----------    ----------    ----------

TOTAL CAPITALIZATION                                          100.0%       100.0%        100.0%        100.0%        100.0%
                                                         ==========   ===========    ==========    ==========    ==========

                                 PROJECT WONTON
                                                                   C-CORP. MODEL

SBARRO INCOME STATEMENT ASSUMPTIONS


                                                                                                 FISCAL YEAR ENDED DECEMBER 31,
                                                                                          ---------------------------------------
                                        ACTUAL FISCAL YEAR ENDED DECEMBER 31,                           PROJECTED
                                       --------------------------------------   ACTUAL    ---------------------------------------
                                       1993      1994      1995     1996         1997       1998    1999      2000     2001    2002
                                      ------    ------    ------   ------       ------     ------  ------    ------   ------  -----
Revenue Growth Rate                         --   11.39%     7.49%     3.04%      5.74%     6.20%  10.92%    13.50%    14.13% 14.17%
Gross Profit Growth Rate                    --   11.33%     7.13%     3.34%      7.05%     6.35%  10.72%    13.17%    13.74% 13.77%
EBITDA Growth Rate                          --   14.09%    -2.36%    11.49%      2.20%     4.94%  10.79%    13.27%    13.80% 13.89%
EBITA Growth Rate                           --   13.09%    -7.17%    18.70%      1.30%     2.05%  13.62%    15.76%    16.57% 17.42%
EBIT Growth Rate                            --   13.09%    -7.17%    18.70%         na     2.05%  13.62%    15.76%    16.57% 17.42%

GROSS MARGIN(1)                         78.61%   78.59%    78.27%    78.50%     79.43%    79.72%  79.72%    79.72%    79.72% 79.72%
Payroll & Other Employee Benefits(1)    24.94%   24.54%    25.26%    24.51%     25.14%    25.40%  25.40%    25.40%    25.40% 25.40%
Rent Expense(1)                         15.07%   15.24%    15.82%    15.52%     16.18%    16.30%  16.30%    16.30%    16.30% 16.30%
Occupancy and Other Expenses(1)         11.25%   11.20%    11.38%    11.27%     11.51%    11.60%  11.60%    11.60%    11.60% 11.60%
General & Administrative                 4.98%    4.61%     5.19%     4.68%      5.15%     5.30%   5.30%     5.30%     5.30%  5.30%
                                      --------  -------   ------- ---------    -------    ------  ------    ------    ------  ------

Other Income (incl. startup costs)       0.47%    0.46%     0.43%     0.36%      0.48%     0.82%   0.68%     0.54%     0.43%  0.33%

EBITDA MARGIN                           24.24%   24.82%    22.55%    24.40%     23.58%    23.30%  23.27%    23.23%    23.16% 23.10%
Depreciation & Amortization              7.05%    7.37%     7.48%     7.03%      6.95%     7.32%   6.90%     6.53%     6.10%  5.56%
                                      --------  -------   ------- ---------    -------    ------  ------    ------    ------  ------
EBITA                                   17.19%   17.45%    15.07%    17.36%     16.64%    15.99%  16.37%    16.70%    17.06% 17.54%
Amortization of Goodwill                 0.00%    0.00%     0.00%     0.00%      0.00%     0.00%   0.00%     0.00%     0.00%  0.00%
                                      --------  -------   ------- ---------    -------    ------  ------    ------    ------  ------
EBIT MARGIN                             17.19%   17.45%    15.07%    17.36%     16.64%    15.99%  16.37%    16.70%    17.06% 17.54%



WORKING CAPITAL ASSUMPTIONS                                                                 FISCAL YEAR ENDED DECEMBER 31,
                                                                               -----------------------------------------------------
                                                            ACTUAL                                    PROJECTED(2)
                                                        --------------          ACTUAL  --------------------------------------------
                                                        1995     1996           1997(2)    1998      1999    2000   2001     2002
                                                        -----    -----         --------   ------    ------  ------ ------   -----
Days Receivable of Sales                                 3.0       2.1            2.5      2.5       2.5     2.5     2.5      2.5
Days Inventory of Cost of Goods Sold                    15.0      15.1           15.6     15.6      15.6    15.6    15.6     15.6
Days Prepaid Expenses of Sales                           2.0       1.6            1.9      1.9       1.9     1.9     1.9      1.9
Other Current Assets as a % of Sales                     0.0       0.0            0.0      0.0       0.0     0.0     0.0      0.0
Days Payable of Cost of Goods Sold                      40.1      38.1           53.2     53.2      53.2    53.2    53.2     53.2
Days Accrued Liabilities of Cost of Goods Sold         146.3     120.5          137.2    137.2     137.2   137.2   137.2    137.2
Days Other Current Liabilities of Cost of Goods Sold    46.5      53.0           25.2     25.2      25.2    25.2    25.2     25.2

------------------------
FOOTNOTES
(1) As a percentage of Company-owned restaurant revenue.
(2) Years 1998-2002 assume same working capital ratios as pro forma year end
    1997.

                                 PROJECT WONTON
                                                                   C-CORP. MODEL



SBARRO REVENUE DERIVATION                                                                 Fiscal Year Ended December 31,
-------------------------
                                                                            --------------------------------------------------------
($ in millions)                    Actual Fiscal Year Ended December 31,                              Projected
                                     ------------------------------------   Actual -------------------------------------------------
                                      1993    1994     1995      1996        1997     1998     1999      2000    2001    20002
                                      -----   -----   -----      ----        ----     ----     ----      ----    ----    ----

NUMBER OF COMPANY-OWNED RESTAURANTS
    Beginning Balance                   456      515      567     571       597        623       651     691      736     781
    Restuarants Opened                   59       53       44      29        30         35        40      45       45      45
    Acquired (Sold) Franchisees           7        2        0       1         4          1         0       0        0       0
    Restaurants Closed                    7        3       40       4         8          8         0       0        0       0
                                     ------ --------   --------  ------  ------  --------- --------- --------  ------ -------
    Ending Balance                      515      567      571     597       623        651       691     736      781     826

NUMBER OF FRANCHISED RESTAURANTS
    Beginning Balance                   131      134      162     200       219        239       274     324      384     444
    Restuarants Opened                   24       38       40      36        47         40        50      60       60      60
    Purchased (Sold) Company            (7)      (2)        0     (1)       (4)        (1)         0       0        0       0
    Restaurants Closed                   14        8        2      16       23          4          0       0        0       0
                                     ------ --------  -------- --------  -------  --------- --------- -------- --------------
    Ending Balance                      134      162      200     219       239        274       324     384      444     504

TOTAL NUMBER OF RESTAURANTS
    Beginning Balance                   587      649      729     771       816        862       925   1,015    1,120   1,225
    Restuarants Opened                   83       91       84      65        77         75        90     105      105     105
    Restaurants Closed                   21       11       42      20       31         12         0        0        0       0
                                     ------ --------  -------- --------  -------  --------- --------- -------- --------------
    Ending Balance                      649      729      771     816       862        925     1,015   1,120    1,225   1,330
                                     ======  =======  =======  =======   =======   ========  ======== =======  ==============

SAME STORE SALES GROWTH                   -   -0.04%    2.12%   0.31%     0.93%      0.50%     1.50%   1.50%     1.50%  1.50%
AVERAGE SALES PER RESTAURANT         $0.534   $0.534   $0.545  $0.547    $0.552     $0.555    $0.563  $0.571   $0.580  $0.589

TOTAL SYSTEMWIDE SALES
    Company-Owned                    $259.2   $288.8   $310.2  $319.3    $336.6     $353.3    $377.7  $407.7   $439.9  $473.0
    Franchised                         70.8     79.0     98.7   118.3     123.1      142.3     168.3   202.3    240.1   279.0
                                     ------  -------  ------- -------    ------    -------   ------- -------   ------ -------
    Total Systemwide Sales           $330.0   $367.8   $408.8  $437.6    $459.7     $495.5    $546.0  $609.9   $680.0  $752.0

TOTAL REVENUE FROM FRANCHISEES
    FRANCHISE ROYALTY FEE (NEW STORES                            4.0%      4.0%       4.0%      4.0%    4.0%     4.0%    4.0%
    FRANCHISE ROYALTY FEE (EXISTING)   5.5%     4.9%     4.9%    4.5%      5.7%       4.8%      4.8%    4.8%     4.8%    4.8%
    INITIAL FRANCHISE FEE PER STORE  $0.035   $0.035   $0.035  $0.033    $0.032     $0.020    $0.020  $0.020    $0.020  $0.020
    Total Initial Franchise Fee        $0.8     $1.3     $1.4    $1.2      $1.5       $0.8      $1.0    $1.2    $1.2    $1.2
    Total Franchise Royalty Fee         3.9      3.9      4.9     5.2      6.2        6.3       7.3     8.6     10.2    11.7
                                     ------  -------   ------  --------  -------    -------   ------ -------   ------ -------
    Total Revenue from Franchisees     $4.8     $5.2     $5.9    $6.4      $7.8       $7.1      $8.3    $9.8    $11.4   $12.9

TOTAL REVENUE                        $259.2   $288.8   $310.2  $319.3    $336.6     $353.3    $377.7  $407.7   $439.9  $473.0
    Company-Owned                       4.8      5.2      5.9     6.4      7.8        7.1       8.3      9.8     11.4    12.9
                                     ------ --------  -------- --------- --------  --------- -------- ------   ------ -------
    Franchised                       $264.0   $294.0   $316.1  $325.7    $344.4     $360.4    $386.0  $417.5   $451.2  $485.9
                                     ====== ========  =======  ========  ========  ========= ======== ======   ====== =======
    Total Revenue

TOTAL CAPITAL EXPENDITURES
    CapEx per New Restaurant          $0.54     $0.60    $0.40  $0.40     $0.41      $0.41     $0.41    $0.41    $0.41   $0.41
    Restaurant CapExp                $31.9     $32.1    $17.5  $11.5     $12.3      $14.4     $16.5    $18.5    $18.5   $18.5
    Other Capital Expenditures        $0.0      $0.0     $0.0   $7.0      $6.2       $4.0      $0.0     $0.0     $0.0    $0.0


                                 PROJECT WONTON
                                                                   C-CORP. MODEL


SBARRO INCOME STATEMENT
-----------------------
($ in millions)
                                                           FISCAL YEAR ENDED DECEMBER 31,
                                        ----------------------------------------------------------------------
                                                                         PROJECTED
                                        ----------------------------------------------------------------------
                                           1998           1999          2000            2001            2002
                                        ---------    -----------     ----------      ----------     ----------

REVENUES                                   $360.4        $386.0          $417.5          $451.2       $485.9
Cost of Goods Sold                           71.6          76.6            82.7            89.2         95.9
                                        ---------    ----------      ----------      ----------     --------

GROSS PROFIT                                288.7         309.4           334.8           362.0        390.0
GROSS PROFIT MARGIN                         80.1%         80.2%           80.2%           80.2%        80.3%

Payroll & Other Employee Benefits            89.7          95.9           103.5           111.7        120.1
Rent Expense                                 57.6          61.6            66.4            71.7         77.1
Other Operating Expenses                     41.0          43.8            47.3            51.0         54.9
General & Administrative                     19.1          20.5            22.1            23.9         25.8
                                        ---------    ----------      ----------      ----------     --------

Other Income                                  3.5           3.5             3.5             3.5          3.5

EBITDA                                       84.8          91.1            98.9           107.2        115.6
EBITDA MARGIN                               23.5%         23.6%           23.7%           23.7%        23.8%

Depreciation                                 26.6          27.4            28.8            29.9         30.1
                                        ---------    ----------      ----------      ----------     --------

EBITA                                        58.2          63.7            70.2            77.3         85.6
EBITA MARGIN                                16.2%         16.5%           16.8%           17.1%        17.6%

                                 PROJECT WONTON
                                                                  C-CORP. MODEL


UMBERTO INCOME STATEMENT
------------------------
($ in millions)                                                             FISCAL YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------------------------------------------------------
                                                                                 PROJECTED
                                       ---------------------------------------------------------------------------------------------
                                            1998                1999             2000              2001              2002
                                       --------------      -------------     -------------    -------------     -------------------

REVENUES                                    $5.4              $19.7            $42.9             $74.3             $114.1
Cost of Goods Sold                           1.5                5.1             11.2              19.3               29.7
                                             ---                ---             ----              ----               ----

GROSS PROFIT                                 3.9               14.5             31.8              55.0               84.4
Gross Profit Margin                        72.4%               74.0%            74.0%             74.0%              74.0%

Payroll & Other Employee Benefits            1.8                6.6             14.5              25.3               39.0
Rent Expense                                 0.3                1.1              2.1               3.4                5.1
Other Operating Expenses                     0.5                1.8              3.9               6.5                9.8
General & Administrative                     0.3                1.0              2.3               3.9                6.0
                                             ---                ---              ---               ---                ---

Other Income (incl. startup costs)          (0.5)              (0.8)            (1.0)             (1.3)              (1.5)

EBITDA                                       0.4                3.3              8.0              14.5               23.0
EBITDA Margin                               7.5%               16.7%            18.7%             19.6%              20.1%

Depreciation                                 0.1                0.6              1.3               2.2                3.3
                                             ---                ---              ---               ---                ---

EBITA                                        0.3                2.7              6.7              12.3               19.7
EBITA Margin                                4.8%               13.8%            15.7%             16.6%              17.2%

Income Taxes @ 38%                           0.1                1.0              2.5               4.7                7.5

Net Income                                   0.2                1.7              4.2               7.7               12.2
Net Income Margin                           2.9%                8.5%             9.7%             10.3%              10.7%

                                 PROJECT WONTON
                                                                   C-CORP. MODEL


CONSOLIDATED INCOME STATEMENT
-----------------------------                                                                    FISCAL YEAR ENDED DECEMBER 31,
($ IN MILLIONS)
                                                                                               -------------------------------------
                                    ACTUAL FISCAL YEAR ENDED DECEMBER 31,  FULL YEAR PRO FORMA                 PROJECTED
                                    ------------------------------------  -------------------  -------------------------------------
                                       1993   1994      1995     1996      1997A   1998E       1999     2000      2001      2002
                                      -----  -----   ---------  ------    ------  --------     ----     ----      -----     ----

REVENUES                              $264.0 $294.0    $316.1   325.7     $344.4  $365.7     $405.7   $460.4    $525.5    $600.0
Cost of Goods Sold                      55.4   61.9      67.4    68.7       69.2    73.1       81.7     93.8     108.5     125.6
                                      ------ ------  ---------  ------   ------- --------    -------  -------   -------  --------

GROSS PROFIT                           208.5  232.2     248.7   257.0      275.1   292.6      324.0    366.6     417.0     474.4
Payroll & Other Employee Benefits       64.7   70.8      78.3    78.3       84.6    91.5      102.5    118.1     137.0     159.2
Rent Expense                            39.1   44.0      49.1    49.6       54.5    57.9       62.6     68.5      75.1      82.2
Other Operating Expenses                29.2   32.4      35.3    36.0       38.7    41.5       45.7     51.1      57.5      64.6
General & Administrative                12.9   13.3      16.1    14.9       17.7    19.4       21.5     24.4      27.9      31.8
                                      ------ ------- --------   -----    ------- -------     ------   ------    ------   -------

Other Income (incl. startup costs)       1.2    1.4       1.4     1.2        1.7     3.0        2.8      2.5       2.3       2.0

EBITDA                                  64.0   73.0      71.3    79.5       81.2    85.2       94.4    106.9     121.7     138.6
Depreciation                            18.6   21.7      23.6    22.9       23.9    26.8       28.0     30.1      32.1      33.4
                                      ------ -------- --------  ------   ------- --------    -------  -------   -------  --------

EBITA                                   45.4   51.3      47.6    56.6       57.3    58.5       66.4     76.9      89.6     105.2
Amortization of Goodwill                 0.0    0.0       0.0     0.0        0.0     0.0        0.0      0.0       0.0       0.0
                                      ------ --------- -------  ------   ------- --------    -------  -------   -------  --------

EBIT                                    45.4   51.3      47.6    56.6       57.3    58.5       66.4     76.9      89.6     105.2
Interest Income (5.50%)                                                      0.0     0.0        0.7      2.3       4.5       7.2

Interest Expense:
  Revolving Credit Facility                                                  0.0     0.0        0.0      0.0       0.0       0.0
  Senior Unsecured Notes                                                    33.2    33.2       33.2     33.2      33.2      33.2
  Other Long Term Debt                                                       0.0     0.0        0.0      0.0       0.0       0.0
  Amortization of Deferred Debt Exp.                                         1.0     1.0        1.0      1.0       1.0       1.0
                                                                             ---     ---        ---      ---       ---       ---
Total Interest Expense                                                      34.2    34.2       34.2     34.2      34.2      34.2
                                                                         ------- -------     ------   ------    ------   -------
PRETAX INCOME                                                               23.1    24.3       32.9     45.1      60.0      78.3
Income Taxes @ 38%                                                           8.8     9.2       12.5     17.1      22.8      29.8
Minority Interest @ 20%                                                      0.0     0.0        0.3      0.8       1.5       2.4
NET INCOME TO COMMON                                                       $14.3   $15.0      $20.1    $27.1     $35.6     $46.1
                                                                         ======= =======     ======   ======    ======   =======
FULLY DILUTED EARNINGS PER SHARE                                           $0.69   $2.22      $2.96    $4.00     $5.25     $6.80
                                                                         ======= =======     ======   ======    ======   =======
POSSIBLE FUTURE STOCK PRICE @ 13.7X(1)                                            $30.36     $40.57   $54.76    $72.01    $93.17
                                                                                 =======     ======   ======    ======   =======
PRESENT VALUE OF POSSIBLE FUTURE
                STOCK PRICE @ 17%                                                 $28.25     $32.27   $37.22    $41.84    $46.27
                                                                                 =======    =======   ======    ======   =======

FOOTNOTES
(1) Based on 1998 First Call estimate of $1.97 and stock price of $27.00.

                                 PROJECT WONTON
                                                                  C-CORP. MODEL


CONSOLIDATED CASH FLOW STATEMENT
--------------------------------
($ IN MILLIONS)                                                                   PROJECTED FISCAL YEAR ENDED DECEMBER 31,
                                                                             ---------------------------------------------------
                                                                               1999           2000         2001          2002
                                                                             --------       --------     --------     ----------

CASH FLOW FROM OPERATIONS
      NET INCOME TO COMMON                                                      $20.1          $27.1        $35.6          $46.1
      DEPRECIATION                                                               28.0           30.1         32.1           33.4
      AMORTIZATION OF GOODWILL AND DEFERRED FINANCING FEES                        1.0            1.0          1.0            1.0
      DEFERRED INCOME TAXES                                                       0.0            0.0          0.0            0.0
      MINORITY INTEREST                                                           0.3            0.8          1.5            2.4
      CHANGE IN NET WORKING CAPITAL                                               4.2            6.0          7.3            8.5
                                                                             --------       --------     --------     ----------

           TOTAL CASH FLOW FROM OPERATIONS                                      $53.7          $65.0        $77.5          $91.4

CASH FLOW FROM INVESTING ACTIVITIES
      CAPITAL EXPENDITURES (NEW SBARRO STORES)                                 ($16.5)        ($18.5)      ($18.5)        ($18.5)
      CAPITAL EXPENDITURES (MAINTENANCE OF EXISTING SBARRO STORES)               (5.2)          (5.2)        (5.8)          (6.4)
      CAPITAL EXPENDITURES (UMBERTO)                                             (6.8)          (9.0)       (11.3)         (13.5)
      CONTRIBUTION TO CAPITAL BY MINORITY INTEREST                                1.4            1.8          2.3            2.7
      COST TO COMPLETE BUILDING                                                   0.0            0.0          0.0            0.0
                                                                             --------       --------     --------     ----------

           TOTAL CASH FLOW FROM INVESTING ACTIVITIES                           ($27.1)        ($30.9)      ($33.3)        ($35.7)

CASH FLOW FROM FINANCING ACTIVITIES
      BORROWINGS/(REPAYMENT) OF OTHER LONG TERM DEBT                              0.0            0.0          0.0            0.0
                                                                             --------       --------     --------     ----------

           TOTAL CASH FLOW FROM FINANCING ACTIVITIES                             $0.0           $0.0         $0.0           $0.0
                                                                             --------       --------     --------     ----------

INCREASE IN CASH BEFORE SWEEP                                                   $26.6          $34.1        $44.2          $55.7
                                                                             ========       ========     ========     ==========

      BORROWINGS/(REPAYMENT) OF SENIOR BANK DEBT: REVOLVING CREDIT FACILITY       0.0            0.0          0.0            0.0
      BORROWINGS/(REPAYMENT) OF SENIOR UNSECURED NOTES                            0.0            0.0          0.0            0.0

NET INCREASE IN CASH (INCLUDES MARKETABLE SECURITIES)                           $26.6          $34.1        $44.2          $55.7
      BEGINNING BALANCE OF CASH                                                   6.0           32.6         66.7          110.9
                                                                             --------       --------     --------     ----------

      ENDING BALANCE OF CASH                                                    $32.6          $66.7       $110.9         $166.6
                                                                             ========       ========     ========     ==========

      MINIMUM CASH BALANCE                                                        7.0            7.0          7.0            7.0

                                 PROJECT WONTON
                                                                   C-CORP. MODEL


CONSOLIDATED BALANCE SHEET
--------------------------
($ IN MILLIONS)                                                                             FISCAL YEAR ENDED DECEMBER 31,
                                                                                    ---------------------------------------------
                                                            ACTUAL       ESTIMATED                   PROJECTED
                                                                                    ---------------------------------------------
                                                             1997           1998       1999        2000       2001         2002
                                                            ----------   ---------  ----------- ---------  -----------   --------

ASSETS
------

CURRENT ASSETS
    Cash & Cash Equivalents (incl. Marketable Securities)       $127.3       $6.0     $32.6       $66.7     $110.9         $166.6
    Accounts Receivable                                            2.4        2.5       2.8         3.2        3.6            4.1
    Inventory                                                      3.0        3.1       3.5         4.0        4.6            5.4
    Prepaid Expenses                                               1.8        1.9       2.1         2.4        2.7            3.1
    Other Current Assets                                           0.0        0.0       0.0         0.0        0.0            0.0
                                                            ----------   --------  --------    --------  ---------      ---------
         Total Current Assets                                    134.4       13.5      41.0        76.2      121.9          179.2

GROSS PROPERTY, PLANT & EQUIPMENT                                287.0      313.1     341.5       374.2      409.8          448.2
    Less Accumulated Depreciation                                150.2      177.0     205.0       235.0      267.1          300.5
                                                            ----------   --------  --------    --------  ---------      ---------
NET PROPERTY, PLANT & EQUIPMENT                                  136.8      136.1     136.5       139.2      142.7          147.7

GOODWILL                                                           0.0        0.0       0.0         0.0        0.0            0.0
DEFERRED FINANCING FEES                                            0.0       10.2       9.2         8.2        7.1            6.1
DEFERRED CHARGES                                                   1.6        1.6       1.6         1.6        1.6            1.6
OTHER ASSETS                                                       5.8        5.8       5.8         5.8        5.8            5.8
                                                            ----------   --------  --------    --------  ---------      ---------
TOTAL ASSETS                                                    $278.6     $167.3    $194.1      $231.0     $279.1         $340.5
                                                            ==========   ========  ========    ========  =========      =========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES
    Accounts Payable                                             $10.1      $10.7     $11.9       $13.7      $15.8          $18.3
    Accrued Liabilities                                           26.0       27.5      30.7        35.3       40.8           47.2
    Dividends Payable                                              5.5        0.0       0.0         0.0        0.0            0.0
    Other Current Liabilities                                      4.8        5.0       5.6         6.5        7.5            8.7
                                                            ----------   --------  --------    --------  ---------      ---------
         Total Current Liabilities                                46.4       43.2      48.3        55.4       64.1           74.2
LONG-TERM DEBT
    Senior Bank Debt:
         Revolving Credit Facility                                 0.0        0.0       0.0         0.0        0.0            0.0
    Senior Unsecured Notes                                         0.0      340.0     340.0       340.0      340.0          340.0
    Other Long Term Debt                                           0.0        0.0       0.0         0.0        0.0            0.0
                                                            ----------   --------  --------    --------  ---------      ---------
         Total Long Term Debt                                      0.0      340.0     340.0       340.0      340.0          340.0

DEFERRED TAXES                                                    11.8       11.8      11.8        11.8       11.8           11.8
OTHER LIABILITIES                                                  0.0        0.0       0.0         0.0        0.0            0.0
MINORITY INTEREST                                                  0.0        0.4       2.1         4.7        8.5           13.6
STOCKHOLDERS' EQUITY
    Common Equity                                                220.4     (228.1)   (208.0)     (180.9)    (145.2)         (99.1)
                                                            ----------   --------  --------    --------  ---------      ---------
         Total Stockholders' Equity                              220.4     (228.1)   (208.0)     (180.9)    (145.2)         (99.1)
TOTAL LIABILITIES AND EQUITY                                    $278.6     $167.3    $194.1      $231.0     $279.1         $340.5
                                                            ==========   ========  ========    ========  =========      =========


                                 PROJECT WONTON




                     APPENDIX H



                     ILLUSTRATIVE FINANCIAL INVESTOR SPONSORED
                     LEVERAGED RECAPITALIZATION MODEL










BEAR STEARNS

                                 PROJECT WONTON
                                                                   C-CORP. MODEL

                    $661 MILLION RECAPITALIZATION TRANSACTION

ASSUMPTIONS     PURCHASE OF APPROX. $661 MILLION IN EQUITY (18.873 MILLION
                SHARES PLUS OPTIONS)
                          TENDER PRICE OF $35.00 PER SHARE.

SOURCES AND USES OF FUNDS                              PRO FORMA CAPITALIZATION
($ IN MILLIONS)                                        ($ IN MILLIONS)
                                                                                          PRO FORMA (2)
SOURCES OF FUNDS                                                                           ESTIMATED     % OF TOTAL    INTEREST
----------------                                                                            12/31/98   CAPITALIZATION    RATE
                                                                                          ------------ --------------  --------
Excess Cash on Balance Sheet (1)          $122.6       Cash & Cash Equivalents
                                                        (incl. Marketable Securities)                $8.4            --     5.50%(3)
Senior Bank Debt:                                      Senior Bank Debt:
           Senior Credit Facility           80.0                  Senior Credit Facility             80.0         68.8%     8.19%
Senior Unsecured Notes                     350.0
                                     -----------
           Total New Long Term Debt        430.0       Senior Unsecured Notes                       350.0        300.8%    10.75%
                                                       Other Long Term Debt                           0.0          0.0%     9.00%
New Common Equity                          125.0
           TOTAL SOURCES OF FUNDS         $677.6                  TOTAL LONG TERM DEBT              430.0        369.5%
                                     ===========                                                 --------  ------------
                                                       Common Equity                               (313.6)      -269.5%
                                                                                                 --------- ------------
                                                                  TOTAL SHAREHOLDERS' EQUITY       (313.6)      -269.5%
                                                                                                 --------- ------------
                                                       TOTAL CAPITALIZATION                        $116.4        100.0%
                                                                                                 ========= ============
USES OF FUNDS                                          GOODWILL                                      $0.0
                                                       -----------------------------------------------------------------------------
                                                       ACQUISITION PRICE - $35.00 PER SHARE
Number of Diluted Shares Outstanding    20.970         ($ in millions)
Number of Shares to be Repurchased      18.873  90.0%
PURCHASE PRICE PER SHARE                $35.00         Implied Equity Value:                       $752.3
                                     ---------
                                                       Implied Enterprise Value: (4)               $621.3
Purchase Price of Equity                  $660.6       Goodwill:                                     $0.0
Repayment of Existing Debt                   0.0       Period (Years):                               30
                                     -----------                                           ---------     ---------    ---------
Total Purchase Price                      $660.6                                           FYE 1997A     FYE 1998P    FYE 1999P
Financing Costs                            $12.2       Multiple of:                        ---------     ---------    ---------
Non-Financing Costs                          4.8                            Revenues        1.80x          1.70x        1.53x
                                     -----------
                                                                            EBITDA          7.65x          7.29x        6.58x
           TOTAL USES OF FUNDS            $677.6                            EBITA          10.85x         10.63x        9.35x
                                     ===========


Footnotes
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes $7.5 million of marketable securities.
(2) Reflects proposed recapitalization. Assumes transaction closes on 12/31/98.
(3) Interest is earned on cash balance above $7 million.
(4) Reflects estimated 12/31/98 balance sheet.

                                 PROJECT WONTON
                                                                   C-CORP. MODEL


OPERATING COMPANY COVERAGE RATIOS

                                                                                FISCAL YEAR ENDED DECEMBER 31,
                                                                    ACTUAL     -----------------------------------
                                                                      1997     1998     1999   2000    2001   2002
                                                                     -----     ----     ----   ----    ----   ----

EBITDA/TOTAL INTEREST EXPENSE                                         1.79x    1.88x    2.12x  2.52x   3.03x  3.57x
EBITDAR/TOTAL INTEREST EXPENSE PLUS RENT EXPENSE                      1.36x    1.39x    1.47x  1.58x   1.71x  1.82x
EBITDAR - CAPEX/TOTAL INTEREST EXPENSE PLUS RENT EXPENSE               1.07     1.13     1.20   1.29    1.40   1.51
EBITDA - CAPEX/TOTAL INTEREST EXPENSE                                 1.16x    1.30x    1.48x  1.75x   2.15x  2.58x
EBITDA - CAPEX/TOTAL INTEREST EXP. + REQ. AMORT. OF DEBT              1.16x    1.30x    1.48x  1.75x   2.15x  2.58x
EBITDAR - CAPEX/TOTAL INTEREST EXP. + REQ. AMORT. OF DEBT + RENT                1.13     1.20   1.29    1.40   1.51
                                                                       1.07                                    1.57
TOTAL DEBT + CAPITALIZED LEASES (1) /EBITDAR                          5.98x    5.84x    5.39x  4.90x   4.45x  4.19x
TOTAL DEBT/EBITDA                                                     5.29x    5.05x    4.33x  3.56x   2.88x  2.52x
NET DEBT/EBITDA                                                       5.19x    4.95x    4.25x  3.50x   2.76x  2.07x
BANK DEBT/EBITDA                                                      0.99x    0.94x    0.62x  0.29x   0.00x  0.00x
---------------------------------------------------------------------------  -------  ------- ------ ------- ------

SUMMARY OF OPERATIONS

($ IN MILLIONS)                                              FISCAL YEAR ENDED DECEMBER 31,
                                 ACTUAL    ACTUAL
                                PF 1996   PF 1997     1998      1999       2000      2001      2002
                                -------   -------     ----      ----       ----      ----      ----
Revenues                         $325.7    $344.4     $365.7    $405.7     $460.4    $525.5  $600.0
EBITDA                             79.5      81.2       85.2      94.4      106.9     121.7   138.6
Rent Expense                       49.6      54.5       57.9      62.6       68.5      75.1    82.2
Bank Interest Expense               6.6       6.6        6.6       5.7        3.7       1.3     0.0
Total Interest Expense             45.4      45.4       45.4     44. 5       42.5      40.1    38.8
Interest Income                     0.0       0.0        0.0       0.0        0.0       0.2     1.8
Capital Expenditures               25.9      28.6       26.1      28.4       32.7      35.6    38.4
Capitalized Leases(1)             346.9     381.3      405.5     438.4      479.8     526.0   575.2
Total Debt                        430.0     430.0      430.0     408.6      380.9     350.0   350.0

----------------------------------------------------------------------------------------------------


SUMMARY OF HYPOTHETICAL EQUITY RETURNS                                       EXIT YEAR
                                                                ---------   ----------  ---------
                       ASSUMED EXIT MULTIPLE OF TRAILING EBITDA   2000         2001       2002
                                                                ---------   ----------  ---------

                                         6.0x                       15.1%      24.8%       28.0%
                                         6.5x                       26.3%      31.1%       31.9%
                                         7.0x                       36.6%      36.8%       35.6%
                                         7.5x                       46.1%      42.0%       39.0%
                                         8.0x                       55.0%      46.9%       42.1%
----------------------------------------------------------------- ---------   --------  ---------

FOOTNOTES
(1) Leases capitalized at 7.0x Rent Expense for the relevant period.

                                 PROJECT WONTON
                                                                   C-CORP. MODEL

PRO FORMA BALANCE SHEET ADJUSTMENTS
-----------------------------------                 ACTUAL       ESTIMATED    TRANSACTION     PRO FORMA
($ in millions)                                    12/31/97      12/31/98     ADJUSTMENTS      12/31/98
                                                   --------      ---------    -----------     ---------
ASSETS
------
Current Assets
     Cash & Cash Equivalent
      (incl. Long-term Marketable Securities)       $127.3        $131.0       ($122.6)          $8.4
     Accounts Receivable                               2.4           2.5                          2.5
     Inventory                                         3.0           3.1                          3.1
     Prepaid Expenses                                  1.8           1.9                          1.9
     Other Current Assets                              0.0           0.0                          0.0
                                                   --------      ---------                    --------
           Total Current Assets                      134.4         138.5                         15.9

Gross Property, Plant & Equipment                    287.0         313.1                        313.1
     Less Accumulated Depreciation                   150.2         177.0                        177.0
                                                  --------      ---------                    ---------
Net Property, Plant & Equipment                      136.8         136.1                        136.1

Goodwill                                               0.0           0.0           0.0            0.0
Deferred Financing Fees                                0.0           0.0          12.2           12.2
Deferred Charges                                       1.6           1.6                          1.6
Other Assets                                           5.8           5.8                          5.8
TOTAL ASSETS                                        $278.6        $282.1                       $171.7
                                                  ========      ========                     =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
     Accounts Payable                                $10.1         $10.7                        $10.7
     Accrued Liabilities                              26.0          27.5                         27.5
     Dividends Payable                                 5.5           0.0                          0.0
     Other Current Liabilities                         4.8           5.0                          5.0
                                                  --------      ---------                    ---------
           Total Current Liabilities                  46.4          43.2                         43.2

Long-Term Debt

     Senior Bank Debt:
           Senior Credit Facility                      0.0           0.0          80.0           80.0
     Senior Unsecured Notes                            0.0           0.0         350.0          350.0
     Other Long Term Debt                              0.0           0.0                          0.0
                                                  --------      ---------                    ---------
           Total Long Term Debt                        0.0           0.0                        430.0

Deferred Taxes                                        11.8          11.8                         11.8
Other Liabilities                                      0.0           0.0                          0.0
Minority Interest                                      0.0           0.4                          0.4
Stockholders' Equity
     Common Equity                                   220.4         226.7        (540.4)        (313.6)
                                                  --------      ---------                    ---------
           Total Stockholders' Equity                220.4         226.7                       (313.6)
TOTAL LIABILITIES AND EQUITY                        $278.6        $282.1                       $171.7
                                                  ========      ========                     =========




                                 PROJECT WONTON
                                                                   C-CORP. MODEL

PROJECTED CAPITALIZATION
------------------------
($ in millions)                                                                 FISCAL YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                                                         PROJECTED
                                                          ---------------------------------------------------------------------
                                                          1998            1999        2000           2001                2002
                                                          ----            ----        ----           ----                ----

Cash & Cash Equivalents (incl. Marketable Securities)      $8.4            $7.0        $7.0          $14.1               $63.7
                                                        =========   ============   =========    =============     ============

Senior Bank Debt:
     Senior Credit Facility                                80.0            58.6        30.9            0.0                 0.0
Senior Unsecured Notes                                    350.0           350.0       350.0          350.0               350.0
Other Long Term Debt                                        0.0             0.0         0.0            0.0                 0.0
                                                        ---------   ------------   ---------    ----------------  ------------

     TOTAL LONG TERM DEBT                                 430.0           408.6       380.9          350.0               350.0

STOCKHOLDERS' EQUITY
Common Equity                                            (313.6)         (300.4)     (279.9)        (250.6)             (210.8)
                                                        ---------   ------------   ---------     -------------    ------------
     TOTAL STOCKHOLDERS EQUITY                           (313.6)         (300.4)     (279.9)        (250.6)             (210.8)
                                                        ---------   ------------   ---------     -------------    ------------

TOTAL CAPITALIZATION                                     $116.4          $108.2      $101.0          $99.4              $139.2
                                                        =========   ============   =========     =============    ============

Cash & Cash Equivalents (incl. Marketable Securities)       7.2%            6.5%        6.9%          14.2%              45.8%

Long Term Debt:
Senior Bank Debt:
     Senior Credit Facility                               68.8%           54.1%        30.6%           0.0%               0.0%
Senior Unsecured Notes                                   300.8%          323.4%       346.4%         352.1%             251.4%
Other Long Term Debt                                       0.0%            0.0%         0.0%           0.0%               0.0%
                                                        ---------   ------------   ---------     -------------    ------------

     TOTAL LONG TERM DEBT                                369.5%          377.5%       377.0%         352.1%             251.4%

STOCKHOLDERS' EQUITY
Common Equity                                           -269.5%         -277.5%      -277.0%        -252.1%            -151.4%
                                                        ---------   ------------   ---------     -------------    ------------
     TOTAL STOCKHOLDERS' EQUITY                         -269.5%         -277.5%      -277.0%        -252.1%            -151.4%
                                                        ---------   ------------   ---------     -------------    ------------
TOTAL CAPITALIZATION                                     100.0%          100.0%       100.0%         100.0%             100.0%
                                                        =========   ============   ==========    =============    ============


                                 PROJECT WONTON
                                                                   C-CORP. MODEL

SBARRO INCOME STATEMENT ASSUMPTIONS
-----------------------------------

                                     ACTUAL FISCAL YEAR ENDED DECEMBER 31,                  FISCAL YEAR ENDED DECEMBER 31,
                                     ------------------------------------   ------------------------------------------------------
                                                                             ACTUAL                              PROJECTED
                                                                                     ---------------------------------------------
                                      1993     1994     1995      1996        1997     1998      1999      2000     2001     2002
                                     -------  -------  -------   -------    ------   ------  --------  -------- --------   -------

Revenue Growth Rate                       --   11.39%    7.49%     3.04%    5.74%    6.20%    10.92%    13.50%   14.13%    14.17%
Gross Profit Growth Rate                  --   11.33%    7.13%     3.34%    7.05%    6.35%    10.72%    13.17%   13.74%    13.77%
EBITDA Growth Rate                        --   14.09%   -2.36%    11.49%    2.20%    4.94%    10.79%    13.27%   13.80%    13.89%
EBITA Growth Rate                         --   13.09%   -7.17%    18.70%    1.30%    2.05%    13.62%    15.76%   16.57%    17.42%
EBIT Growth Rate                          --   13.09%   -7.17%    18.70%       na    2.05%    13.62%    15.76%   16.57%    17.42%

Gross Margin (1)                      78.61%   78.59%   78.27%    78.50%   79.43%   79.72%    79.72%    79.72%   79.72%    79.72%
Payroll & Other Employee Benefits(1)  24.94%   24.54%   25.26%    24.51%   25.14%   25.40%    25.40%    25.40%   25.40%    25.40%
Rent Expense (1)                      15.07%   15.24%   15.82%    15.52%   16.18%   16.30%    16.30%    16.30%   16.30%    16.30%
Occupancy and Other Expenses(1)       11.25%   11.20%   11.38%    11.27%   11.51%   11.60%    11.60%    11.60%   11.60%    11.60%
General & Administrative               4.98%    4.61%    5.19%     4.68%    5.15%    5.30%     5.30%     5.30%    5.30%     5.30%
                                     -------  -------  -------   -------   ------   ------  --------  -------- --------  --------

Other Income (incl. startup costs)     0.47%    0.46%    0.43%     0.36%    0.48%    0.82%     0.68%     0.54%    0.43%     0.33%

EBITDA MARGIN                         24.24%   24.82%   22.55%    24.40%   23.58%   23.30%    23.27%    23.23%   23.16%    23.10%
Depreciation & Amortization            7.05%    7.37%    7.48%     7.03%    6.95%    7.32%     6.90%     6.53%    6.10%     5.56%
                                     -------  -------  -------   -------   ------   ------  --------  -------- --------  --------

EBITA                                 17.19%   17.45%   15.07%    17.36%   16.64%   15.99%    16.37%    16.70%   17.06%    17.54%
Amortization of Goodwill               0.00%    0.00%    0.00%     0.00%    0.00%    0.00%     0.00%     0.00%    0.00%     0.00%
                                     -------  -------  -------   -------   ------   ------  --------  -------- --------  --------

EBIT MARGIN                           17.19%   17.45%   15.07%    17.36%   16.64%   15.99%    16.37%    16.70%   17.06%    17.54%


WORKING CAPITAL ASSUMPTIONS
---------------------------
                                                                                         FISCAL YEAR ENDED DECEMBER 31,
                                                                           -------------------------------------------------------
                                                             ACTUAL         ACTUAL                  PROJECTED(2)
                                                       ------------------           -------------------------------------------
                                                         1995       1996    1997(2)  1998      1999     2000      2001     2002
                                                       --------- --------   ------- -------  ------    ------    -----    ------
Days Receivable of Sales                                  3.0        2.1     2.5      2.5       2.5       2.5     2.5       2.5
Days Inventory of Cost of Goods Sold                     15.0       15.1    15.6     15.6      15.6      15.6    15.6      15.6
Days Prepaid Expenses of Sales                            2.0        1.6     1.9      1.9       1.9       1.9     1.9       1.9
Other Current Assets as a % of Sales                      0.0        0.0     0.0      0.0       0.0       0.0     0.0       0.0
Days Payable of Cost of Goods Sold                       40.1       38.1    53.2     53.2      53.2      53.2    53.2      53.2
Days Accrued Liabilities of Cost of Goods Sold          146.3      120.5   137.2    137.2     137.2     137.2   137.2     137.2
Days Other Current Liabilities of Cost of Goods Sold     46.5       53.0    25.2     25.2      25.2      25.2    25.2      25.2

Footnotes
---------------
(1) As a percentage of Company-owned restaurant revenue.
(2) Years 1998-2002 assume same working capital ratios as pro forma year end
    1997.

                                 PROJECT WONTON
                                                                  C-CORP. MODEL

SBARRO REVENUE DERIVATION
($ in millions)

                                                                                              FISCAL YEAR ENDED DECEMBER 31,
                                                                                 ---------------------------------------------------
                                          ACTUAL FISCAL YEAR ENDED DECEMBER 31,                      PROJECTED
                                          -------------------------------------  ACTUAL  -------------------------------------------
                                          1993       1994     1995      1996     1997    1998    1999      2000      2001      2002
                                          ----       ----     ----      ----     ----    ----    ----      ----      ----      ----
NUMBER OF COMPANY-OWNED RESTAURANTS
    Beginning Balance                      456       515       567      571       597     623     651       691      736       781
    Restaurants Opened                      59        53        44       29        30      35      40        45       45        45
    Acquired (Sold) Franchisees              7        12         0        1         4       1       0         0        0         0
    Restaurants Closed                       7         3        40        4         8       8       0         0        0         0
                                        ------    ------    ------   ------    ------  ------  ------    ------   ------    ------
    Ending Balance                         515       567       571      597       623     651     691       736      781       826
NUMBER OF FRANCHISED RESTAURANTS
    Beginning Balance                      131       134       162      200       219     239     274       324      384       444
    Restaurants Opened                      24        38        40       36        47      40      50        60       60        60
    Purchased (Sold) Company               (7)       (2)         0      (1)        (4)     (1)      0         0        0         0
    Restaurants Closed                      14         8         2       16        23       4       0         0        0         0
                                        ------    ------    ------   ------    ------  ------  ------    ------   ------    ------
    Ending Balance                         134       162       200      219       239     274     324       384      444       504
TOTAL NUMBER OF RESTAURANTS
    Beginning Balance                      587       649       729      771       816     862     925     1,015    1,120     1,225
    Restaurants Opened                      83        91        84       65        77      75      90       105      105       105
    Restaurants Closed                      21        11        42       20        31      12       0         0        0         0
                                        ------    ------    ------   ------    ------  ------  ------    ------   ------    ------
    Ending Balance                         649       729       771      816       862     925   1,015     1,120    1,225     1,330
                                        ======    ======    ======   ======    ======  ======  ======    ======   ======    ======

SAME STORE SALES GROWTH                      -    -0.04%     2.12%    0.31%     0.93%   0.50%   1.50%     1.50%    1.50%     1.50%
AVERAGE SALES PER RESTAURANT            $0.534    $0.534    $0.545   $0.547    $0.552  $0.555  $0.563    $0.571   $0.580    $0.589

TOTAL SYSTEMWIDE SALES
    Company-Owned                       $259.2    $288.8    $310.2   $319.3    $336.6  $353.3  $377.7    $407.7   $439.9    $473.0
    Franchised                            70.8      79.0      98.7    118.3     123.1   142.3   168.3     202.3    240.1     279.0
                                        ------    ------    ------   ------    ------  ------  ------    ------   ------    ------
    Total Systemwide Sales              $330.0    $367.8    $408.8   $437.6    $459.7  $495.5  $546.0    $609.9   $680.0    $752.0
TOTAL REVENUE FROM FRANCHISEES
    FRANCHISE ROYALTY FEE (NEW STORES)                                  4.0%      4.0%    4.0%    4.0%      4.0%     4.0%      4.0%
    FRANCHISE ROYALTY FEE (EXISTING)      5.5%       4.9%      4.9%     4.5%      5.7%    4.8%    4.8%      4.8%     4.8%      4.8%
    INITIAL FRANCHISE FEE PER STORE     $0.035      $0.035    $0.035   $0.033    $0.032  $0.020  $0.020    $0.020   $0.020    $0.020
    Total Initial Franchise Fee           $0.8      $1.3      $1.4     $1.2      $1.5    $0.8    $1.0      $1.2     $1.2      $1.2
    Total Franchise Royalty Fee            3.9       3.9       4.9      5.2       6.2     6.3     7.3       8.6     10.2      11.7
                                        ------    ------    ------   ------    ------  ------  ------    ------   ------    ------
    Total Revenue From Franchisees        $4.8      $5.2      $5.9     $6.4      $7.8    $7.1    $8.3      $9.8    $11.4     $12.9
TOTAL REVENUE
    Company-Owned                       $259.2    $288.8    $310.2   $319.3    $336.6  $353.3  $377.7    $407.7   $439.9    $473.0
    Franchised                             4.8       5.2       5.9      6.4       7.8     7.1     8.3       9.8     11.4      12.9
                                        ------    ------    ------   ------    ------  ------  ------    ------   ------    ------
    Total Revenue                       $264.0    $294.0    $316.1   $325.7    $344.4  $360.4  $386.0    $417.5   $451.2    $485.9
                                        ======    ======    ======   ======    ======  ======  ======    ======   ======    ======
TOTAL CAPITAL EXPENDITURES
    CapEx per New Restaurant             $0.54      $0.60     $0.40    $0.40     $0.41   $0.41   $0.41     $0.41    $0.41     $0.41
    Restaurant CapExp                    $31.9     $32.1     $17.5    $11.5     $12.3   $14.4   $16.5     $18.5    $18.5     $18.5
    Other Capital Expenditures            $0.0      $0.0      $0.0     $7.0      $6.2    $4.0    $0.0      $0.0     $0.0      $0.0

                                 PROJECT WONTON
                                                                  C-CORP. MODEL


SBARRO INCOME STATEMENT
-----------------------
($ in millions)
                                                        FISCAL YEAR ENDED DECEMBER 31
                                         --------------------------------------------------------
                                                                  PROJECTED
                                         --------------------------------------------------------
                                           1998       1999         2000        2001         2002
                                           ----       ----         ----        ----         ----

REVENUES                                 $360.4      $386.0       $417.5      $451.2      $485.9
COST OF GOODS SOLD                         71.6        76.6         82.7        89.2        95.9
                                          -----      ------       ------      ------      ------

GROSS PROFIT                              288.7       309.4        334.8       362.0       390.0
GROSS PROFIT MARGIN                        80.1%       80.2%        80.2%       80.2%       80.3%

PAYROLL & OTHER EMPLOYEE BENEFITS          89.7        95.9        103.5       111.7       120.1
RENT EXPENSE                               57.6        61.6         66.4        71.7        77.1
OTHER OPERATING EXPENSES                   41.0        43.8         47.3        51.0        54.9
GENERAL & ADMINISTRATIVE                   19.1        20.5         22.1        23.9        25.8
                                          -----      ------       ------      ------      ------

OTHER INCOME                                3.5         3.5          3.5         3.5         3.5

EBITDA                                     84.8        91.1         98.9       107.2       115.6
EBITDA MARGIN                              23.5%       23.6%        23.7%       23.7%       23.8%

DEPRECIATION                               26.6        27.4         28.8        29.9        30.1
                                          -----      ------       ------      ------      ------

EBITA                                      58.2        63.7         70.2        77.3        85.6
EBITA MARGIN                               16.2%       16.5%        16.8%       17.1%       17.6%

                                 PROJECT WONTON
                                                                   C-CORP. MODEL

UMBERTO INCOME STATEMENT
------------------------
($ IN MILLIONS)                                    FISCAL YEAR ENDED DECEMBER 31,
                                    ------------------------------------------------------
                                                            PROJECT
                                    ------------------------------------------------------

                                        1998        1999       2000      2001     2002
                                        ----        ----       ----      ----     ----

REVENUES                                $5.4        $19.7      $42.9     $74.3    $114.1
COST OF GOODS SOLD                       1.5          5.1       11.2      19.3     29.7
                                     ----------    -------    -------   -------   ------

GROSS PROFIT                             3.9         14.5       31.8      55.0      84.4
GROSS PROFIT MARGIN                     72.4%        74.0%      74.0%     74.0%     74.0%

PAYROLL & OTHER EMPLOYEE BENEFITS        1.8          6.6       14.5      25.3      39.0
RENT EXPENSE                             0.3          1.1        2.1       3.4       5.1
OTHER OPERATING EXPENSES                 0.5          1.8        3.9       6.5       9.8
GENERAL & ADMINISTRATIVE                 0.3          1.0        2.3       3.9       6.0
                                     ----------    -------    --------  -------   ------

OTHER INCOME (INCL. STARTUP COSTS)      (0.5)        (0.8)      (1.0)     (1.3)     (1.5)

EBITDA                                   0.4          3.3        8.0      14.5      23.0
EBITDA MARGIN                            7.5%        16.7%      18.7%     19.6%     20.1%

DEPRECIATION                             0.1          0.6        1.3       2.2       3.3
                                     ----------    -------   ---------  -------   ------

EBITA                                    0.3          2.7       6.7       12.3      19.7
EBITA MARGIN                             4.8%        13.8%     15.7%      16.6%     17.2%

INCOME TAXES @ 38%                       0.1          1.0       2.6        4.7       7.5

NET INCOME
NET INCOME MARGIN                        0.2          1.7       4.2        7.7      12.2
                                         2.9%         8.5%      9.7%      10.3%     10.7%


                                 PROJECT WONTON
                                                                   C-CORP. MODEL

CONSOLIDATED INCOME STATEMENT
-----------------------------
($ in millions)

                                                                                                    FISCAL YEAR ENDED DECEMBER 31,
                                                                                                 ---------------------------------
                                   ACTUAL FISCAL YEAR ENDED DECEMBER 31,   FULL YEAR PRO FORMA               PROJECTED
                                   -------------------------------------   -------------------   ---------------------------------
                                   1993     1994      1995      1996       1997A    1998E         1999     2000      2001    2002
                                   ----     ----      ----      ----       -----    -----         ----     ----      ----    ----

REVENUES                           $264.0    $294.0    $316.1    $325.7  $344.4   $365.7         $405.7  $460.4    $525.5  $600.0
Cost of Goods Sold                   55.4      61.9      67.4      68.7    69.2     73.1           81.7    93.8     108.5   125.6
                                   ------    ------    ------    ------  ------   ------         ------  ------    ------- ------

GROSS PROFIT                        208.5     232.2     248.7     257.0   275.1    292.6          324.0   366.6     417.0   474.4
PAYROLL & OTHER EMPLOYEE BENEFITS    64.7      70.8      78.3      78.3    84.6     91.5          102.5   118.1     137.0   159.2
RENT EXPENSE                         39.1      44.0      49.1      49.6    54.5     57.9           62.6    68.5      75.1    82.2
OTHER OPERATING EXPENSES             29.2      32.4      35.3      36.0    38.7     41.5           45.7    51.1      57.5    64.6
GENERAL & ADMINISTRATIVE             12.9      13.3      16.1      14.9    17.7     19.4           21.5    24.4      27.9    31.8
                                   ------    ------    ------    ------  ------   ------         ------  ------    ------- ------

OTHER INCOME (INCL. STARTUP COSTS)    1.2       1.4       1.4       1.2     1.7      3.0            2.8     2.5       2.3     2.0

EBITDA                               64.0      73.0      71.3      79.5    81.2     85.2           94.4   106.9     121.7   138.6
DEPRECIATION                         18.6      21.7      23.6      22.9    23.9     26.8           28.0    30.1      32.1    33.4
                                   ------    ------    ------    ------  ------   ------         ------  ------    ------- ------

EBITA                                45.4      51.3      47.6      56.6    57.3     58.5           66.4    76.9      89.6   105.2
AMORTIZATION OF GOODWILL              0.0       0.0       0.0       0.0     0.0      0.0            0.0     0.0       0.0     0.0
                                   ------    ------    ------    ------  ------   ------         ------  ------    ------- ------

EBIT                                 45.4      51.3      47.6      56.6    57.3     58.5           66.4    76.9      89.6   105.2
INTEREST INCOME (5.50%)                                                     0.0      0.0            0.0     0.0       0.2     1.8

INTEREST EXPENSE:
     SENIOR CREDIT FACILITY                                                 6.6      6.6            5.7     3.7       1.3     0.0
     SENIOR UNSECURED NOTES                                                37.6     37.6           37.6    37.6      37.6    37.6
     OTHER LONG TERM DEBT                                                   0.0      0.0            0.0     0.0       0.0     0.0
     AMORTIZATION OF DEFERRED DEBT EXP.                                     1.2      1.2            1.2     1.2       1.2     1.2
                                                                         ------   ------         ------  ------    ------- ------
TOTAL INTEREST EXPENSE                                                     45.4     45.4           44.5    42.5      40.1    38.8
                                                                         ------   ------         ------  ------    ------- ------
PRETAX INCOME                                                              11.9     13.1           21.9    34.4      49.7    68.2

INCOME TAXES @ 38%                                                          4.5      5.0            8.3    13.1      18.9    25.9
MINORITY INTEREST @20%                                                      0.0      0.0            0.3     0.8       1.5     2.4
NET INCOME TO COMMON                                                       $7.4     $8.1          $13.3   $20.5     $29.3    39.8
                                                                         =======   ======        =======  ======    ======  ======
FULLY DILUTED EARNINGS PER SHARE                                           $0.35    $1.42          $2.34   $3.61     $5.17   $7.02
                                                                         =======   ======        =======  ======    ======  ======
POSSIBLE FUTURE STOCK PRICE @              13.7X (1)                               $19.51         $32.08  $49.51    $70.82  $96.27
                                                                                   ======        =======  ======    ======  ======
PRESENT VALUE OF POSSIBLE FUTURE STOCK PRICE @ 18%                                 $18.08         $25.20  $32.96    $39.96  $46.03
                                                                                   ======        =======  ======    ======  ======

FOOTNOTES
-------------------
(1)   BASED ON 1998 FIRST CALL ESTIMATE OF $1.97 AND STOCK PRICE OF $27.00

                                 PROJECT WONTON
                                                                   C-CORP. MODEL

CONSOLIDATED CASH FLOW STATEMENT
--------------------------------
($ in millions)

                                                                                PROJECTED FISCAL YEAR ENDED DECEMBER 31,
                                                                         -----------------------------------------------------
CASH FLOW FROM OPERATIONS                                                 1999            2000            2001            2002
                                                                          ----            ----            ----            ----

   Net Income to Common                                                  $13.3           $20.5           $29.3           $39.8
   Depreciation                                                           28.0            30.1            32.1            33.4
   Amortization of Goodwill and Deferred Financing Fees                    1.2             1.2             1.2             1.2
   Deferred Income Taxes                                                   0.0             0.0             0.0             0.0
   Minority Interest                                                       0.3             0.8             1.5             2.4
   Change in Net Working Capital                                           4.2             6.0             7.3             8.5
                                                                       -------         -------          -------        -------
         TOTAL CASH FLOW FROM OPERATIONS                                 $47.0           $58.6           $71.4           $85.3


CASH FLOW FROM INVESTING ACTIVITIES
    Capital Expenditures (New Sharro Stores)                            ($16.5)         ($18.5)         ($18.5)         ($18.5)
    Capital Expenditures (Maintenance of Existing Sbarro Stores)          (5.2)           (5.2)           (5.8)           (6.4)
    Capital Expenditures (Umberto)                                        (6.8)           (9.0)          (11.3)          (13.5)
    Contribution to Capital by Minority Interest                           1.4             1.8             2.3             2.7
    Cost to Complete Building                                              0.0             0.0             0.0             0.0
                                                                       -------         -------          -------        -------

         TOTAL CASH FLOW FROM INVESTING ACTIVITIES                      ($27.1)         ($30.9)         ($33.3)         ($35.7)

CASH FLOW FROM FINANCING ACTIVITIES
    Borrowings/ (Repayment) of Other Long Term Debt                        0.0             0.0             0.0             0.0
                                                                       -------         -------          -------        -------
         TOTAL CASH FLOW FROM FINANCING ACTIVITIES                        $0.0            $0.0            $0.0            $0.0
                                                                       -------         -------          -------        -------
INCREASE IN CASH BEFORE SWEEP                                            $20.0           $27.7           $38.1           $49.6
                                                                       =======         =======          =======        =======

     Borrowings/ (Repayment) of Senior Bank Debt:
                    Revolving Credit Facility                            (21.4)          (27.7)          (30.9)            0.0
     Borrowings/ (Repayment) of Senior Unsecured Notes                     0.0             0.0             0.0             0.0

NET INCREASE IN CASH (INCLUDES MARKETABLE SECURUTIES)                    ($1.4)           $0.0            $7.1           $49.6
     Beginning Balance of Cash                                             8.4             7.0             7.0            14.1
                                                                       -------         -------          -------        -------
     Ending Balance of Cash                                               $7.0            $7.0           $14.1           $63.7
                                                                       =======         =======          =======        =======
     Minimum Cash Balance                                                  7.0             7.0             7.0             7.0

                                 PROJECT WONTON
                                                                   C-CORP. MODEL


CONSOLIDATED BALANCE SHEET                                                           FISCAL YEAR ENDED DECEMBER 31,
                                                                         --------------------------------------------------
($ in millions)                                                                              PROJECTED
                                                ACTUAL      ESTIMATED    --------------------------------------------------
                                                1997          1998        1999           2000           2001          2002
                                               ---------   -----------   --------     -------------  -----------  ---------

ASSETS
CURRENT ASSETS
      Cash & Cash Equivalents
           (incl. Marketable Securities)          $127.3          $8.4        $7.0         $7.0        $14.1         $63.7
      Accounts Receivable                            2.4           2.5         2.8          3.2          3.6           4.1
      Inventory                                      3.0           3.1         3.5          4.0          4.6           5.4
      Prepaid Expenses                               1.8           1.9         2.1          2.4          2.7           3.1
      Other Current Assets                           0.0           0.0         0.0          0.0          0.0           0.0
                                                --------   -----------     -------     --------     --------    ----------
           Total Current Assets                    134.4          15.9        15.4         16.6         25.1          76.3
GROSS PROPERTY, PLANT & EQUIPMENT                  287.0         313.1       341.5        374.2        409.8         448.2
      Less Accumulated Depreciation                150.2         177.0       205.0        235.0        267.1         300.5
                                                --------   -----------     -------     --------     --------    ----------
NET PROPERTY, PLANT & EQUIPMENT                    136.8         136.1       136.5        139.2        142.7         147.7
GOODWILL                                             0.0           0.0         0.0          0.0          0.0           0.0
DEFERRED FINANCING FEES                              0.0          12.2        11.0          9.8          8.6           7.3
DEFERRED CHARGES                                     1.6           1.6         1.6          1.6          1.6           1.6
OTHER ASSETS                                         5.8           5.8         5.8          5.8          5.8           5.8
                                                --------   -----------     -------     --------     --------    ----------
TOTAL ASSETS                                      $278.6        $171.7      $170.4       $173.0       $183.8        $238.8
                                                ========   ===========     =======     ========     ========    ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES
      Accounts Payable                             $10.1         $10.7       $11.9        $13.7        $15.8         $18.3
      Accrued Liabilities                           26.0          27.5        30.7         35.3         40.8          47.2
      Dividends Payable                              5.5           0.0         0.0          0.0          0.0           0.0
      Other Current Liabilities                      4.8           5.0         5.6          6.5          7.5           8.7
                                                --------   -----------     -------     --------     --------    ----------
           Total Current Liabilities                46.4          43.2        48.3         55.4         64.1          74.2
LONG-TERM DEBT
      Senior Bank Debt:
           Senior Credit Facility                    0.0          80.0        58.6         30.9          0.0           0.0
      Senior Unsecured Notes                         0.0         350.0       350.0        350.0        350.0         350.0
      Other Long Term Debt                           0.0           0.0         0.0          0.0          0.0           0.0
                                                --------   -----------     -------     --------     --------    ----------
           Total Long Term Debt                      0.0         430.0       408.6        380.9        350.0         350.0

DEFERRED TAXES                                      11.8          11.8        11.8         11.8         11.8          11.8
OTHER LIABILITIES                                    0.0           0.0         0.0          0.0          0.0           0.0
MINORITY INTEREST                                    0.0           0.4         2.1          4.7          8.5          13.6
STOCKHOLDERS' EQUITY
      Common Equity                                220.4        (313.6)     (300.4)      (279.9)      (250.6)       (210.8)
                                                --------   -----------     -------     --------     --------    ----------
           Total Stockholders' Equity              220.4        (313.6)     (300.4)      (279.9)      (250.6)       (210.8)

TOTAL LIABILITIES AND EQUITY                      $278.6        $171.7      $170.4       $173.0       $183.8        $238.8
                                                ========   ===========     =======     ========     ========    ==========



                                 PROJECT WONTON
                                                                   C-CORP. MODEL

EQUITY INTERNAL RATE OF RETURN
------------------------------


2 YEAR EXIT CASE
                               2000 EBITDA                   $    106.9

                      EBITDA Exit Multiple          6.0x           6.5x            7.0x           7.5x           8.0x
                                       TEV         641.7          695.1           748.6          802.1          855.6
                                Plus: Cash           7.0            7.0             7.0            7.0            7.0
                                Less: Debt         380.9          380.9           380.9          380.9          380.9
                   Less: Minority Interest           4.7            4.7             4.7            4.7            4.7
                                           -------------  -------------   -------------  -------------  -------------
                              Total Equity         263.0          316.5           370.0          423.4          476.9

                    63% of Equity                  165.7          199.4           233.1          266.8          300.5

                                                12/31/98       12/31/99        12/31/00                                    IRR
                                                                                                                          ----
                                      6.0x       (125.0)            0.0           165.7                                   15.1%
                                      6.5x       (125.0)            0.0           199.4                                   26.3%
                                      7.0x       (125.0)            0.0           233.1                                   36.6%
                                      7.5x       (125.0)            0.0           266.8                                   46.1%
                                      8.0x       (125.0)            0.0           300.5                                   55.0%
------------------------------------------ -------------  ------------- --------------- ---------------- ---------------------------


3 YEAR EXIT CASE
                               2001 EBITDA                   $    121.7

                      EBITDA Exit Multiple          6.0x           6.5x            7.0x           7.5x           8.0x
                                       TEV         730.2          791.1           851.9          912.8          973.6
                                Plus: Cash          14.1           14.1            14.1           14.1           14.1
                                Less: Debt         350.0          350.0           350.0          350.0          350.0
                   Less: Minority Interest           8.5            8.5             8.5            8.5            8.5
                                           -------------  -------------  -------------- --------------  -------------
                              Total Equity         385.8          446.7           507.6          568.4          629.3

                    63% of Equity                  243.1          281.4           319.8          358.1          396.5

                                                12/31/98       12/31/99        12/31/00       12/31/01                       IRR
                                                                                                                            ----
                                      6.0x       (125.0)            0.0             0.0          243.1                      24.8%
                                      6.5x       (125.0)            0.0             0.0          281.4                      31.1%
                                      7.0x       (125.0)            0.0             0.0          319.8                      36.8%
                                      7.5x       (125.0)            0.0             0.0          358.1                      42.0%
                                      8.0x       (125.0)            0.0             0.0          396.5                      46.9%
------------------------------------------ -------------  ------------- --------------- -------------- -----------------------------


4 YEAR EXIT CASE
                              2002 EBITDA                    $   138.6

                     EBITDA Exit Multiple           6.0x          6.5x            7.0x            7.5x           8.0x
                                      TEV          831.7         901.0           970.3          1039.6         1108.9
                               Plus: Cash           63.7          63.7            63.7            63.7           63.7
                               Less: Debt          350.0         350.0           350.0           350.0          350.0
                  Less: Minority Interest           13.6          13.6            13.6            13.6           13.6
                                             -----------   -----------   -------------    ------------   ------------
                             Total Equity          531.8         601.1           670.4           739.7          809.0

                    63% of Equity                  335.0         378.7           422.4           466.0          509.7

                                                12/31/98      12/31/99        12/31/00        12/31/01       12/31/02      IRR
                                                                                                                          ----
                                     6.0x        (125.0)           0.0             0.0             0.0          335.0     28.0%
                                     6.5x        (125.0)           0.0             0.0             0.0          378.7     31.9%
                                     7.0x        (125.0)           0.0             0.0             0.0          422.4     35.6%
                                     7.5x        (125.0)           0.0             0.0             0.0          466.0     39.0%
                                     8.0x        (125.0)           0.0             0.0             0.0          509.7     42.1%
-----------------------------------------  -------------  ------------  --------------  --------------  ----------------------------

                                 PROJECT WONTON
                                                                   C-CORP. MODEL

EQUITY OWNERSHIP
-----------------
OWNERSHIP SUMMARY
-----------------


                                                                           PURCHASE (REPURCHASE)      AFTER PURCHASE OF    OWNERSHIP
                                                   PRE-TRANSACTION            OF COMMON SHARES           COMMON EQUITY    REDUCTION
                                               -----------------------   --------------------------    ----------------   ----------

INSIDERS:
     Mario                                        1,532,130        6.9%      (1,371,504)      -6.2%       160,626             89.5%
     Joseph                                       1,807,914        8.1%      (1,618,375)      -7.3%       189,539             89.5%
     Anthony                                      1,233,800        5.5%      (1,104,450)      -5.0%       129,350             89.5%
                                                 ----------   ---------                     -------      --------           -------
     Control Group (Mario, Joseph, and Anthony)   4,573,844       20.5%      (4,094,329)     -18.4%       479,515             89.5%
     Trust of Carmela                             2,497,884       11.2%      (2,236,010)     -10.0%       261,874             89.5%
     Options Outstanding (Control Group)          1,185,000        5.3%      (1,185,000)      -5.3%          -               100.0%
     Options Outstanding                            659,589        3.0%        (659,589)      -3.0%          -               100.0%

FINANCIAL SPONSOR                                         -                    3,571,429      16.0%      3,571,429                -
PUBLIC SHAREHOLDERS                              13,374,926       60.0%     (12,019,270)     -53.9%      1,355,656            89.9%
                                                -----------    --------     ------------     ------      ---------          -------
     Shares outstanding                          22,291,243      100.0%     (16,622,770)     -74.6%      5,668,473            74.6%


                                 PROJECT WONTON



          APPENDIX I



          ILLUSTRATIVE LEVERAGED BUYOUT MODEL










BEAR STEARNS

                                 PROJECT WONTON
                                                                   C-CORP. MODEL

                    $756 MILLION LEVERAGED BUYOUT TRANSACTION

ASSUMPTIONS  Purchase of approx. $756 million in equity (20,447 milllion shares plus options); Purchasing Accounting
             Tender Price of $36.00 per share.

SOURCES AND USES OF FUNDS                          PRO FORMA CAPITALIZATION
($ IN MILLIONS)                                    ($ IN MILLIONS)
                                                                                           PRO FORMA(2)
                                                                                            ESTIMATED       % OF TOTAL     INTEREST
                                                                                             12/31/98     CAPITALIZATION     RATE
                                                                                           ------------   --------------   --------
SOURCES OF FUNDS
------------------------------------

Excess Cash on Balance Sheet(1)       $125.7       Cash & Cash Equivalents
                                                      (incl. Marketable Securities)           $5.3             --         5.50%(3)

Senior Bank Debt:                                  Senior Bank Debt:
     Bank Credit Facility               75.0       Bank Credit Facility                       75.0          11.5%         8.19%
Senior Notes                           350.0
Senior Discount Notes                   85.0       Senior Notes                              350.0          53.8%        10.75%
                                    --------
     Total New Long Term Debt          510.0
                                                   Senior Discount Notes                      85.0          13.1%        13.00%
New Common Equity                      140.0
                                                                                          --------      ---------
                                                         TOTAL LONG-TERM DEBT                510.0          78.5%
     TOTAL SOURCES OF FUNDS           $775.7
                                    ========
                                                   Common Equity                             140.0          21.5%
                                                                                          --------      ---------

                                                         TOTAL SHAREHOLDER'S EQUITY          140.0          21.5%
                                                                                          --------      ---------

                                                   TOTAL CAPITALIZATION                     $650.0         100.0%
                                                                                          ========      =========

USES OF FUNDS                                      GOODWILL                               $  534.3
------------------------------------               ---------------------------------------------------------------------------------
                                                   ACQUISITION PRICE - $36.00 PER SHARE

Number of Shares Outstanding          20.447       ($ IN MILLIONS)

Number of Shares to be Repurchased    20.447 100.0%
Purchase Price per Share              $36.00       Implied Equity Value:             $756.3
                                    --------
                                                   Implied Enterprise Value: (4)     $625.3
Purchase Price of Equity              $736.1
Purchase Price of Options               20.2       Goodwill:                         $534.3
Repayment of Existing Debt               0.0       Period (Years):                       30
                                    --------
Total Purchase Price                  $756.3                                        ----------     ------------  -----------
                                                                                        FYE             FYE           FYE
                                                                                       1997A            1998P         199P
                                                                                    -----------    ------------  -----------
Financing Costs                        $14.7       Multiple of:
Non-financing Costs                      4.8             Revenues                       1.82x            1.71x        1.54x
                                    --------

     TOTAL USES OF FUNDS              $775.7             EBITDA                         7.70x            7.34x        6.62x
                                    ========

                                                         EBITA                         10.91x           10.70x        9.42x
====================================================================================================================================

FOOTNOTES
-----------------------
(1) Includes $7.5 million of marketable securities.
(2) Reflects leveraged buyout. Assumes transaction closes on 12/31/98.
(3) Interest is earned on cash balance above $7 million.
(4) Reflects estimated 12/31/98 balance sheet.

                                 PROJECT WONTON
                                                                   C-CORP. MODEL


OPERATING COMPANY COVERAGE RATIOS
                                                                                    FISCAL YEAR ENDED DECEMBER 31,
                                                                ACTUAL       ------------------------------------------------
                                                                PF 1997      1998      1999      2000       2001        2002
                                                                --------     -----     ----      ----       -----      -----

EBITDA/TOTAL INTEREST EXPENSE                                  1.43x         1.50x    1.69x      1.95x      2.23x       2.49x

EBITDAR/TOTAL INTEREST EXPENSE PLUS RENT EXPENSE               1.22x         1.25x    1.33x      1.42x      1.52x       1.60x
EBITDAR-CAPEX/TOTAL INTEREST EXPENSE PLUS RENT EXPENSE          0.96          1.02     1.09       1.16       1.24        1.32

EBITDA-CAPEX/TOTAL INTEREST EXPENSE                            0.93x         1.04x    1.18x      1.35x      1.58x       1.80x

EBITDA-CAPEX/TOTAL INTEREST EXP.+REQ. AMORT. OF DEBT           0.93x         1.04x    1.18x      1.35x      1.58x       1.80x
EBITDAR-CAPEX/TOTAL INTEREST EXP.+REQ. AMORT. OF DEBT +RENT     0.96          1.02     1.09       1.16       1.24        1.32

TOTAL DEBT +CAPITALIZED LEASES (1)/ EBITDAR                    6.57x         6.40x    5.97x      5.46x      5.08x       4.83x

TOTAL DEBT/EBITDA                                              6.28x         5.98x    5.28x      4.47x      3.90x       3.54x
NET DEBT/EBITDA                                                6.22x         5.92x    5.21x      4.41x      3.63x       2.90x
BANK DEBT/EBITDA                                               0.92x         0.88x    0.55x      0.18x      0.00x       0.00x
--------------------------------------------------------------------------------------------------------------------------------


SUMMARY OF OPERATIONS
($ in millions)                                                     FISCAL YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------
                                      ACTUAL      ACTUAL
                                     PF 1996      PF 1997     1998     1999     2000       2001        2002
                                     --------     -------     ----     ----     ----       ----        ----
REVENUES                             $325.7      $344.4     $365.7    $405.7    $460.4     $525.5    $600.0
EBITDA                                 79.5        81.2       85.2      94.4     106.9      121.7     138.6
RENT EXPENSE                           49.6        54.5       57.9      62.6      68.5       75.1      82.2
BANK INTEREST EXPENSE                   6.1         6.1        6.1       5.2       2.9        0.8       0.0
TOTAL INTEREST EXPENSE                 56.6        56.6       56.6      55.7      54.9       54.5      55.7
INTEREST INCOME                         0.0         0.0        3.3       0.0       0.0        0.7       3.0

CAPITAL EXPENDITURES                   25.9        28.6       26.1      28.4      32.7       35.6      38.4

CAPITALIZED LEASES (1)                346.9       381.3      405.5     438.4     479.8      526.0     575.2
TOTAL DEBT                            510.0       510.0      510.0     498.5     478.3      474.0     490.7
-----------------------------------------------------------------------------------------------------------



SUMMARY OF HYPOTHETICAL EQUITY RETURNS                                     EXIT YEAR
                                                            ----------------------------------

              Assumed Exit Multiple of Trailing EBITDA      2000             2001       2002
                                                            ----             ----       ----
                     6.0x                                    6.0%             23.8%      29.6%
                     6.5x                                    21.9%            32.2%      34.7%
                     7.0x                                    35.9%            39.7%      39.3%
                     7.5x                                    48.7%            46.4%      43.5%
                     8.0x                                    60.4%            52.6%      47.3%
----------------------------------------------------------------------------------------------


Footnotes
-----------------
(1) Leases capitalized at 7.0x Rent Expense for the relevant period.

                                 PROJECT WONTON
                                                                   C-CORP. MODEL


PRO FORMA BALANCE SHEET ADJUSTMENTS
-----------------------------------
($ in millions)
                                                              ACTUAL      ESTIMATED     TRANSACTION     PRO FORMA
                                                             12/31/97      12/31/98     ADJUSTMENTS      12/31/98
                                                             --------     ---------     -----------     ---------
ASSETS
------
CURRENT ASSETS                                                $127.3       $131.0        ($125.7)          $5.3
      Cash & Cash Equivalents
                (incl. Long-term Marketable Securities)
      Accounts Receivable                                        2.4          2.5                           2.5
      Inventory                                                  3.0          3.1                           3.1
      Prepaid Expenses                                           1.8          1.9                           1.9
      Other Current Assets                                       0.0          0.0                           0.0
                                                            --------      -------                      --------
            TOTAL CURRENT ASSETS                               134.4        138.5                          12.8

Gross Property, Plant & Equipment                              287.0        313.1                         313.1
            Less Accumulated Depreciation                      150.2        177.0                         177.0
                                                            --------      -------                      --------
NET PROPERTY, PLANT & EQUIPMENT                                136.8        136.1                         136.1

Goodwill                                                         0.0          0.0          534.3          534.3
Deferred Financing Fees                                          0.0          0.0           14.7           14.7
Deferred Charges                                                 1.6          1.6                           1.6
Other Assets                                                     5.8          5.8                           5.8

TOTAL ASSETS                                                  $278.6       $282.1                        $705.4
                                                            ========      =======                      ========

LIABILITIES AND SHAREHOLDER'S EQUITY
------------------------------------
Current Liabilities

      Accounts Payable                                         $10.1        $10.7                         $10.7
      Accrued Liabilities                                       26.0         27.5                          27.5
      Dividends Payable                                          5.5          0.0                           0.0
      Other Current Liabilities                                  4.8          5.0                           5.0
                                                            --------      -------                      --------
            TOTAL CURRENT LIABILITIES                           46.4         43.2                          43.2

LONG-TERM DEBT

      Senior Bank Debt:
            Bank Credit Facility                                 0.0          0.0            7.5            7.5
      Senior Notes                                               0.0          0.0          350.0          350.0
      Senior Discount Notes                                      0.0          0.0           85.0           85.0
                                                            --------      -------                      --------
            TOTAL LONG TERM DEBT                                 0.0          0.0                         510.0

      Deferred Taxes                                            11.8         11.8                          11.8
      Other Liabilities                                          0.0          0.0                           0.0
      Minority Interest                                          0.0          0.4                           0.4

      Stockholders' Equity
            Common Equity                                      220.4        226.7          (86.7)         140.0
                                                            --------      -------                      --------
                 Total Stockholders' Equity                    220.4        226.7                         140.0

TOTAL LIABILITIES AND EQUITY                                  $278.6       $282.1                        $705.4
                                                            ========      =======                      ========

                                 PROJECT WONTON
                                                                   C-CORP. MODEL

PROJECTED CAPITALIZATION
($ in millions)

                                                                           FISCAL YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------
                                                                                   PROJECTED
                                                        -------------------------------------------------------
                                                          1998       1999         2000         2001        2002
                                                          ----       ----         ----         ----        ----

Cash & Cash Equivalents (incl. Marketable Securities)      $5.3      $7.0         $7.0       $32.4        $89.1
                                                          ======   =======     ========     =======      ======
Senior Bank Debt:
      Bank Credit Facility                                 75.0      52.1         18.9         0.0          0.0
Senior Notes                                              350.0     350.0        350.0       350.0        350.0
Senior Discount Notes                                      85.0      96.4        109.3       124.0        140.7
                                                          -----    ------        -----       -----       ------
      Total Long Term Debt                                510.0     498.5        478.3       474.0        490.7
Stockholders' Equity
Common Equity                                             140.0     128.5        123.4       126.2        138.5
                                                          -----     -----        -----       -----        -----
      Total Stockholders' Equity                          140.0     128.5        123.4       126.2        138.5
                                                          -----     -----        -----       -----        -----
TOTAL CAPITALIZATION                                     $650.0    $627.0       $601.7      $600.3       $629.2
                                                          ======   =======     ========     =======      ======

Cash & Cash Equivalents(incl. Marketable Securities)       0.8%      1.1%         1.2%        5.4%        14.2%
Long Term Debt:
Senior Bank Debt:                                         11.5%      8.3%         3.1%        0.0%         0.0%
      Bank Credit Facility
Senior Notes                                              5.38%     55.8%        58.2%       58.3%        55.6%
Senior Discount Notes                                     13.1%     15.4%        18.2%       20.7%        22.4%
                                                          -----     -----        -----       -----        -----
      Total Long Term Debt                                78.5%     79.5%        79.5%       79.0%        78.0%
Stockholders' Equity
Common Equity                                             21.5%     20.5%        20.5%       21.0%        22.0%
                                                          -----     -----        -----       -----        -----
      Total Stockholders' Equity                          21.5%     20.5%        20.5%       21.0%        22.0%
                                                          -----     -----        -----       -----        -----
TOTAL CAPITALIZATION                                     100.0%    100.0%       100.0%      100.0%       100.0%
                                                         ======   =======     ========     =======      =======

                                 PROJECT WONTON
                                                                   C-CORP. MODEL

SBARRO INCOME STATEMENT ASSUMPTIONS

                                                                                               FISCAL YEAR ENDED DECEMBER 31,
                                                                             ----------------------------------------------------
                                      ACTUAL FISCAL YEAR ENDED DECEMBER 31,                           PROJECTED
                                    ---------------------------------------   ACTUAL  -------------------------------------------
                                        1993     1994     1995     1996        1997     1998     1999     2000     2001      2002
                                    ---------  -------- --------  ------     -------    -----    -----    -----    ----     -----

                                      '
Revenue Growth Rate                    --       11.39%   7.49%    3.04%       5.74%   6.20%   10.92%    13.50%    14.13%    14.17%
Gross Profit Growth Rate               --       11.33%   7.13%    3.34%       7.05%   6.35%   10.72%    13.17%    13.74%    13.77%
EBITDA Growth Rate                     --       14.09%  -2.36%    11.49%      2.20%   4.94%   10.74%    13.27%    13.81%    13.90%
EBITA Growth Rate                      --       13.09%  -7.17%    18.70%      1.30%   2.05%   13.55%    15.77%    16.58%    17.43%
EBIT Growth Rate                       --       13.09%  -7.17%    18.70%        na    2.97%   19.49%    21.55%    21.58%    21.75%

Gross Margin(1)                        78.61%   78.59%   78.27%   78.50%     79.43%  79.72%   79.72%    79.72%    79.72%    79.72%
Payroll & Other Employee Benefit(1)    24.94%   24.54%   25.26%   24.51%     25.14%  25.40%   25.40%    25.40%    25.40%    25.40%
Rent Expense(1)                        15.07%   15.24%   15.82%   15.52%     16.18%  16.30%   16.30%    16.30%    16.30%    16.30%
Occupancy and Other Expenses(1)        11.25%   11.20%   11.38%   11.27%     11.51%  11.60%   11.60%    11.60%    11.60%    11.60%
General & Administrative                4.98%   4.61%     5.19%    4.68%      5.15%   5.30%    5.30%     5.30%     5.30%     5.30%
                                    ---------  -------- --------  -------   -------  ------ --------   -------   -------  --------

Other Income (incl. startup costs)      0.47%   0.46%     0.43%    0.36%      0.48%   0.82%    0.68%     0.54%     0.43%     0.33%

EBITDA Margin                          24.24%   24.82%   22.55%   24.40%     23.58%  23.30%   23.26%    23.22%    23.15%    23.10%
Depreciation & Amortization             7.05%   7.37%     7.48%    7.03%      6.95%   7.32%    6.90%     6.53%     6.10%     5.56%
                                    ---------  -------- --------  -------   -------  ------ --------   -------   -------  --------

EBITA                                  17.19%   17.45%   15.07%   17.36%     16.64%  15.99%   16.36%    16.69%    17.05%    17.53%
Amortization of Goodwill                0.00%   0.00%     0.00%    0.00%      5.17%   4.87%    4.39%     3.87%     3.39%     2.97%
                                    ---------  -------- --------  -------   -------  ------ --------   -------   -------  --------

EBIT Margin                            17.19%   17.45%   15.07%   17.36%     11.46%  11.11%   11.97%    12.82%    13.66%    14.57%



WORKING CAPITAL ASSUMPTIONS
                                                                                            FISCAL YEAR ENDED DECEMBER 31,
                                                                             -----------------------------------------------------
                                                             ACTUAL                                 PROJECTED(2)
                                                        ----------------      ACTUAL  --------------------------------------------
                                                         1995      1996      1997(2)  1998     1999     2000     2001       2002
                                                        -----     ------     -------  ------  ------  -------   -------   --------

Days Receivable of Sales                                  3.0       2.1       2.5      2.5     2.5       2.5       2.5       2.5
Days Inventory of Cost of Goods Sold                     15.0      15.1      15.6     15.6    15.6      15.6      15.6      15.6
Days Prepaid Expenses of Sales                            2.0       1.6       1.9      1.9     1.9       1.9       1.9       1.9
Other Current Assets as a % of Sales                      0.0       0.0       0.0      0.0     0.0       0.0       0.0       0.0
Days Payable of Cost of Good Sold                        40.1      38.1      53.2     53.2    53.2      53.2      53.2      53.2
Days Accrued Liabilities of Cost of Goods Sold          146.3     120.5     137.2    137.2   137.2     137.2     137.2     137.2
Days Other Current Liabilities of Cost of Goods Sold     46.5      53.0      25.2     25.2    25.2      25.2      25.2      25.2

Footnotes

-------------------------------

(1) As a percentage of Company-owned restaurant revenue.
(2) Years 1998-2002 assume same working capital ratios as pro forma year end
    1997.

                                 PROJECT WONTON
                                                                   C-CORP. MODEL



SBARRO REVENUE DERIVATION                                                                 Fiscal Year Ended December 31,
-------------------------                                                   -------------------------------------------------
($ in millions)                    Actual Fiscal Year Ended December 31,                              Projected
                                     ------------------------------------   Actual ------------------------------------------
                                      1993    1994     1995      1996        1997     1998     1999      2000    2001    2002
                                      -----   -----   -----      ----        ----     ----     ----      ----    ----    ----

NUMBER OF COMPANY-OWNED RESTAURANTS
    Beginning Balance                   456      515      567     571       597        623       651     691      736     781
    Restuarants Opened                   59       53       44      29        30         35        40      45       45      45
    Acquired (Sold) Franchisees           7        2        0       1         4          1         0       0        0       0
    Restaurants Closed                    7        3       40       4         8          8         0       0        0       0
                                     ------ --------   --------  ------  ------  --------- --------- --------  ------ -------
    Ending Balance                      515      567      571     597       623        651       691     736      781     826

NUMBER OF FRANCHISED RESTAURANTS
    Beginning Balance                   131      134      162     200       219        239       274     324      384     444
    Restuarants Opened                   24       38       40      36        47         40        50      60       60      60
    Purchased (Sold) Company            (7)      (2)        0     (1)       (4)        (1)         0       0        0       0
    Restaurants Closed                   14        8        2      16       23          4          0       0        0       0
                                     ------ --------  -------- --------  -------  --------- --------- -------- ---------------
    Ending Balance                      134      162      200     219       239        274       324     384      444     504

TOTAL NUMBER OF RESTAURANTS
    Beginning Balance                   587      649      729     771       816        862       925   1,015    1,120   1,225
    Restuarants Opened                   83       91       84      65        77         75        90     105      105     105
    Restaurants Closed                   21       11       42      20        31         12         0       0        0       0
                                     ------ --------  -------- --------  -------  --------- --------- -------- ---------------
    Ending Balance                      649      729      771     816       862        925     1,015   1,120    1,225   1,330
                                     ======  =======  =======  =======   =======   ========  ======== =======  ===============

SAME STORE SALES GROWTH                   -   -0.04%    2.12%   0.31%     0.93%      0.50%     1.50%   1.50%     1.50%  1.50%
AVERAGE SALES PER RESTAURANT         $0.534   $0.534   $0.545  $0.547    $0.552     $0.555    $0.563  $0.571   $0.580  $0.589

TOTAL SYSTEMWIDE SALES
    Company-Owned                    $259.2   $288.8   $310.2  $319.3  $336.6     $353.3    $377.7  $407.7   $439.9  $473.0
    Franchised                         70.8     79.0     98.7   118.3   123.1      142.3     168.3   202.3    240.1   279.0
                                     ------  -------  ------- -------    ------    -------   ------- -------   ------ -------
    Total Systemwide Sales           $330.0   $367.8   $408.8  $437.6  $459.7     $495.5    $546.0  $609.9   $680.0  $752.0

TOTAL REVENUE FROM FRANCHISEES
    FRANCHISE ROYALTY FEE (NEW STORES                            4.0%     4.0%       4.0%      4.0%    4.0%     4.0%    4.0%
    FRANCHISE ROYALTY FEE (EXISTING)   5.5%     4.9%     4.9%    4.5%     5.7%       4.8%      4.8%    4.8%     4.8%    4.8%
    INITIAL FRANCHISE FEE PER STORE  $0.035   $0.035   $0.035  $0.033    $0.032     $0.020    $0.020  $0.020    $0.020  $0.020
    Total Initial Franchise Fee        $0.8     $1.3     $1.4    $1.2    $1.5       $0.8      $1.0    $1.2    $1.2    $1.2
    Total Franchise Royalty Fee         3.9      3.9      4.9     5.2     6.2        6.3       7.3     8.6     10.2    11.7
                                     ------  -------   ------  --------  -------    -------   ------ -------   ------ -------
    Total Revenue from Franchisees     $4.8     $5.2     $5.9    $6.4    $7.8       $7.1      $8.3    $9.8    $11.4   $12.9

TOTAL REVENUE                        $259.2   $288.8   $310.2  $319.3  $336.6     $353.3    $377.7  $407.7   $439.9  $473.0
    Company-Owned                       4.8      5.2      5.9     6.4     7.8        7.1       8.3      9.8     11.4    12.9
                                     ------ --------  -------- -------  --------  --------- -------- ------   ------ -------
    Franchised                       $264.0   $294.0   $316.1  $325.7  $344.4     $360.4    $386.0  $417.5   $451.2  $485.9
                                     ====== ========  =======  =======  ========  ========= ======== ======   ====== =======
    Total Revenue

TOTAL CAPITAL EXPENDITURES
    CapEx per New Restaurant          $0.54     $0.60    $0.40  $0.40    $0.41      $0.41     $0.41    $0.41    $0.41   $0.41
    Restaurant CapExp                $31.9     $32.1    $17.5  $11.5    $12.3      $14.4     $16.5    $18.5    $18.5   $18.5
    Other Capital Expenditures        $0.0      $0.0     $0.0   $7.0     $6.2       $4.0      $0.0     $0.0     $0.0    $0.0


                                 PROJECT WONTON
                                                                   C-CORP. MODEL


SBARRO INCOME STATEMENT
-----------------------
($ in millions)
                                                           FISCAL YEAR ENDED DECEMBER 31,
                                        ---------------------------------------------------------------------
                                                                         PROJECTED
                                        ---------------------------------------------------------------------
                                           1998           1999          2000            2001            2002
                                        ---------    -----------     ----------      ----------     ---------

REVENUES                                   $360.4        $386.0          $417.5          $451.2       $485.9
Cost of Goods Sold                           71.6          76.6            82.7            89.2         95.9
                                        ---------    ----------      ----------      ----------     --------

GROSS PROFIT                                288.7         309.4           334.8           362.0        390.0
GROSS PROFIT MARGIN                         80.1%         80.2%           80.2%           80.2%        80.3%

Payroll & Other Employee Benefits            89.7          95.9           103.5           111.7        120.1
Rent Expense                                 57.6          61.6            66.4            71.7         77.1
Other Operating Expenses                     41.0          43.8            47.3            51.0         54.9
General & Administrative                     19.1          20.5            22.1            23.9         25.8
                                        ---------    ----------      ----------      ----------     --------

Other Income                                  3.5           3.5             3.5             3.5          3.5

EBITDA                                       84.8          91.1            98.9           107.2        115.6
EBITDA MARGIN                                23.5%         23.6%           23.7%           23.7%        23.8%

Depreciation                                 26.6          27.4            28.8            29.9         30.1
                                        ---------    ----------      ----------      ----------     --------

EBITA                                        58.2          63.7            70.2            77.3         85.6
EBITA MARGIN                                 16.2%         16.5%           16.8%           17.1%        17.6%

                                 PROJECT WONTON
                                                                  C-CORP. MODEL

UMBERTO INCOME STATEMENT
------------------------
($ in millions)                                                             FISCAL YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------------------
                                                                                 PROJECTED
                                       ------------------------------------------------------------------------------------
                                            1998                1999             2000              2001              2002
                                       --------------      -------------     -------------    -------------     -----------

REVENUES                                    $5.4              $19.7            $42.9             $74.3             $114.1
Cost of Goods Sold                           1.5                5.1             11.2              19.3               29.7
                                             ---                ---             ----              ----               ----

GROSS PROFIT                                 3.9               14.5             31.8              55.0               84.4
Gross Profit Margin                         72.4%              74.0%            74.0%             74.0%              74.0%

Payroll & Other Employee Benefits            1.8                6.6             14.5              25.3               39.0
Rent Expense                                 0.3                1.1              2.1               3.4                5.1
Other Operating Expenses                     0.5                1.8              3.9               6.5                9.8
General & Administrative                     0.3                1.0              2.3               3.9                6.0
                                             ---                ---              ---               ---                ---

Other Income (incl. startup costs)          (0.5)              (0.8)            (1.0)             (1.3)              (1.5)

EBITDA                                       0.4                3.3              8.0              14.5               23.0
EBITDA Margin                               7.5%               16.7%            18.7%             19.6%              20.1%

Depreciation                                 0.1                0.6              1.3               2.2                3.3
                                             ---                ---              ---               ---                ---

EBITA                                        0.3                2.7              6.7              12.3               19.7
EBITA Margin                                4.8%               13.8%            15.7%             16.6%              17.2%

Income Taxes @ 38%                           0.1                1.0              2.5               4.7                7.5

Net Income                                   0.2                1.7              4.2               7.7               12.2
Net Income Margin                           2.9%                8.5%             9.7%             10.3%              10.7%

                                 PROJECT WONTON
                                                                   C-CORP. MODEL

CONSOLIDATED INCOME STATEMENT
($ in millions)

                                                                                                  FISCAL YEAR ENDED DECEMBER 31,
                                                                                             ------------------------------------
                               ACTUAL FISCAL YEAR ENDED DECEMBER 31,   FULL YEAR PRO FORMA                    PROJECTED
                             ---------------------------------------   --------------------  ------------------------------------
                                   1993     1994     1995     1996     1997A       1998E       1999     2000       2001      2002
                                  ------   ------   ------   ------    -----     -------     ------   ------       ------   -----

REVENUES                          $264.0   $294.0   $316.1   $325.7    344.4     $365.7      $405.7    $460.4    $525.5     600.0
Cost of Goods Sold                  55.4     61.9     67.4     68.7     69.2       73.1        81.7      93.8     108.5     125.6
                                  ------   ------  -------   ------    -----     ------     -------   -------   -------     -----

GROSS PROFIT                       208.5    232.2    248.7    257.0    275.1      292.6       324.0     366.6     417.0     474.4
Payroll & Other Employee Benefits   64.7     70.8     78.3     78.3     84.6       91.5       102.5     118.1     137.1     159.2
Rent Expense                        39.1     44.0     49.1     49.6     54.5       57.9        62.6      68.5      75.1      82.2
Other Operating Expenses            29.2     32.4     35.3     36.0     38.7       41.5        45.7      51.1      57.5      64.6
General & Administrative            12.9     13.3     16.1     14.9     17.7       19.4        21.5      24.4      27.9      31.8
                                  ------   ------  -------   ------    -----     ------     -------   -------   -------     -----

Other Income (incl. startup costs)   1.2      1.4      1.4      1.2      1.7        3.0         2.8       2.5       2.3       2.0

EBITDA                              64.0     73.0     71.3     79.5     81.2       85.2        94.4     106.9     121.7     138.6
Depreciation                        18.6     21.7     23.6     22.9     23.9       26.8        28.0      30.1      32.1      33.4
                                  ------   ------  -------   ------    -----     ------     -------   -------   -------     -----

EBITA                               45.4     51.3     47.6     56.6     57.3       58.5        66.4      76.9      89.6     105.2
Amortization of Goodwill             0.0      0.0      0.0      0.0     17.8       17.8        17.8      17.8      17.8      17.8
                                  ------   ------  -------   ------    -----     ------     -------   -------   -------     -----

EBIT                                45.4     51.3     47.6     56.6     39.5       40.6        48.6      59.0      71.8      87.4
Interest Income (5.50%)                                                  0.0        3.3         0.0       0.0       0.7       3.0

Interest Expense:
     Bank Credit Facility                                                6.1        6.1         5.2       2.9       0.8       0.0
     Senior Notes                                                       37.6       37.6        37.6      37.6      37.6      37.6
     Senior Discount Notes(1)                                           11.4       11.4        11.4      12.9      14.7      16.6
     Amortization of Deferred Debt Exp.                                  1.5        1.5         1.5       1.5       1.5       1.5
                                                                         ---        ---         ---       ---       ---       ---
Total Interest Expense                                                  56.6       56.6        55.7      54.9      54.5      55.7
                                                                     -------    -------    --------  --------  --------    ------
PRETAX INCOME                                                         (17.2)     (12.7)       (7.1)       4.1      17.9      34.6

Income Taxes @ 38%                                                       0.2        1.9         4.1       8.3      13.6      19.9

Minority Interest @ 20%                                                  0.0        0.0         0.3       0.8       1.5       2.4

Net Income to Common                                                 ($17.4)    ($14.7)     ($11.5)    ($5.1)      $2.8     $12.3
                                                                     =======   ========    ========  ========  =========   ======

Footnotes
-------------------------------------
(1) Assumes an interest rate of 13.0% compounded semi-annually.

                                 PROJECT WONTON
                                                                   C-CORP. MODEL

CONSOLIDATED CASHFLOW STATEMENT
-------------------------------
($ in millions)                                                                       PROJECTED FISCAL YEAR ENDED DECEMBER 31,
                                                                                 -----------------------------------------------
                                                                                    1999        2000         2001          2002
                                                                                 ---------   ---------    ---------     --------
CASH FLOW FROM OPERATIONS
      Net Income to Common                                                        ($11.5)      ($5.1)        $2.8         $12.3
      Depreciation                                                                  28.0        30.1         32.1          33.4
      Amortization of Goodwill and Deferred Financing Fees                          19.3        19.3         19.3          19.3
      Deferred Income Taxes                                                          0.0         0.0          0.0           0.0
      Non-cash Interest                                                             11.4        12.9         14.7          16.6
      Minority Interest                                                              0.3         0.8          1.5           2.4
      Change in Net Working Capital                                                  4.2         6.0          7.3           8.5
                                                                                 ---------   ---------    ---------     --------
           TOTAL CASH FLOW FROM OPERATIONS                                         $51.7       $64.0        $77.6         $92.4

CASH FLOW FROM INVESTING ACTIVITIES
      Capital Expenditures (New Sbarro Stores)                                    ($16.5)     ($18.5)      ($18.5)       ($18.5)
      Capital Expenditures (Maintenance of Existing Sbarro Stores)                  (5.2)       (5.2)        (5.8)         (6.4)
      Capital Expenditures (Umberto)                                                (6.8)       (9.0)       (11.3)        (13.5)
      Contribution to Capital by Minority Interest                                   1.4         1.8          2.3           2.7
      Cost to Complete Building                                                      0.0         0.0          0.0           0.0
                                                                                 ---------   ---------    ---------     --------
           TOTAL CASH FLOW FROM INVESTING ACTIVITIES                              ($27.1)     ($30.9)      ($33.3)       ($35.7)

CASH FLOW FROM FINANCING ACTIVITIES
      Borrowings/(Repayment) of Senior Discount Notes                                0.0         0.0          0.0           0.0
                                                                                 ---------   ---------    ---------     --------
           TOTAL CASH FLOW FROM FINANCING ACTIVITIES                                $0.0        $0.0         $0.0          $0.0
                                                                                 ---------   ---------    ---------     --------

INCREASE IN CASH BEFORE SWEEP                                                      $24.7       $33.1        $44.3         $56.7
                                                                                 =========   =========    =========     ========
      Borrowings/(Repayment) of Senior Bank Debt: Bank Credit Facility             (22.9)      (33.1)       (18.9)          0.0
      Borrowings/(Repayment) of Senior Notes                                         0.0         0.0          0.0           0.0
NET INCREASE IN CASH (INCLUDES MARKETABLE SECURITIES)                               $1.7        $0.0        $25.4         $56.7
      Beginning Balance of Cash                                                      5.3         7.0          7.0          32.4
                                                                                 ---------   ---------    ---------     --------
      Ending Balance of Cash                                                        $7.0        $7.0        $32.4         $89.1
                                                                                 =========   =========    =========     ========
      Minimum Cash Balance                                                           7.0         7.0          7.0           7.0

                                 PROJECT WONTON
                                                                   C-CORP. MODEL


CONSOLIDATED BALANCE SHEET                                                             FISCAL YEAR ENDED DECEMBER 31,
--------------------------                                                         -----------------------------------
($ in millions)                                                                                  PROJECTED
                                                             ACTUAL   ESTIMATED    -----------------------------------
                                                             1997      1998        1999      2000       2001      2002
                                                             ----      ----        ----      ----       ----      ----

ASSETS
------
CURRENT ASSETS
      Cash & Cash Equivalents (incl. Marketable Securities) $127.3       $5.3      $7.0       $7.0      $32.4      $89.1
      Accounts Receivable                                      2.4        2.5       2.8        3.2        3.6        4.1
      Inventory                                                3.0        3.1       3.5        4.0        4.6        5.4
      Prepaid Expenses                                         1.8        1.9       2.1        2.4        2.7        3.1
      Other Current Assets                                     0.0        0.0       0.0        0.0        0.0        0.0
           Total Current Assets                              134.4       12.8      15.4       16.6       43.3      101.7
                                                           -------     ------    ------     ------     ------     ------

GROSS PROPERTY, PLANT & EQUIPMENT                            287.0      313.1     341.5      374.2      409.8      448.2
      Less Accumulated Depreciation                          150.2      177.0     205.0      235.0      267.1      300.5
                                                           -------     ------    ------     ------     ------     ------
NET PROPERTY, PLANT & EQUIPMENT                              136.8      136.1     136.5      139.2      142.7      147.7

GOODWILL                                                       0.0      534.3     516.5      498.7      480.9      463.1
DEFERRED FINANCING FEES                                        0.0       14.7      13.2       11.7       10.3        8.8
DEFERRED CHARGES                                               1.6        1.6       1.6        1.6        1.6        1.6
OTHER ASSETS                                                   5.8        5.8       5.8        5.8        5.8        5.8
                                                           -------     ------    ------     ------     ------     ------
TOTAL ASSETS                                                $278.6     $705.4    $689.1     $673.6     $684.6     $728.8
                                                           =======     ======    ======     ======     ======     ======

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES
      Accounts Payable                                       $10.1      $10.7     $11.9      $13.7      $15.8      $18.3
      Accrued Liabilities                                     26.0       27.5      30.7       35.3       40.8       47.2
      Dividends Payable                                        5.5        0.0       0.0        0.0        0.0        0.0
      Other Current Liabilities                                4.8        5.0       5.6        6.5        7.5        8.7
           Total Current Liabilities                          46.4       43.2      48.3       55.4       64.1       74.2
                                                           -------     ------    ------     ------     ------     ------

LONG-TERM DEBT
      Senior Bank Debt:
           Bank Credit Facility                                0.0       75.0      52.1       18.9        0.0        0.0
           Bank Credit Facility
      Senior Notes                                             0.0      350.0     350.0      350.0      350.0      350.0
      Senior Discount Notes                                    0.0       85.0      96.4      109.3      124.0      140.7
                                                           -------     ------    ------     ------     ------     ------
           Total Long Term Debt                                0.0      510.0     498.5      478.3      474.0      490.7

DEFERRED TAXES                                                11.8       11.8      11.8       11.8       11.8       11.8
OTHER LIABILITIES                                              0.0        0.0       0.0        0.0        0.0        0.0
MINORITY INTEREST                                              0.0        0.4       2.1        4.7        8.5       13.6

STOCKHOLDERS' EQUITY
      Common Equity                                          220.4      140.0     128.5      123.4      126.2      138.5
                                                           -------     ------    ------     ------     ------     ------
           Total Stockholders' Equity                        220.4      140.0     128.5      123.4      126.2      138.5
TOTAL LIABILITIES AND EQUITY                                $278.6     $705.4    $689.1     $673.6     $684.6     $728.8
                                                           =======     ======    ======     ======     ======     ======

                                 PROJECT WONTON
                                                                  C-CORP. MODEL



EQUITY OWNERSHIP
----------------
OWNERSHIP SUMMARY
-----------------
                                                                               PURCHASE (REPURCHASE)   AFTER PURCHASE OF  OWNERSHIP
                                                    PRE-TRANSACTION             OF COMMON SHARES       COMMON EQUITY      REDUCTION
                                                -----------------------      ------------------------  ----------------  ----------
INSIDERS:
      Mario                                      1,532,130         6.9%       (1,532,130)       -6.9%          -            100.0%
      Joseph                                     1,807,914         8.1%       (1,807,914)       -8.1%          -            100.0%
      Anthony                                    1,233,800         5.5%       (1,233,800)       -5.5%          -            100.0%
                                                 ---------   ----------       -----------  ----------         ---
      Control Group (Mario, Joseph and Anthony)  4,573,844        20.5%       (4,573,844)      -20.5%          -            100.0%
      Trust of Carmela                           2,497,884        11.2%       (2,497,884)      -11.2%          -            100.0%
      Options outstanding (Control Group)        1,185,000         5.3%       (1,185,000)       -5.3%          -            100.0%
      Options outstanding                          659,589         3.0%         (659,589)       -3.0%          -            100.0%

PUBLIC SHAREHOLDERS                             13,374,926        60.0%      (13,374,926)      -60.0%          -            100.0%
                                                ----------   ----------      ------------   ---------         ---
      Shares outstanding                        22,291,243       100.0%      (22,291,243)     -100.0%          -            100.0%

                                 PROJECT WONTON
                                                                   C-CORP. MODEL


EQUITY INTERNAL RATE OF RETURN
------------------------------



2 YEAR EXIT CASE
                                2000 EBITDA                   $    106.9

                       EBITDA Exit Multiple          6.0x           6.5x          7.0x          7.5x          8.0x
                                        TEV         641.4          694.9         748.3         801.8         855.2
                                 Plus: Cash           7.0            7.0           7.0           7.0           7.0
                                 Less: Debt         478.3          478.3         478.3         478.3         478.3
                    Less: Minority Interest            4.7           4.7           4.7           4.7           4.7
                                             ------------- -------------  --------------------------  -------------
                               Total Equity         165.4          218.9         272.3         325.8         379.2

                              95% of Equity         157.2          207.9         258.7         309.5         360.3

                                                 12/31/98       12/31/99      12/31/00                                      IRR
                                                                                                                           ----
                                       6.0x       (140.0)            0.0         157.2                                     6.0%
                                       6.5x       (140.0)            0.0         207.9                                     21.9%
                                       7.0x       (140.0)            0.0         258.7                                     35.9%
                                       7.5x       (140.0)            0.0         309.5                                     48.7%
                                       8.0x       (140.0)            0.0         360.3                                     60.4%
-----------------  ------------------------  ------------  -------------  ----------------------------------------------------------


3 YEAR EXIT CASE
                                2001 EBITDA                   $    121.7

                       EBITDA Exit Multiple          6.0x           6.5x          7.0x          7.5x          8.0x
                                        TEV         730.0          790.8         851.6         912.5         973.3
                                 Plus: Cash          32.4           32.4          32.4          32.4          32.4
                                 Less: Debt         474.0          474.0         474.0        474.00         474.0
                    Less: Minority Interest           8.5            8.5           8.5          8.5            8.5
                                             ------------- ------------------------------------------ --------------
                               Total Equity         279.9          340.7         401.5         462.3         523.2

                              95% of Equity         265.9          323.7         381.4         439.2         497.0

                                                 12/31/98       12/31/99      12/31/00      12/31/01                        IRR
                                                                                                                           ----
                                       6.0x       (140.0)            0.0           0.0         265.9                       23.8%
                                       6.5x       (140.0)            0.0           0.0         323.7                       32.2%
                                       7.0x       (140.0)            0.0           0.0         381.4                       39.7%
                                       7.5x       (140.0)            0.0           0.0         439.2                       46.4%
                                       8.0x       (140.0)            0.0           0.0         497.0                       52.6%
-----------------  ------------------------  ------------  ------------- ------------- ---------------------------------------------


4 YEAR EXIT CASE
                                2002 EBITDA                    $   138.6

                       EBITDA Exit Multiple          6.0x           6.5x          7.0x          7.5x          8.0x
                                        TEV         831.4          900.7         970.0        1039.3        1108.6
                                 Plus: Cash          89.1           89.1          89.1          89.1          89.1
                                 Less: Debt         490.7          490.7         490.7         490.7         490.7
                    Less: Minority Interest          13.6           13.6          13.6          13.6          13.6
                                              -----------       --------      --------      --------      --------
                               Total Equity         416.2          485.5         554.8         624.1         693.4

                              95% of Equity         395.4          461.3         527.1         592.9         658.7

                                                 12/31/98       12/31/99      12/31/00      12/31/01      12/31/02          IRR
                                                                                                                           ----
                                       6.0x       (140.0)            0.0           0.0           0.0         395.4         29.6%
                                       6.5x       (140.0)            0.0           0.0           0.0         461.3         34.7%
                                       7.0x       (140.0)            0.0           0.0           0.0         527.1         39.3%
                                       7.5x       (140.0)            0.0           0.0           0.0         592.9         43.5%
                                       8.0x       (140.0)            0.0           0.0           0.0         658.7         47.3%
------------------------------------------------------------------------------------------------------------------------------------

SENIOR DISCOUNT NOTES INTERNAL RATE OF RETURN



2 YEAR EXIT CASE
                 2000 Senior Discount                          $   109.3
                              Notes

                 EBITDA Exit Multiple                6.0x           6.5x          7.0x          7.5x          8.0x
                     5% of Equity                     8.3           10.9          13.6          16.3          19.0
                     Notes plus Equity              117.6          120.3         123.0         125.6         128.3

                                                 12/31/98       12/31/99      12/31/00                                      IRR
                                                                                                                           ----
                                       6.0x        (85.0)            0.0         117.6                                     17.6%
                                       6.5x        (85.0)            0.0         120.3                                     19.0%
                                       7.0x        (85.0)            0.0         123.0                                     20.3%
                                       7.5x        (85.0)            0.0         125.6                                     21.6%
                                       8.0x        (85.0)            0.0         128.3                                     22.9%
------------------------------------------------------------------------------------------------------------------------------------



3 YEAR EXIT CASE
                 2001 Senior Discount                         $    124.0
                               Notes

                 EBITDA Exit Multiple                 6.0x           6.5x          7.0x          7.5x          8.0x
                      5% of Equity                   14.0           17.0          20.1          23.1          26.2
                      Notes plus Equity             138.0          141.1         144.1         147.1         150.2

                                                 12/31/98       12/31/99      12/31/00      12/31/01                        IRR
                                                                                                                           ----
                                       6.0x        (85.0)            0.0           0.0         138.0                       17.5%
                                       6.5x        (85.0)            0.0           0.0         141.1                       18.4%
                                       7.0x        (85.0)            0.0           0.0         144.1                       19.2%
                                       7.5x        (85.0)            0.0           0.0         147.1                       20.1%
                                       8.0x        (85.0)            0.0           0.0         150.2                       20.9%
------------------------------------------------------------------------------------------------------------------------------------



4 YEAR EXIT CASE
                 2002 Senior Discount                          $   140.7
                              Notes

                 EBITDA Exit Multiple                6.0x           6.5x          7.0x          7.5x          8.0x
                      5% of Equity                   20.8           24.3          27.7          31.2          34.7
                      Notes plus Equity             161.5          165.0         168.4         171.9         175.3

                                                 12/31/98       12/31/99      12/31/00      12/31/01      12/31/02          IRR
                                                                                                                           ----
                                       6.0x        (85.0)            0.0           0.0           0.0         161.5         17.4%
                                       6.5x        (85.0)            0.0           0.0           0.0         165.0         18.0%
                                       7.0x        (85.0)            0.0           0.0           0.0         168.4         18.6%
                                       7.5x        (85.0)            0.0           0.0           0.0         171.9         19.2%
                                       8.0x        (85.0)            0.0           0.0           0.0         175.3         19.8%
------------------------------------------------------------------------------------------------------------------------------------

                                 PROJECT WONTON



                               APPENDIX J



                               ILLUSTRATIVE MERGER MODEL










BEAR STEARNS

                                 PROJECT WONTON
                                                                   C-CORP. MODEL

SUMMARY PRO FORMA MERGER ANALYSIS:  CKE                     CKE ACQUIRES WONTON FOR $36.00 PER SHARE, 100% CASH, PURCHASE ACCOUNTING
(in millions except per share data)

                  SOURCES              USES                                               WONTON VALUATION
--------------------------   --------------------------------      -------------------------------------------------------------
                                                                            PRICE PER SHARE                               $36.00

Wonton Cash(a)     $131.0    Purchase of Wonton Equity $756.3      Val. of Outst. Shares (20.4 mil.) + Options (1.8 mil.)  802.5
New Debt @ 8.00%   $642.9    Transaction Costs          $17.7      Less:  Option Proceeds                                   46.2
                                                                   -------------------------------------------------------------
New Common Equity    $0.0                                          EQUITY PURCHASE PRICE                                  $756.3
-------------------------    --------------------------------
TOTAL SOURCES      $773.9    TOTAL USES                $773.9                 Plus: Total Debt                              $0.0
                                                                              Less: Cash                                  (131.0)
                                                                   -------------------------------------------------------------
                                                                   ENTERPRISE VALUE                                       $625.3
-------------------------   ----------------------------------     ---------------------------------------------------------------

PRO FORMA PROJECTED INCOME STATEMENT                                                          PRO FORMA BALANCE SHEET
---------------------------------------------------------------- -------------------------------------------------------------------
                                  1999                                                              1999
                           -------------------                                               -------------------
                                                                                                                          COMBINED
                            CKE(B)  WONTON(C)   ADJ.(D)  COMBINED                            CKE(G)  WONTON(H)   ADJ.  BALANCE SHEET
                            ---     ------      ----    --------                             ---      ------    ----    ------------
REVENUE                    $2,170.9 $405.7            $2,576.6   ASSETS
Synergies Assumed                               5.0        5.0         Cash(a)                 51.7  131.0    (131.0)    51.7
                           -------- ------           ---------
EBITDA                        294.5   94.4      5.0      393.9   Accounts Receivable           23.2    2.5               25.7
     Depreciation
        & Amortization         80.8   28.0     13.4      122.1      Inventory                  23.1    3.1               26.2
                           -------- ------           ---------
EBIT                          213.7   66.4     (8.4)     271.7       Prepaid Expenses          11.0    1.9               12.9
      Net Interest Expense     39.1   (7.2)    59.9       91.8       Other Current Assets       3.2    0.0                3.2
                           -------- ------           ---------                              -------  -----            -------
      Pre-Tax Income          175.2   73.6    (68.3)     179.9       TOTAL CURRENT ASSETS     112.1  138.5              119.6
      Income Taxes(f)          68.3   28.7    (21.4)      75.6       Net PP&E               1,026.6  136.1            1,162.7
      Minority Income           0.0    0.3                 0.3       Goodwill                 200.4    0.0     534.5    734.9
                           -------- ------           ---------
NET INCOME                   $106.9  $44.6   ($46.9)    $104.6       Deferred Charges           0.0    1.6                1.6


                         CKE(B)     WONTON(C)         COMBINED
------------------------ --------- --------  -------  --------
EPS                          $2.16    $2.12             $2.11        Deferred Financing Fees(j)   0.0     0.0    12.9      12.9
% ACCRETION                                            (2.12%)       Other Assets               108.5     5.8             114.3
                                                                                              -------  ------         ---------
SHARES OUTSTANDING(I)        49.49    21.01     0.00    49.49      TOTAL ASSETS              $1,447.7  $282.1          $2,146.1
------------------------ --------- --------  -------  -------                                 =======  ======         =========

Operating Statistics                                               LIABILITIES
------------------------ --------- --------  -------  -------

                                                                     Accounts Payable            83.5    10.7              94.2
EBITDA MARGIN               13.56%   23.27%            15.29%        Accrued Expenses             0.0    27.6              27.6
                                                                     Deferred Income Taxes        5.7     0.0               5.7
EBIT MARGIN                  9.84%   16.37%            10.55%
                                                                     Other Current Liabilities  111.5     5.1             116.6
                                                                                               ------  ------         ---------
NET INCOME MARGIN            4.92%   10.99%             4.06%        TOTAL CURRENT LIABILITIES  200.7    43.3             244.0
------------------------ --------- --------  -------  -------
                                                                     Long Term Debt             628.4     0.0   642.9   1,271.3
                                                                     Other Liabilities           98.6    11.8             110.4
                                                                                               ------  ------         ---------
Credit Statistics                                                  TOTAL LIABILITIES            927.6    55.1           1,625.6
------------------------ --------- --------  -------  -------
                                                                   SHAREHOLDERS EQUITY
EBITDA/INTEREST EXPENSE      7.53x       NM             4.29x        Minority Interst             0.0     0.4               0.4
                                                                     Preferred Stock              0.0     0.0               0.0
DEBT/EBITDA                  2.13x       NM             3.23x        Common Equity              520.1   226.6  (226.6)    520.1
------------------------ --------- --------  -------  -------                                  ------  ------         ---------
                                                                   TOTAL LIABILITIES AND
                                                                 SHAREHOLDERS EQUITY         $1,447.7  $282.1          $2,146.1

FOOTNOTES
(a) Includes $7.5m of marketable securities.
(b) Source: First Call estimates and Merrill Lynch research dated 3/19/98. Fiscal year end 1/00.
(c) Source: Wonton management estimates. Fiscal year end 12/99.
(d) Adjustments for new debt interest, new shares issued (stock transactions), and new goodwill (under purchase accounting only). Assumes non tax-deductible amortization of new goodwill over 40 years. Also, assumes a forgone interest on cash used of 5.5%
(e) CKE D&A based on historical percentage of revenues.
(f) Assumes a tax rate of 39.0%.
(g) Actual as of 5/18/98.
(h) Estimated balance sheet as of 9/98.
(i) Based on current fully diluted shares outstanding.
(j) Based on 2.0% of new debt.

Summary Pro Forma Merger Analysis: CKE

($ in millions except per share data)                      CKE Acquires Wonton for $36.00 per share, all stock, pooling-of-interest
------------------------------------------------------------------------------------------------------------------------------------
     Sources                                    Uses                                 Wonton Valuation
Wonton Cash (a)                         $4.8    Purchase of Wonton Equity   $756.3   Price per Share                          $36.00
New Debt @ $8.00%                       $0.0    Transaction Costs             $4.8   Val. of Outst. Shares
New Common Equity a2 $43.43 per share $756.3                                             (20.4 mil.) + Options (1.8 mil.)     802.5
Total Sources                         $761.1    Total Uses                  $761.1   Less: Option Proceeds                     46.2
                                                                                     Equity Purchase Price                   $456.3
--------------------------------------------    ----------------------------------   -----------------------------------------------
                                                                                           Plus: Total Debt                    $0.0
                                                                                           Less: Cash                        (131.0)
                                                                                     Enterprise Value                        $625.3
            Pro Forma Projected Income Statement                               Pro Forma Balance Sheet
                          1999                                                          1999
                    CKE (b)   Wonton (c)     Adj(d)    Combined   Assets         CKE (g)  Wonton (h)   Adj.   Combined Balance Sheet
                    -------   ----------     ------    --------                  ------   ---------    ----   ----------------------
Revenue          $2,170.9     $405.7                   $2,576.6     Cash (a)      51.7     131.0      (4.8)           177.9
  Synergies Assumed                           5.0           5.0     Accounts
                  -----------------------              --------       Receivable  23.2       2.5                        25.7
EBITDA              294.5       94.4          5.0         393.9     Inventory     23.1       3.1                        26.2
  Depreciation &                                                    Prepared
    Amortization     80.8       28.8          0.0         108.8       Expenes     11.0       1.9                        12.9
                  -----------------------              --------     Other Current
EBIT                213.7       66.4          5.0         285.1       Assets       3.2       0.0                         3.2
  Net Interest                                                                  ----------------------        ----------------------
   Expense           39.1      (7.2)          0.3          32.2     Total Current
                  -----------------------              --------       Assets     112.1     138.5                       245.8
  Pre-tax Income    175.2      73.6           4.7         252.9     Net PP&E   1,026.6     136.1                     1,162.7
  Income Taxes (f)   68.3      28.7           1.8          98.9     Goodwill     200.4       0.0       0.0             200.4
  Minority Income     0.0       0.3                         0.3     Deferred
                  -----------------------              --------       Charges      0.0        1.6                        1.6
Net Income         $106.9     $44.6          $2.9        $154.4     Deferred
                                                                    Financing Fees 0.0        0.0      0.0               0.0
                   CKE         Wonton                   Combined    Other Assets 108.5        5.8                      114.3
------------------------------------------------------------------              -----------------------       ----------------------
EPS                  $2.16     $2.12                       $2.31   Total Assets $1,447.7   $282.1                   $1,724.9
% Accretion                                                 6.84%               ----------------------        ----------------------
Shares outstanding(j)49.49     21.01          17.41        66.92   Liabilities
------------------------------------------------------------------  Accounts
Operating Statistics                                                   Payable    83.5     10.7                       94.2
EBITDA Margin        13.56%    23.27%                      15.29%   Accrued
EBIT Margin           9.84%    16.37%                      11.06%      Expenses    0.0     27.6                       27.6
Net Income Margin     4.925    10.99%                       5.99%   Deferred
------------------------------------------------------------------    Income Taxes 5.7      0.0                        5.7
Credit Statistics                                                   Other Current
EBITDA/Interest                                                       Liabilities 111.5     5.1                      116.6
   Expense            7.53x      NM                        12.25x               ----------------------        ----------------------
Debt/EBITDA           2.13x      NM                         1.60x   Total Current
------------------------------------------------------------------    Liabiliites 200.7    43.3                      244.0
                                                                    Long Term
                                                                      Debt        628.4     0.0         0.0          628.4
                                                                    Other
                                                                      Liabilities  98.6    11.8                      110.4
                                                                                ----------------------        ----------------------
                                                                                  927.6    55.1                      982.7
                                                                    Total
                                                                      Liabilities
                                                                    Shareholders Equity
                                                                      Minority
                                                                        Interest    0.0     0.4                        0.4
                                                                      Preferred
                                                                        Stock       0.0     0.0                        0.0
                                                                      Common
                                                                        Equity    520.1   226.6        (4.8)         741.9
                                                                                ----------------------        ----------------------
                                                                       Total Liabilities and Shareholders Equity
                                                                               $1,447.7  $282.1                   $1,725.0
                                                                                ======================        ======================
Footnotes
-------------------
(a) Includes $7.5m of marketable securities
(b) Source: First Call estimates and Merrill Lynch reseach dated 3/19/98. Fiscal year end 1/00.
(c) Source: Wonton managements estimates. Fiscal year end 12/99,.
(d) Adjustments for new shares issued (stock transactons). Also, assumes a forgone intest on cash used of 5.5%.
(e) CKE D&A based on historical pecentage of revenues
(f) Assumes a tax rate of 39.0%
(g) Actual as of 5/18/98.
(h) Estimated balance sheet as of 9/98.
(i) Based on current fully diluted shares outstanding.
(j) Based on 2.0% of new debt.
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